UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07751

Nuveen Multistate Trust IV

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds
31 May 2019
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C2	Class I
Nuveen Kansas Municipal Bond Fund	FKSTX	FAFOX	FCKSX	FRKSX
Nuveen Kentucky Municipal Bond Fund	FKYTX	FKCCX	FKYCX	FKYRX
Nuveen Michigan Municipal Bond Fund	FMITX	FAFNX	FLMCX	NMMIX
Nuveen Missouri Municipal Bond Fund	FMOTX	FAFPX	FMOCX	FMMRX
Nuveen Ohio Municipal Bond Fund	FOHTX	FAFMX	FOHCX	NXOHX
Nuveen Wisconsin Municipal Bond Fund	FWIAX	FWCCX	FWICX	FWIRX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

Chairman’s Letter to Shareholders
Dear Shareholders,
The worries weighing on markets at the end of 2018 appeared to dissipate in early 2019 as positive economic and corporate earnings news, more dovish signals from central banks and trade progress boosted investor confidence. However, political noise and trade disputes continue to drive short-term market volatility and weigh on longer-term outlooks. Investors are concerned that increased tariffs and a protracted stalemate between the U.S. and its trading partners could dampen business and consumer sentiment, weakening spending and potentially impacting the global economy. Additionally, political uncertainty and the risk of policy error appear elevated. In the U.S. in particular, low interest rate levels and the widening federal deficit have constrained the available policy tools for countering recessionary pressures. As the current U.S. economic expansion has reached the 10-year mark this summer, it’s important to note that economic expansions don’t die of old age, but mature economic cycles can be more vulnerable to an exogenous shock.
Until a clearer picture on trade emerges, more bouts of market turbulence are likely in the meantime. While the downside risks warrant careful monitoring, we believe the likelihood of a near-term recession remains low. Global economic growth is moderating, with demand driven by the historically low unemployment in the U.S., Japan and across Europe. Central banks across the developed world continue to emphasize their readiness to adjust policy, and China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy.
The opportunity set may be narrower, but we believe there is still scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
July 23, 2019

Portfolio Managers’
Comments
Nuveen Kansas Municipal Bond Fund
Nuveen Kentucky Municipal Bond Fund
Nuveen Michigan Municipal Bond Fund
Nuveen Missouri Municipal Bond Fund
Nuveen Ohio Municipal Bond Fund
Nuveen Wisconsin Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers Daniel J. Close, CFA, Steven M. Hlavin and Christopher L. Drahn, CFA, review economic and market conditions, key investment strategies, and the performance of the Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund. Dan has managed the Kentucky, Michigan and Ohio Funds since 2007, Steve has managed the Kansas and Wisconsin Funds since 2011, and Chris has managed the Missouri Fund since 2011.
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended May 31, 2019?
The U.S. economy continued its solid expansion, with economic activity rebounding in early 2019 after a slump at the end of 2018. In the first quarter of 2019, gross domestic product (GDP), which measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes, grew at an annualized rate of 3.1%, according to the Bureau of Economic Analysis “second” estimate. A jump in exports and a buildup of inventories helped offset slower consumer and business spending in the first three months of 2019. For the full year 2018, U.S. GDP growth came in at 2.9%, as economic activity cooled over the second half of 2018 after peaking at 4.2% (annualized) in the second quarter of 2018.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.6% in May 2019 from 3.8% in May 2018 and job gains averaged around 196,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.1% in May 2019. However, falling energy prices led to a slower rate of inflation over the past twelve months. The Consumer Price Index (CPI) increased 1.8% over the twelve-month reporting period ended May 31, 2019 before seasonal adjustment, as reported by the Bureau of Labor Statistics.
Low mortgage rates and low inventory drove home prices higher during this economic cycle. But the pace of price increases has slowed along with declining new home sales and housing starts. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.5% year-over-year in April 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.3% and 2.5%, respectively.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
As some data began pointing to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. From December 2015 through December 2018, the Fed had gradually lifted its main policy interest rate to prevent the economy from overheating. In its final meeting of 2018, the Fed indicated that two more rate hikes might be forthcoming in 2019, roiling the markets, which had expected a more dovish tone. However, as more recent data revealed a mixed picture of the economy, the Fed said it would adopt a more “patient” approach, signaling the possibility of no rate hikes in 2019. Markets began to speculate that the Fed’s next move would be a rate cut, rather than a rate increase, particularly after trade tensions intensified between the U.S. and China. However, the minutes from the Fed’s April 30-May 1 meeting showed that the Fed was in no hurry to make any policy adjustment. The Fed kept rates unchanged in its first three policy meetings of 2019, as expected, and in March announced its plan to discontinue rolling assets off its balance sheet.
During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns. Hope for a China-U.S. trade deal dimmed after the latest round of negotiations ended with an impasse and both countries levied tariff increases. Additionally, the U.S. blacklisted Chinese company Huawei, banning companies from doing business with the telecom giant without U.S. government approval. In response, China announced its own “Unreliable Entity” list. Further roiling markets was President Trump’s surprise announcement that he would impose tariffs on Mexico if the country didn’t take more action to curb illegal immigration. (Subsequent to the end of the reporting period, the two countries announced a joint agreement and the U.S. administration suspended its tariff plan.) Meanwhile, as agreed in July 2018, the U.S. and the European Union continued to withhold further tariffs. Later in 2018, the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement, but it has not yet been ratified by the countries’ legislatures. With no clear path forward on U.S.-China trade policy, markets grew increasingly worried that trade conflicts would dampen global growth, as negative sentiment could inhibit business, consumer and investor confidence and spending.
In the U.K., Prime Minister Theresa May was unable to secure a Brexit deal before the original March 29, 2019 deadline. The European Union extended the deadline to October 31, 2019, and Prime Minister May announced she would resign effective June 7, 2019, raising the possibility that her successor could favor a no-deal Brexit. Europe also contended with Italy’s euroskeptic coalition government and its challenging fiscal condition, the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey.
Elections around the world also remained a source of uncertainty. Investors grew more skeptical that Brazil’s newly elected president could deliver reforms, while some of the market’s initial fears about Mexico’s new president subsided. Europe’s traditional centrist parties lost seats in the Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.
The twelve-month reporting period began on a weak note for municipal bonds but turned strongly positive in the second half of the period. With the economy strengthening and the labor market tightening throughout the second half of 2018, the Fed continued to increase its main policy interest rate. The prevailing economic outlook was generally positive, driving the 10-year U.S. Treasury yield to a high of 3.24% in November 2018. However, interest rates declined significantly over the remainder of the reporting period on signs of a weaker macroeconomic environment, more dovish central bank policy, geopolitical tensions (especially regarding trade) and bouts of equity market volatility. The U.S. Treasury yield curve flattened overall, with a portion of the curve inverting. However, the municipal yield curve “twisted” by flattening at the short end and steepening at the long end of the curve.
Along with the falling interest rate environment, favorable supply-demand conditions were supportive of municipal bond performance. Issuance has been subdued since the passage of the Tax Cuts and Jobs Act of 2017. Because new issue advance refunding bonds are no longer tax exempt under the new tax law, the total supply of municipal bonds has decreased, boosting the scarcity value of existing municipal bonds. Municipal bond gross issuance nationwide totaled $338.6 billion in this reporting period, a 19.2% decrease from the issuance for the twelve-month reporting period ended May 31, 2018. Nevertheless, the overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been strong, the net has not, and this was an overall positive technical factor on municipal bond investment performance in recent years. Although the pace of refundings is slowing, net negative issuance is expected to continue.

Low global interest rates have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. The Fed’s pivot to a more dovish stance in early 2019 also brought investors back to fixed income markets, including municipal bonds, driving large inflows into the asset class in the early months of 2019. Additionally, as tax payers have begun to assess the impact of the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds in 2019 to date, especially in states with high income and/or property taxes.
What were the economic and market environments in Kansas, Kentucky, Michigan, Missouri, Ohio and Wisconsin during the twelve-month reporting period ended May 31, 2019?
Kansas’ economic growth is finally showing signs of improvement. After having been ranked 49th lowest amongst states for GDP growth, the State’s ranking improved to 29th. The state’s GDP grew 1.9% in 2018 compared to 0.8% in 2017. The state still trails below national GDP growth of 2.9%. Kansas saw some growth in wholesale trade, real estate, and durable goods manufacturing. As of May 2019, Kansas’ unemployment rate of 3.5% remained below the national unemployment rate of 3.6%. On the fiscal front, Kansas is recovering from Governor Brownback’s aggressive income tax cuts that began in Fiscal Year 2013 which resulted in $1 billion decline in revenues. The legislature essentially reversed Brownback’s steep tax cuts beginning Fiscal Year 2018 and the state’s fiscal condition has significantly improved. The State was able to replenish reserves in Fiscal Year 2018 and expects Fiscal Year 2019 reserves to reach nearly $980 million. The State’s Fiscal Year 2020 $18 billion budget includes $51 million supplemental pension contribution and $90 million in additional funding for public schools. Moody’s maintains its Aa2 rating and stable outlook on the State of Kansas. S&P also maintains their AA credit rating and stable outlook. For the twelve months ending May 31, 2019, municipal issuance in Kansas totaled $2.2 billion, representing a 32.7% gross issuance decrease from the twelve months ended May 31, 2018.
Kentucky’s economy continues to remain a below average performer. In 2018, the Commonwealth’s economy posted growth of just 1.4%, below the national growth rate of 2.9%. As of May 2019, the jobless rate was 4.0%, above the national rate of 3.6%. Employment and labor force figures are growing at below average rates of 0.3% and 0.1%, respectively, compared with the U.S. figures of 0.9% and 0.5%, respectively. Manufacturing accounts for an above average, 13%, of the state’s jobs, compared with 8.6% nationally. Auto manufacturing in the state has continued to do well, though it is expected to slow due to automation and drops in vehicle demand. However, the shipping industry has ramped up in the state from both UPS and Amazon, with Amazon investing in a $1.5 billion new shipping facility in Hebron expected to create 2,000 jobs by 2020. Despite a relatively stable job market, the state continues to lag the nation in terms of income metrics, educational attainment and population growth. The State continues to have budgetary pressures, largely due to the chronic underfunding of pension obligations that weighs on the expenditures and create structural budgetary problems, and has relied on budgetary cuts and reserves to fill gaps, which is unsustainable. Pension contributions are budgeted to make up 14.8% and 14.3% of Fiscal Years 2019 and 2020 spending, respectively. The combined unfunded pension liability is estimated at $29 billion, and the funded ratio is one of the weakest among states. Though the state does not have any outstanding general obligation debt, as of June 2019 the state’s implied general obligation rating and outlook was Aa3 (stable) by Moody’s and A (stable) by S&P. The state typically issues annual appropriation debt, which is rated a notch lower at A1 and A-, by Moody’s and S&P. For the twelve months ending May 31, 2019, Kentucky issued $4.2 billion in municipal bonds, a gross issuance decrease of 17.7% to the prior twelve months ended May 31, 2018.
Michigan’s economic growth has outpaced many of its Great Lakes region neighbors in recent years, driven by employment growth, continued diversification and multiple years of strong domestic auto sales. Light motor vehicle sales were essentially flat in calendar year 2018, but it was the fourth consecutive year sales exceeded 17 million units, helping to sustain Michigan’s growth. To a large extent, the Michigan economy remains tied to events in the auto industry, as the “Big Three” (General Motors, Ford and Chrysler) continued to rank among the state’s five largest employers. Overall, Michigan remained heavily reliant on manufacturing, which represented 13.9% of employment in the state, compared with 8.6% nationally. As of May 2019, Michigan’s unemployment rate was 4.2%. Favorably, the state’s labor force participation rate has remained stable as unemployment has improved, indicating a real improvement in job growth. Following the peak in housing prices in mid-2006, home prices in Michigan declined dramatically and the inventory of foreclosed homes remained elevated in many of the state’s hardest-hit metropolitan areas, including Detroit, Warren and Flint. Improvement in the state economy has brought slow, steady improvement in the housing market. According to the S&P CoreLogic Case-Shiller Index of 20 major metropolitan areas, housing prices in Detroit rose 3.5% over the twelve months ended April 2019 (most recent data available at the time this report was prepared), in line with the national average increase of 3.5%. On the fiscal front, as revenues improved, the state has demonstrated a commitment to rebuilding reserves and maintaining structurally balanced opera-

Portfolio Managers’ Comments (continued)
tions. The state’s previously depleted budget stabilization/rainy day reserve fund is now on pace to approach $1 billion by the end of Fiscal Year 2019. The state’s improved financial and cash position has eliminated the need for cash flow borrowing, which the state hasn’t resorted to since 2011. Strong income and sales tax revenue growth have helped make this possible, though the pace of revenue growth is projected to slow over the next two years. This slowdown and the state’s gap in infrastructure spending have the potential to pose future budgetary pressure. Newly elected Governor Gretchen Whitmer’s campaigned on a promise to address Michigan’s deteriorating transportation infrastructure and new funding for roads is a key part of her Fiscal 2020 budget proposal. The $60.2 billion budget, which represents a 3.5% increase over the prior year, dedicates much of the increased spending to road repairs and education. As proposed, spending on roads would be funded by a 45 cents per gallon increase in the fuel tax, to be implemented incrementally over a one year period beginning in October 2019. The budget also increases education spending with funding increases targeted at lower funded schools. As of March 2019, Moody’s and S&P rated Michigan general obligation (GO) debt at Aa1 and AA-, respectively. During the twelve months ended May 31, 2019, municipal issuance in Michigan totaled $8.5 billion, a gross issuance increase of 28.3% from the twelve months ended May 31, 2018.
Missouri’s economic growth is outpacing its Midwestern peers but still continues to lag national economic growth. After having been ranked as the 37th lowest amongst states for GDP growth, the State’s ranking improved to 20th. The state’s GDP grew 2.3% compared to national GDP growth of 2.9%. As of May 2019, Missouri’s unemployment rate of 3.3% remains below the national unemployment rate of 3.6%, though this is partially due to contraction of the labor force. The state saw growth in the following sectors: wholesale trade, information, & durable and non-durable goods manufacturing. The Missouri Constitution requires that the state pass a balanced budget. In June 2019, the Governor signed off on the state’s $30 billion budget that includes a $60 million increase in public school funding, significant increase of funding to higher education institutions after previous cuts. Moody’s, S&P and Fitch rate Missouri general obligation debt at Aaa/AAA/AAA and all have stable outlooks. For the twelve months ended May 31, 2019, municipal issuance in Missouri totaled $4.0 billion, representing a 42.0% gross issuance decrease from the twelve months ended May 31, 2018.
Ohio’s employment growth in 2018 was the strongest in years, although national leading economic indicators point to slower but continued growth in 2019. In 2018, Ohio had a job growth rate of 2.1%. That was the state’s best year since 1994’s rate of 3.6%. The U.S. labor force grew by 1.6% over the last year. It is rare for Ohio to outperform the nation’s job growth average, which it did in 2010 and in 2018, perhaps in response to federal stimulus policies in those years. As of May 2019, Ohio’s unemployment rate was 4.1%. The decades-long decline in manufacturing employment continues in the state, while more jobs get created in the health services sector, in particular. Ohio’s economy has also been affected by stagnant population growth. The state’s population grew by 174,000 to nearly 11.7 million between 2008 and 2018, placing the state’s lackluster growth 41st in the nation for that period. According to the S&P CoreLogic Case-Shiller Index, housing prices in Cleveland rose 3.5% over the twelve months ended April 2019 (most recent data available at the time this report was prepared). Ohio’s median household income continues to widen from the national median. Ohio’s household income stood at $54,021, which places it 35th in the U.S., according to the Census Bureau. Ohio began 2019 with a new governor, Mike DeWine, who emphasized greater investment in infrastructure, combatting the state’s addiction epidemic, and workforce development as key themes in his first State of the State address. On the fiscal front, Ohio’s year-to-date revenues (through February 2019) are 1.6% below estimate but 1.8% above the prior year’s collections. The greatest increase in dollars comes from sales tax receipts, as recent tax reform gradually lowered the individual income tax rate while raising the state’s sales tax. The state’s conservative fiscal management has resulted in a strong financial position, with sound liquidity and reserve levels. Ohio prioritized the rebuilding of its Budget Stabilization Fund after the Great Recession. The current Budget Stabilization Fund balance of $2.7 billion is 8.5% of general fund revenues. As of February 2019, Moody’s and S&P rated Ohio GO debt at Aa1 and AA+, respectively, with stable outlooks. For the twelve months ended May 31, 2019, municipal issuance in Ohio totaled $8.0 billion, a gross issuance decrease of 37.0% compared with the twelve months ended May 31, 2018.
Wisconsin’s economy is considered moderately strong despite some metrics trailing the national average. Strong manufacturing job growth has buoyed Wisconsin’s economic progress post-recession. In 2017 the state’s economy expanded at a rate of 3.1%, below the national growth rate of 4.1%, ranking Wisconsin 39th in terms of GDP growth by state. Though below average in overall growth, solid labor market gains, especially in manufacturing, bolstered total employment levels and positively impacted both labor force participation and the unemployment rate. The State projects total employment grew 1.1% in 2018 and will increase by a similar amount in 2019. The State’s economy has diversified, due to growth in education and health services, but manufacturing overall still accounts for an elevated 15.9% of employment in the State, compared to the national average of 8.6%. This makes Wisconsin the second most dependent state on manufacturing nationwide. Wisconsin’s unemployment rate, which typically trends below the U.S, was just 2.8% as of

May 2019, well below the national rate of 3.6%. The State’s dependence on manufacturing and comparatively weaker demographic profile are projected to constrain economic growth to just average over the long term. The Fiscal Year 2019 budget, including unspent or lapsed appropriations carried over from Fiscal Year 2018, totals $17.5 billion, an increase of 4.8% over the prior year. The approved plan will spend down reserves by an estimated $550 million. Revenues, led by income and sales tax revenue growth, are projected to increase by 3.5% and 2.5% in Fiscal Years 2020 and 2021, respectively. In comparison to other states, Wisconsin has historically maintained fairly modest reserve levels. The state’s Rainy Day or Budget Stabilization fund has maintained a balance of about $280 million since 2013. This is equivalent to less than 2% of appropriations, but the highest amount ever in the fund’s history. Improved liquidity and recent changes broadening the state’s ability to internally borrow across state funds on a short-term basis have precluded the need to cash flow borrow since 2012. Wisconsin’s debt levels remain above average. Wisconsin is ranked 15th among states with tax supported debt per capita at $1,660, above the national median of $987. Wisconsin’s high debt ratios are partially attributed to its issuance of $1.8 billion in bonds in 2003 to fund the State’s pension liability. As a result, the state has no unfunded pension liability. Wisconsin’s general obligation debt carried ratings of Aa1 from Moody’s and AA from S&P. Moody’s upgraded the state’s rating to Aa1 from Aa2 in August 2017. For the twelve months ended May 31, 2019, Wisconsin issued $9.2 billion of municipal bonds, a gross issuance decrease of 13.2% from the twelve-month period ended May 31, 2018.
How did the Funds perform during the twelve-month reporting period ended May 31, 2019?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the one-year, five-year, ten-year and/or since-inception periods ended May 31, 2019. The returns for each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average.
During the reporting period, the Class A Shares at NAV of the Wisconsin Fund outperformed the S&P Municipal Bond Index, while the Kansas, Kentucky, Michigan, Missouri and Ohio Funds underperformed this performance measure. The Kentucky, Michigan, Missouri, Ohio and Wisconsin Funds outperformed their respective Lipper classification averages, while the Kansas Fund lagged its Lipper classification average.
What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance during the twelve-month reporting period ended May 31, 2019?
All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by NAM. Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.
Nuveen Kansas Municipal Bond Fund
The Nuveen Kansas Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2019. The key source of difficulty was our duration positioning (interest rate sensitivity), which modestly detracted from the Fund’s relative performance.
During the reporting period, we encountered very limited supply of high coupon Kansas municipal bonds. Amid this supply constraint, the Fund received significant shareholder inflows for most of the reporting period. Rather than rush to deploy these proceeds into bonds we found unattractively structured, we preferred to keep more of the portfolio in cash and short-term securities in anticipation of better future opportunity. The impact of maintaining these larger-than-normal short-term investments moved the Fund’s duration from essentially neutral to the index at the reporting period’s halfway point to shorter than the index in the second half of the reporting period. Such positioning hindered the Fund’s ability to fully participate in the municipal market rally that occurred between January and May 2019.
Sector positioning had a slightly negative performance impact. An overweighting in the tobacco sector detracted, given this category’s relative underperformance. Offsetting positive factors included the Fund’s overweightings in the health care, dedicated tax and public power sectors, all of which outpaced the index.

Portfolio Managers’ Comments (continued)
Security selection added value relative to the index, particularly our willingness to hold out-of-state industrial development revenue (corporate-backed) bonds. We were selective with our non-Kansas investments, focusing on securities we believed offered sufficient yield and total return potential to offset the bonds’ lack of state-tax advantages for Kansas residents. However, we also recognize that out of state investments are taxable for Kansas residents, so we focused only on bonds that we believed offered sufficient total return potential to compensate for that lack of a tax advantage. In this category, one very strong performer was FirstEnergy Solutions, an Ohio bond that gained sharply as the issuer continued to make progress in its post-bankruptcy restructuring. Other notable outperformers among our corporate-backed holdings included bonds for United Airlines, Inc. (Texas), Goldman Sachs Headquarters (New York), 3 World Trade Center Project (New York) and Iowa Fertilizer Company.
Credit quality positioning was another source of relative outperformance, especially overweights in lower investment grade, below investment grade and non-investment grade bonds. These stances contributed to results, given that these categories outperformed higher grade securities, in which the Fund was significantly underweighted.
Our purchases this reporting period took place across several sectors and generally had longer durations, mid-quality credit ratings and high coupons ranging from four to five percent. Key purchases that fit these criteria included issues of Lawrence Memorial Hospital, Leavenworth County Unified School District, Hutchinson Regional Medical Center, Kansas State Turnpike Authority and Wyandotte County - Kansas City Unified Government Utility System. We also purchased Dodge City, Kansas sales tax revenue bonds, Johnson/Miami Unified School District and Village Shalom senior-living bonds.
Beyond those purchases and the out-of-state acquisitions, we found value among bonds of U.S. territories, which may include exemption from most federal, state and local taxes. We also purchased newly issued insured Puerto Rico bonds we believed offered a favorable risk/reward trade-off.
Toward the end of 2018, we sold some lower yielding holdings and replaced them with similarly structured issues with better income characteristics. These transactions offered the combined benefit of allowing us to increase the Fund’s income profile, while creating a tax loss we can use to offset against future capital gains.
Proceeds for our new purchases during the reporting period came from shareholder flows into the Fund, as well as bond calls and maturities.
Nuveen Kentucky Municipal Bond Fund
The Nuveen Kentucky Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2019.
Sector positioning detracted from the Fund’s performance relative to the index, due partly to an overweighting in pre-refunded bonds. Although these very high quality, short maturity securities produced a positive return, they nevertheless lagged the index in a market environment favoring lower quality, longer duration (more interest rate sensitive) bonds. The Fund also saw underperformance from its health care bond exposure.
Individual security selection modestly detracted, primarily related to our exposure to short dated, high quality bonds. On the positive side, we benefited from exposure to tender option bonds, whose increased interest rate sensitivity made them strong performers in an environment of generally declining interest rates.
Duration positioning contributed to relative performance. We were underweighted in shorter duration bonds, which helped the Fund’s results, given longer bonds’ outperformance for the reporting period.
Credit positioning added value. As lower rated, higher yielding bonds outperformed their higher quality, lower yielding counterparts, the Fund’s overweighting in the market’s BBB rated credit tier contributed to results. Simultaneously, we were underweighted in the market’s highest rating category, AAA rated, which further lifted results on a relative basis.

In managing the portfolio this reporting period, we engaged in various tax-loss bond swaps. These transactions enabled us to improve the Fund’s income generation capability. With this approach, we exchanged bonds with lower book yields for similarly structured bonds offering higher book yields, while simultaneously generating a taxable loss we can apply against future capital gains.
A number of our bonds matured during the reporting period, particularly in the first half of the reporting period, resulting in substantial proceeds requiring reinvestment. We were relatively active in purchasing new bonds for the Fund during the reporting period. With these funds, as well as the proceeds from call activity, we purchased bonds across several market sectors, including dedicated tax, state appropriation, health care, higher education, water/sewer, airport, utility, prepaid gas and student loans. One notable new issue, purchased in both the primary and secondary municipal markets, was Lexington Transient Room Tax bonds. Because this was a new issuer in the state, these purchases enabled us to enhance the Fund’s diversification. Also, the bonds’ longer duration and lower investment grade credit rating helped us accomplish our duration management and credit quality objectives.
Late in the reporting period, we established a new position in Puerto Rico sales-tax bonds. (Bonds of Puerto Rico and other U.S. territories may include exemption from most federal, state and local taxes.)
Nuveen Michigan Municipal Bond Fund
The Nuveen Michigan Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2019.
Security selection detracted, due largely to subpar performance from our high quality, short-maturity bond positions, which generally lagged the market. We saw a negative impact on relative performance from certain bonds we sold last November and December 2018 to generate proceeds needed to satisfy shareholder redemptions. Our strongest performers of the reporting period were tender option bonds, whose long durations contributed to results.
Credit quality positioning modestly hampered performance relative to the index. Our underweighting in bonds with a credit rating of BBB (the lowest tier of the investment grade bond universe) detracted, given that lower rated, higher yielding issues tended to outperform higher quality, lower yielding debt during the reporting period.
On a sector basis, the Fund’s overweighting in pre-refunded bonds detracted from performance, as these high quality, short-maturity issues lagged the index. Our allocation to the health care sector also weighed on results.
Duration (interest rate) positioning contributed to relative performance. Our overweighting in longer-duration securities added value, as these bonds with greater sensitivity to declining rates outperformed shorter-duration bonds. A corresponding underweighting in the market’s shortest-duration segments also detracted, given these securities’ relative underperformance.
In late November and early December 2018, as the municipal bond market was struggling, we experienced elevated shareholder redemptions, which we financed by selling various bonds with low book yields. When the calendar turned in 2019 and the municipal bond market rallied for the remaining five months of the reporting period, we received new shareholder investments. With these proceeds, and those of bond maturities and calls, we invested across multiple market sectors, including tax increment finance, water/sewer, higher education, health care, and local general obligation.
For the first time in several years, we invested in selected bond issuers tied to Southeast Michigan. Our prior reluctance to invest in this region reflected our caution about the credit quality of the area surrounding Detroit. While we remained highly selective in these investments, we took advantage of opportunities to invest in bonds offering what we believed were especially favorable yields relative to the securities’ credit risks.
Our purchases took place across a variety of credit quality segments, with a particular emphasis on AA rated bonds, as this is where we found the greatest supply of bonds meeting our investment criteria. Our purchases generally included longer and longer-intermediate maturities, as bonds in this range allowed us to maintain the Fund’s duration positioning at our desired level.

Portfolio Managers’ Comments (continued)
To keep the Fund fully invested when we were not finding suitable bonds to purchase, we periodically bought variable-rate demand notes. These are short-term securities with a coupon that is reset on a daily or weekly basis. We saw these securities as effective placeholders in the portfolio as we awaited suitable long-term investment opportunities.
Toward the end of the reporting period, we established a stake in Puerto Rico sales-tax bonds. Like all bonds issued by U.S. territories, these securities may include exemption from most federal, state and local taxes. Unlike many other Puerto Rico bonds, the securities are currently paying a coupon and we believe the bonds are offering an attractive yield relative to their risk.
Nuveen Missouri Municipal Bond Fund
The Nuveen Missouri Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2019.
The Fund’s sector positioning modestly detracted from relative performance. Specifically, our underweightings in the transportation and tax-backed sectors, both of which outperformed the index, hindered the Fund’s results. Our overweighting in the higher education sector was a positive performance factor, as that sector outpaced the index. Within the health care sector, our larger exposure to hospitals, as well as individual security selection in this subsector, proved beneficial. However, selected life care bonds were individual detractors as a number of senior living issuers in Missouri embarked on expansion projects during the reporting period, which caused bouts of spread widening.
Meanwhile, yield curve positioning had a positive impact on relative performance, much of it stemming from the Fund’s heavier exposure to longer duration bonds. Due largely to their strong performance in the second half of the reporting period, as interest rates declined, longer bonds tended to outpace shorter-dated issues for the reporting period.
Credit quality positioning had a neutral performance impact. We were overweighted in lower investment grade and non-rated bonds, which generally did well, but as mentioned earlier, a number of individual holdings held back performance somewhat.
The Fund experienced shareholder inflows during the reporting period. These, coupled with the proceeds of bond calls and maturities, provided us with ample funds to actively make purchases this reporting period. Missouri new-issue supply was limited relative to the national market, and the Fund relied heavily on the secondary markets. Accordingly, our new issue acquisitions tended to be higher in quality, reflected in the Fund’s increased allocation to AA rated bonds during the twelve-month reporting period. However, we also took advantage of periodic opportunities to obtain higher yielding bonds in the new issue market, notably adding issues of Lutheran Senior Services and Saint Louis University.
Tax loss swapping was another source of activity. We sold several lower yielding bond positions and reinvested the proceeds in new bonds offering higher yields prevailing in the marketplace. Besides improving the Fund’s income profile, these transactions allowed us to recognize tax losses that in the future we will be able to apply against capital gains.
At about the same time, we also sold some lower coupon holdings. As rates rose in late 2018, we engaged in these transactions on a precautionary basis, as we felt these lower income bonds would be more vulnerable if rates were to move higher. Although we were actively making new purchases and sales throughout the reporting period, the Fund’s broad sector allocations did not significantly change over the course of the reporting period.
Nuveen Ohio Municipal Bond Fund
The Nuveen Ohio Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2019.
Credit quality and sector positioning were the primary negatives underlying the Fund’s relative underperformance. From a credit standpoint, the Fund’s primary challenge was an overweight in the market’s B credit rating tier. This allocation reflected our roughly 3% exposure in tobacco-securitization bonds. Tobacco bonds struggled during the reporting period, as investors became somewhat more concerned about the possible long-term financial impact of declining smoking trends.

Sector positioning also detracted, especially a relative overweighting in pre-refunded debt. These bonds’ very high credit quality and short durations weighed on our performance, given the market’s recent preference for lower quality, longer-duration bonds. The Fund also experienced underperformance from its health care bond exposure.
In contrast, the Fund benefited from its duration (interest rate) positioning. A relative underweight in the market’s shortest-duration securities was the primary positive duration-related factor.
A greater performance impact came from favorable security selection. The Fund benefited the most from our position in bonds of FirstEnergy Solutions. As this utility company continued to make progress in its post-bankruptcy restructuring, these bonds enjoyed strong price appreciation during the reporting period, helping to boost the Fund’s result on a relative basis. Exposure to longer-duration debt also helped, particularly our exposure to tender option bonds. However, we saw some underperformance from the Fund’s short-dated, high quality positions.
In the first half of the reporting period, we periodically engaged in tax-loss bond swaps. This strategy entailed selling portfolio holdings with lower book yields and using the proceeds to buy similarly structured but better yielding bonds. Accordingly, we were able to improve the Fund’s income characteristics while also creating a taxable loss that we can use to offset capital gains in the future. We did not meaningfully employ this strategy in the reporting period’s second half.
Primarily with the proceeds of maturing and called bonds but also to a lesser extent the sale of certain lower-yielding bonds, we added new bonds across a handful of market sectors. New purchases over the course of the reporting period included some higher education, local and state general obligation, dedicated-tax, health care, transportation and utility bonds. When making new purchases, we often favored longer-dated bonds with credit ratings ranging from A to AA.
We also established a new position in Puerto Rico sales-tax bonds. We believed these securities offered an attractive yield relative to their credit risk. As with other bonds of U.S. territories, these securities may include exemption from most federal, state and local taxes.
Nuveen Wisconsin Municipal Bond Fund
The Nuveen Wisconsin Municipal Bond Fund outperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2019.
Security selection was the overwhelming driver of this relative outperformance. Among tax-free Wisconsin holdings, we saw solid gains from PHW (Presbyterian Homes Wisconsin) Senior Living Facility, Oconomowoc bonds, which rallied strongly since we purchased these newly issued securities in September 2018. National Gypsum Company, a taxable investment grade rated, corporate-backed bond issued in Wisconsin, also produced strong gains.
In addition, the Fund experienced strong results from several out-of-state holdings, reflecting our willingness to invest beyond the state’s borders when the supply of suitable Wisconsin bonds was severely constrained, and where we saw enough yield to compensate for the lack of a tax advantage for Wisconsin residents. Our best performer in this category was FirstEnergy Solutions (Ohio). These securities benefited from the issuer’s continued progress in its post-bankruptcy restructuring. Holdings in bonds issued for 3 World Trade Center Project (New York) also contributed, as they generated gains much larger than the index.
We also benefited from an investment in Virgin Islands Water and Power Authority revenue bonds, which outpaced the index by a significant margin. As a territory of the United States, the U.S. Virgin Islands (as with Puerto Rico and Guam) issues municipal debt, which may include exemption from most federal, state and local taxes.
Credit quality positioning provided a modest performance benefit. We were helped by our relative overweighting in below investment grade and non-investment grade securities. Bonds in these categories outperformed higher rated investment grade securities, in which the Fund had a relative underweighting.

Portfolio Managers’ Comments (continued)
Although the Fund’s duration (interest rate positioning) had little overall relative performance impact this reporting period, our sector allocation modestly detracted. Overweightings in the tobacco and state-appropriated sectors detracted, given their relative underperformance. An offsetting positive factor, however, was the Fund’s much larger-than-index exposure to dedicated sales-tax bonds, which outperformed the index.
The Wisconsin municipal bond market poses unique challenges for portfolio managers, given that much of its municipal debt is taxable. Further, much of the tax-free debt the state issued during the reporting period carried suboptimal yields. Through diligent research, we were able to find several attractive higher coupon, tax exempt Wisconsin bonds with investment grade credit ratings and intermediate to long durations. Key purchases that fit these themes included Wisconsin Alumni Research Foundation, Glendale Community Development Authority tax increment financing, Brookfield Community Development, Neenah Community Development Authority lease revenue bonds, University of Wisconsin student housing, Southeast Wisconsin sales tax, Bellin Memorial Hospital, Marshfield Clinic Health Systems, and Wisconsin Housing and Economic Development Authority multi-family housing bonds. Meanwhile, constraints in the supply of fully tax-exempt Wisconsin municipal debt, coupled with Fund requirements to maintain a sufficient allocation to investment grade credits, prompted us to look outside the state for additional suitable opportunities.
Proceeds for these purchases came primarily from bond maturities and calls, and from shareholder flows into the Fund. Furthermore, we engaged in some tax-loss selling toward the end of 2018. We replaced existing lower coupon Guam and Wisconsin positions in the portfolio with similar holdings providing better book yields. With these swaps, we improved the income-generation characteristics of the Fund and realized tax losses that we can apply against future capital gains.

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.

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Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Kansas Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	4.96%	3.34%	4.53%
Class A Shares at maximum Offering Price	0.57%	2.45%	4.09%
S&P Municipal Bond Index	6.06%	3.55%	4.73%
Lipper Other States Municipal Debt Funds Classification Average	5.10%	2.84%	3.84%
Class C2 Shares	4.37%	2.78%	3.96%
Class I Shares	5.17%	3.54%	4.74%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	4.13%	2.52%	3.21%
Average Annual Total Returns as of June 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	4.64%	3.35%	4.62%
Class A Shares at maximum Offering Price	0.28%	2.46%	4.16%
Class C2 Shares	4.05%	2.80%	4.04%
Class I Shares	4.86%	3.57%	4.83%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	3.82%	2.55%	3.17%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.87%	1.67%	1.42%	0.67%
Effective Leverage Ratio as of May 31, 2019

Effective Leverage Ratio	4.71%

Growth of an Assumed $10,000 Investment as of May 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Kentucky Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.74%	3.14%	4.28%
Class A Shares at maximum Offering Price	1.27%	2.25%	3.83%
S&P Municipal Bond Index	6.06%	3.55%	4.73%
Lipper Other States Municipal Debt Funds Classification Average	5.10%	2.84%	3.84%
Class C2 Shares	5.15%	2.57%	3.72%
Class I Shares	5.89%	3.34%	4.49%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	4.91%	2.32%	2.85%
Average Annual Total Returns as of June 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	6.13%	3.20%	4.41%
Class A Shares at maximum Offering Price	1.63%	2.31%	3.96%
Class C2 Shares	5.53%	2.64%	3.84%
Class I Shares	6.37%	3.41%	4.61%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	5.40%	2.40%	2.88%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.86%	1.66%	1.41%	0.66%
Effective Leverage Ratio as of May 31, 2019

Effective Leverage Ratio	9.61%

Growth of an Assumed $10,000 Investment as of May 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Michigan Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.49%	3.55%	4.54%
Class A Shares at maximum Offering Price	1.04%	2.66%	4.10%
S&P Municipal Bond Index	6.06%	3.55%	4.73%
Lipper Other States Municipal Debt Funds Classification Average	5.10%	2.84%	3.84%
Class C2 Shares	4.89%	2.97%	3.96%
Class I Shares	5.72%	3.75%	4.74%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	4.67%	2.72%	3.34%
Average Annual Total Returns as of June 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.93%	3.58%	4.68%
Class A Shares at maximum Offering Price	1.45%	2.69%	4.23%
Class C2 Shares	5.33%	3.02%	4.11%
Class I Shares	6.16%	3.80%	4.90%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	5.11%	2.76%	3.37%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.86%	1.66%	1.41%	0.66%
Effective Leverage Ratio as of May 31, 2019

Effective Leverage Ratio	2.99%

Growth of an Assumed $10,000 Investment as of May 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Missouri Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.69%	3.72%	5.15%
Class A Shares at maximum Offering Price	1.26%	2.83%	4.70%
S&P Municipal Bond Index	6.06%	3.55%	4.73%
Lipper Other States Municipal Debt Funds Classification Average	5.10%	2.84%	3.84%
Class C2 Shares	5.15%	3.17%	4.58%
Class I Shares	5.93%	3.94%	5.36%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	4.96%	2.89%	3.49%
Average Annual Total Returns as of June 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	6.06%	3.82%	5.26%
Class A Shares at maximum Offering Price	1.60%	2.92%	4.81%
Class C2 Shares	5.52%	3.26%	4.69%
Class I Shares	6.30%	4.04%	5.46%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	5.24%	2.99%	3.49%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.78%	1.58%	1.33%	0.58%
Effective Leverage Ratio as of May 31, 2019

Effective Leverage Ratio	0.00%

Growth of an Assumed $10,000 Investment as of May 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Ohio Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.84%	3.51%	4.54%
Class A Shares at maximum Offering Price	1.43%	2.64%	4.10%
S&P Municipal Bond Index	6.06%	3.55%	4.73%
Lipper Ohio Municipal Debt Funds Classification Average	5.32%	2.97%	3.80%
Class C2 Shares	5.24%	2.93%	3.96%
Class I Shares	6.12%	3.71%	4.75%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	5.02%	2.68%	3.25%
Average Annual Total Returns as of June 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	6.27%	3.59%	4.71%
Class A Shares at maximum Offering Price	1.84%	2.71%	4.27%
Class C2 Shares	5.68%	3.03%	4.14%
Class I Shares	6.57%	3.81%	4.93%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	5.46%	2.78%	3.27%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.78%	1.58%	1.33%	0.58%
Effective Leverage Ratio as of May 31, 2019

Effective Leverage Ratio	2.03%

Growth of an Assumed $10,000 Investment as of May 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Wisconsin Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	6.29%	3.64%	4.45%
Class A Shares at maximum Offering Price	1.82%	2.75%	4.00%
S&P Municipal Bond Index	6.06%	3.55%	4.73%
Lipper Other States Municipal Debt Funds Classification Average	5.10%	2.84%	3.84%
Class C2 Shares	5.69%	3.07%	3.89%
Class I Shares	6.52%	3.84%	4.67%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	5.45%	2.81%	3.61%
Average Annual Total Returns as of June 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	6.58%	3.74%	4.65%
Class A Shares at maximum Offering Price	2.10%	2.85%	4.20%
Class C2 Shares	5.97%	3.17%	4.07%
Class I Shares	6.71%	3.95%	4.85%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	5.74%	2.91%	3.64%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.88%	1.68%	1.43%	0.68%
Effective Leverage Ratio as of May 31, 2019

Effective Leverage Ratio	5.17%

Growth of an Assumed $10,000 Investment as of May 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Yields    as of May 31, 2019
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7  –  Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen Kansas Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.94%	2.29%	2.52%	3.28%
SEC 30-Day Yield	1.92%	1.22%	1.46%	2.21%
Taxable-Equivalent Yield (28.2%)[2]	2.67%	1.70%	2.03%	3.08%
Nuveen Kentucky Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.79%	2.14%	2.36%	3.13%
SEC 30-Day Yield	1.62%	0.90%	1.15%	1.89%
Taxable-Equivalent Yield (29.0%)[2]	2.28%	1.27%	1.62%	2.66%
Nuveen Michigan Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.36%	1.70%	1.91%	2.68%
SEC 30-Day Yield	1.54%	0.82%	1.07%	1.81%
Taxable-Equivalent Yield (28.3%)[2]	2.15%	1.14%	1.49%	2.52%

Nuveen Missouri Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.11%	2.47%	2.73%	3.46%
SEC 30-Day Yield	1.88%	1.17%	1.42%	2.16%
Taxable-Equivalent Yield (28.9%)[2]	2.64%	1.65%	2.00%	3.04%
Nuveen Ohio Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.42%	1.71%	1.97%	2.75%
SEC 30-Day Yield - Subsidized	1.56%	0.84%	1.08%	1.82%
SEC 30-Day Yield - Unsubsidized	1.56%	0.84%	1.08%	1.82%
Taxable-Equivalent Yield - Subsidized (29.0%)[2]	2.20%	1.18%	1.52%	2.56%
Taxable-Equivalent Yield - Unsubsidized (29.0%)[2]	2.20%	1.18%	1.52%	2.56%
Nuveen Wisconsin Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.98%	2.34%	2.56%	3.33%
SEC 30-Day Yield	1.98%	1.27%	1.53%	2.27%
Taxable-Equivalent Yield (29.7%)[2]	2.81%	1.81%	2.18%	3.23%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.

Holding Summaries    as of May 31, 2019
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen Kansas Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	99.5%
Other Assets Less Liabilities	3.4%
Net Assets Plus Floating Rate Obligations	102.9%
Floating Rate Obligations	(2.9)%
Net Assets	100%

States and Territories (% of total municipal bonds)
Kansas	62.6%
Guam	16.2%
Puerto Rico	6.0%
New York	4.9%
Iowa	2.2%
Virgin Islands	1.4%
Texas	1.4%
Virginia	1.3%
California	0.9%
Illinois	0.9%
Ohio	0.7%
Pennsylvania	0.6%
Colorado	0.5%
Indiana	0.3%
New Jersey	0.1%
Maryland	0.0%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	24.6%
Tax Obligation/General	14.0%
Utilities	13.6%
U.S. Guaranteed	11.8%
Health Care	10.4%
Transportation	6.7%
Other	18.9%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	11.8%
AAA	4.0%
AA	33.0%
A	15.7%
BBB	10.4%
BB or Lower	17.3%
N/R (not rated)	7.8%
Total	100%

Nuveen Kentucky Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	106.7%
Other Assets Less Liabilities	1.9%
Net Assets Plus Floating Rate Obligations	108.6%
Floating Rate Obligations	(8.6)%
Net Assets	100%

States and Territories (% of total municipal bonds)
Kentucky	97.6%
Ohio	1.4%
Puerto Rico	1.0%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	27.6%
Health Care	17.5%
Education and Civic Organizations	13.4%
Water and Sewer	12.3%
Transportation	9.9%
Utilities	9.6%
U.S. Guaranteed	9.1%
Other	0.6%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	8.1%
AAA	8.0%
AA	26.8%
A	38.9%
BBB	12.8%
N/R (not rated)	5.4%
Total	100%

Holding Summaries    as of May 31, 2019 (continued)
Nuveen Michigan Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	96.6%
Short-Term Municipal Bonds	0.6%
Other Assets Less Liabilities	4.6%
Net Assets Plus Floating Rate Obligations	101.8%
Floating Rate Obligations	(1.8)%
Net Assets	100%

States and Territories (% of total municipal bonds)
Michigan	98.9%
Puerto Rico	1.1%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/General	24.2%
Education and Civic Organizations	23.4%
Health Care	12.7%
Tax Obligation/Limited	11.2%
Water and Sewer	10.7%
Utilities	6.8%
U.S. Guaranteed	5.5%
Other	5.5%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	5.0%
AAA	16.4%
AA	59.0%
A	15.1%
BB or Lower	3.0%
N/R (not rated)	1.5%
Total	100%

Nuveen Missouri Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	97.8%
Short-Term Municipal Bonds	2.3%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

States and Territories (% of total municipal bonds)
Missouri	98.1%
Guam	1.2%
Puerto Rico	0.7%
Total	100%
Portfolio Composition (% of total investments)
Health Care	24.0%
Tax Obligation/Limited	17.5%
Education and Civic Organizations	15.6%
Tax Obligation/General	14.0%
Water and Sewer	8.4%
Long-Term Care	5.6%
Utilities	5.4%
Other	9.5%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	4.3%
AAA	4.3%
AA	46.9%
A	24.7%
BBB	8.4%
BB or Lower	2.8%
N/R (not rated)	8.6%
Total	100%

Holding Summaries    as of May 31, 2019 (continued)
Nuveen Ohio Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	97.1%
Other Assets Less Liabilities	2.9%
Net Assets	100%

States and Territories (% of total municipal bonds)
Ohio	98.9%
Puerto Rico	1.1%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	22.0%
Tax Obligation/General	19.2%
Health Care	11.3%
Water and Sewer	11.1%
Transportation	8.9%
Education and Civic Organizations	8.5%
U.S. Guaranteed	7.8%
Utilities	5.7%
Other	5.5%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	7.8%
AAA	16.8%
AA	50.3%
A	14.1%
BBB	1.8%
BB or Lower	5.2%
N/R (not rated)	4.0%
Total	100%

Nuveen Wisconsin Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	96.3%
Other Assets Less Liabilities	8.7%
Net Assets Plus Floating Rate Obligations	105.0%
Floating Rate Obligations	(5.0)%
Net Assets	100%

States and Territories (% of total municipal bonds)
Wisconsin	65.6%
Puerto Rico	13.3%
Guam	9.9%
New York	2.7%
Virgin Islands	2.0%
Iowa	1.5%
Ohio	1.1%
Illinois	0.9%
Virginia	0.9%
Pennsylvania	0.7%
Indiana	0.7%
California	0.3%
Minnesota	0.2%
New Jersey	0.1%
Maryland	0.1%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	32.7%
Health Care	14.2%
Housing/Multifamily	12.4%
Utilities	10.8%
Long-Term Care	7.6%
Tax Obligation/General	5.0%
Other	17.3%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	2.8%
AAA	1.5%
AA	31.0%
A	30.6%
BBB	15.3%
BB or Lower	6.4%
N/R (not rated)	12.4%
Total	100%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended May 31, 2019.
The beginning of the period is December 1, 2018.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Kansas Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,042.80	$1,038.80	$1,039.90	$1,043.80
Expenses Incurred During the Period	$ 4.18	$ 8.23	$ 6.97	$ 3.11
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.84	$1,016.85	$1,018.10	$1,021.89
Expenses Incurred During the Period	$ 4.13	$ 8.15	$ 6.89	$ 3.07
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.82%, 1.62%, 1.37% and 0.61% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Kentucky Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,056.50	$1,052.40	$1,053.60	$1,057.70
Expenses Incurred During the Period	$ 4.05	$ 8.14	$ 6.86	$ 3.03
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.99	$1,017.00	$1,018.25	$1,021.99
Expenses Incurred During the Period	$ 3.98	$ 8.00	$ 6.74	$ 2.97
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.59%, 1.34% and 0.59% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Nuveen Michigan Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,055.10	$1,050.20	$1,051.30	$1,055.40
Expenses Incurred During the Period	$ 4.20	$ 8.28	$ 7.06	$ 3.18
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.84	$1,016.85	$1,018.05	$1,021.84
Expenses Incurred During the Period	$ 4.13	$ 8.15	$ 6.94	$ 3.13
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.82%, 1.62%, 1.38% and 0.62% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Nuveen Missouri Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,056.40	$1,053.30	$1,053.80	$1,057.60
Expenses Incurred During the Period	$ 4.00	$ 8.09	$ 6.81	$ 2.98
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.04	$1,017.05	$1,018.30	$1,022.04
Expenses Incurred During the Period	$ 3.93	$ 7.95	$ 6.69	$ 2.92
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.58%, 1.33% and 0.58% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen Ohio Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,055.60	$1,051.70	$1,052.80	$1,056.70
Expenses Incurred During the Period	$ 4.00	$ 8.08	$ 6.81	$ 2.97
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.04	$1,017.05	$1,018.30	$1,022.04
Expenses Incurred During the Period	$ 3.93	$ 7.95	$ 6.69	$ 2.92
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.58%, 1.33% and 0.58% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Nuveen Wisconsin Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,056.10	$1,051.90	$1,053.00	$1,057.10
Expenses Incurred During the Period	$ 4.51	$ 8.59	$ 7.32	$ 3.49
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.54	$1,016.55	$1,017.80	$1,021.54
Expenses Incurred During the Period	$ 4.43	$ 8.45	$ 7.19	$ 3.43
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.88%, 1.68%, 1.43% and 0.68% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Multistate Trust IV and Shareholders of Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund (six of the funds constituting Nuveen Multistate Trust IV, hereafter collectively referred to as the "Funds") as of May 31, 2019, the related statements of operations for the year ended May 31, 2019, the statements of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended May 31, 2019 and each of the financial highlights for each of the five years in the period ended May 31, 2019, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
Chicago, Illinois
July 26, 2019
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen Kansas Municipal Bond Fund
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.5%
	MUNICIPAL BONDS – 99.5%
	Consumer Staples – 4.8%
$ 1,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.750%, 6/01/34	6/19 at 100.00	B-	$956,270
1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.450%, 6/01/28	6/19 at 100.00	B2	1,015,140
500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2017A-1, 5.000%, 6/01/29	6/27 at 100.00	BBB	589,645
1,020	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	6/19 at 100.00	N/R	1,006,607
650	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A Turbo Current Interest, 4.625%, 6/01/21	6/19 at 100.00	N/R	650,598
1,500	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	7/19 at 100.00	B+	1,499,970
750	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	7/19 at 100.00	BB-	750,007
910	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series 2016A-1, 5.625%, 6/01/35	No Opt. Call	BBB	975,502
625	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2016A Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51	6/26 at 100.00	N/R	643,569
1,535	Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	7/19 at 100.00	Ba1	1,551,148
320	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	BBB	342,221
2,510	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	2,449,459
12,320	Total Consumer Staples			12,430,136
	Education and Civic Organizations – 4.1%
675	Kansas Development Finance Authority, Revenue Bonds, Kansas Board of Regents Univeristy of Kansas Medical Center Research Institute, Series 2010N, 5.000%, 4/01/29	4/20 at 100.00	Aa2	694,231
250	Kansas Development Finance Authority, Revenue Bonds, Kansas State University Projects, Refunding Series 2016A, 4.000%, 3/01/27	3/24 at 100.00	Aa3	274,575
	Kansas Development Finance Authority, Revenue Bonds, Wichita State University Union Corporation Student Housing Project, Series 2013F-1:
1,690	5.250%, 6/01/38	6/21 at 100.00	Aa3	1,803,264
2,000	5.250%, 6/01/42	6/21 at 100.00	Aa3	2,137,960
1,000	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured	7/19 at 100.00	BBB	1,015,140
1,000	Topeka, Kansas, Economic Development Revenue Bonds, YMCA Project, Refunding Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	N/R	1,039,080

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 3,135	Washburn University of Topeka, Kansas, Revenue Bonds, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	A1	$ 3,620,454
9,750	Total Education and Civic Organizations			10,584,704
	Financials – 0.5%
1,020	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	1,344,350
	Health Care – 10.4%
	Hutchinson, Kansas, Hospital Facilities Revenue Bonds, Hutchinson Regional Medical Center, Inc, Series 2016:
1,075	5.000%, 12/01/36	12/26 at 100.00	Baa3	1,193,196
400	5.000%, 12/01/41	12/26 at 100.00	Baa3	439,172
875	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C, 5.000%, 2/15/36	2/27 at 100.00	AA+	1,027,705
5,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, KU Health System, Series 2011H, 5.125%, 3/01/39	3/20 at 100.00	AA-	5,109,800
3,715	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc, Series 2011F, 5.250%, 11/15/29	11/19 at 100.00	A2	3,774,812
2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc, Series 2013J, 5.000%, 11/15/38	11/22 at 100.00	A2	2,161,440
	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
135	5.000%, 1/01/23	1/20 at 100.00	AA-	137,631
197	5.000%, 1/01/40 (UB)	1/20 at 100.00	AA-	200,126
1,520	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF0063, 13.850%, 1/01/40, 144A (IF)	1/20 at 100.00	AA-	1,640,840
5,000	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Series 2018A, 5.000%, 7/01/48	7/28 at 100.00	A	5,821,950
3,000	Manhattan, Kansas, Hospital Revenue Bonds, Mercy Regional Health Center, Inc, Refunding Series 2013, 5.000%, 11/15/29	11/22 at 100.00	AA-	3,281,640
2,000	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health System, Refunding & Improvement Series 2015, 5.000%, 9/01/45	9/25 at 100.00	AA-	2,262,320
24,917	Total Health Care			27,050,632
	Industrials – 1.8%
425	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	BB-	435,557
360	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.000%, 12/01/19	No Opt. Call	BB-	365,497
1,415	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB-	1,473,850
1,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	B+	1,087,750
530	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/26, 144A	7/19 at 105.00	B+	557,078

Nuveen Kansas Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Industrials (continued)
$ 205	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50	12/22 at 103.00	B+	$218,559
435	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	475,668
4,370	Total Industrials			4,613,959
	Long-Term Care – 3.6%
2,500	Kansas Development Finance Authority Revenue Bonds, Village Shalom Project, Series 2018A, 5.250%, 11/15/53	11/23 at 103.75	N/R	2,617,450
3,125	Kansas Development Finance Authority, Revenue Bonds, Lifespace Communities, Inc, Refunding Series 2010S, 5.000%, 5/15/30	5/20 at 100.00	BBB	3,198,750
2,715	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2013IV-A, 6.375%, 5/15/43	5/23 at 100.00	N/R	2,928,698
665	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2014IV-A, 5.625%, 5/15/44	5/24 at 100.00	N/R	701,754
9,005	Total Long-Term Care			9,446,652
	Tax Obligation/General – 13.9%
565	Anderson County, Kansas, General Obligation Bonds, Refunding and Improvent Series 2013A, 5.000%, 8/01/33 – AGM Insured	8/23 at 100.00	AA	635,642
2,250	Johnson County Unified School District 229, Blue Valley, Kansas, General Obligation Bonds, Series 2012A, 5.000%, 10/01/23 – NPFG Insured	10/22 at 100.00	Aaa	2,508,570
2,000	Johnson County Unified School District 231 Gardner Edgerton, Kansas, General Obligation Bonds, Refunding & Improvement Series 2012A, 5.000%, 10/01/23	10/22 at 100.00	AA-	2,218,820
2,200	Johnson County Unified School District 231 Gardner Edgerton, Kansas, General Obligation Bonds, Refunding & Improvement Series 2013A, 5.000%, 10/01/28	10/23 at 100.00	AA-	2,489,410
1,490	Johnson County Unified School District 231 Gardner Edgerton, Kansas, General Obligation Bonds, Refunding & Improvement Series 2016A, 5.000%, 10/01/33	10/25 at 100.00	AA-	1,750,154
1,250	Johnson County Unified School District 512, Shawnee Mission, Kansas, General Obligation Bonds, Refunding & Improvement Series 2015A, 5.000%, 10/01/34	10/25 at 100.00	Aaa	1,476,350
500	Johnson County, Kansas, General Obligation Bonds, General Improvement Series 2016A, 5.000%, 9/01/24	No Opt. Call	AAA	589,205
3,000	Johnson/Miami County Unified School District 230 Spring Hill, Kansas, General Obligation Bonds, Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	Aa3	3,249,780
1,000	Johnson/Miami County Unified School District 230 Spring Hill, Kansas, General Obligation Bonds, Series 2018A, 5.000%, 9/01/34	9/27 at 100.00	Aa3	1,206,680
	Leavenworth County Unified School District 453, Kansas, General Obligation Bonds, Series 2018A:
365	4.000%, 9/01/37	9/26 at 100.00	Aa3	399,474
2,155	4.000%, 9/01/38	9/26 at 100.00	Aa3	2,353,389
2,345	Puerto Rico, General Obligation Bonds, Refunding Public Improvement Series 2011A, 5.500%, 7/01/27 – AGM Insured	7/21 at 100.00	AA	2,469,285
4,715	Puerto Rico, General Obligation Bonds, Refunding Public Improvement Series 2012A, 5.000%, 7/01/35 – AGM Insured	7/22 at 100.00	AA	4,917,274
500	Sedgwick County Unified School District 259, Wichita, Kansas, General Obligation Bonds, Refunding Series 2017A, 3.000%, 10/01/22	No Opt. Call	Aa2	523,950

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 2,000	Sedgwick County Unified School District 260, Kansas, General Obligation Bonds, Refunding & School Building Series 2018B, 5.000%, 10/01/40	10/26 at 100.00	Aa3	$2,331,360
2,000	Wichita, Kansas, General Obligation Bonds, Airport Series 2015C, 5.000%, 12/01/39 (AMT)	12/25 at 100.00	AA+	2,303,460
	Wyandotte County Unified School District 203, Piper, Kansas, General Obligation Bonds, Improvement Series 2018A:
1,240	5.000%, 9/01/39	9/28 at 100.00	AA-	1,497,846
1,000	5.000%, 9/01/40	9/28 at 100.00	AA-	1,205,330
1,000	4.000%, 9/01/48	9/28 at 100.00	AA-	1,096,490
1,000	Wyandotte County Unified School District 500, Kansas, General Obligation Bonds, Improvement Series 2016A, 4.125%, 9/01/37	9/26 at 100.00	Aa2	1,100,570
32,575	Total Tax Obligation/General			36,323,039
	Tax Obligation/Limited – 24.5%
	Dodge City, Kansas, Sales Tax Revenue Bonds, Refunding Series 2016:
1,380	5.000%, 6/01/29 – AGM Insured	6/27 at 100.00	AA	1,688,181
2,295	5.000%, 6/01/30 – AGM Insured	6/27 at 100.00	AA	2,783,055
1,320	5.000%, 6/01/31 – AGM Insured	6/27 at 100.00	AA	1,586,481
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
1,000	5.000%, 11/15/34	11/25 at 100.00	BB	1,100,490
2,000	5.000%, 11/15/39	11/25 at 100.00	BB	2,186,780
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,000	5.000%, 1/01/23	1/22 at 100.00	BB	1,062,690
500	5.000%, 1/01/31	1/22 at 100.00	BB	525,555
875	5.125%, 1/01/42	1/22 at 100.00	BB	912,459
1,910	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	BB	1,983,535
990	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 6.500%, 11/01/40	5/21 at 100.00	BB	1,063,686
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/24	No Opt. Call	BB	1,124,000
2,000	5.000%, 12/01/25	No Opt. Call	BB	2,285,060
1,000	5.000%, 12/01/30	12/26 at 100.00	BB	1,132,780
1,000	5.000%, 12/01/32	12/26 at 100.00	BB	1,122,920
2,275	5.000%, 12/01/33	12/26 at 100.00	BB	2,545,611
4,250	5.000%, 12/01/46	12/26 at 100.00	BB	4,658,680
1,000	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 0.000%, 6/15/23 – AMBAC Insured	No Opt. Call	BBB-	885,520
2,630	Johnson County Community College, Kansas, Certificates of Participation, Series 2017, 4.000%, 10/01/28	10/26 at 100.00	Aa1	3,018,793

Nuveen Kansas Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Johnson County Public Building Commission, Kansas, Lease Purchase Revenue Bonds, Series 2011A:
$ 1,320	4.000%, 9/01/25	9/20 at 100.00	AAA	$1,360,748
1,020	4.000%, 9/01/26	9/20 at 100.00	AAA	1,051,365
1,000	4.000%, 9/01/27	9/20 at 100.00	AAA	1,030,750
1,220	4.125%, 9/01/28	9/20 at 100.00	AAA	1,259,687
1,270	4.250%, 9/01/29	9/20 at 100.00	AAA	1,313,421
1,500	Kansas Department of Transportation, Highway Revenue Bonds, Series 2015B, 5.000%, 9/01/35	9/25 at 100.00	AA	1,759,455
2,240	Kansas Department of Transportation, Highway Revenue Bonds, Series 2017A, 5.000%, 9/01/33	9/27 at 100.00	AA	2,744,672
1,670	Kansas Development Finance Authority, K-State Olathe Innovation Campus Inc, Johnson County Sales Tax Revenue Bonds, Series 2009L, 5.000%, 9/01/39	9/19 at 100.00	AA	1,683,210
360	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.250%, 6/15/50	6/20 at 100.00	BBB	366,541
5,000	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.250%, 1/01/32 – AMBAC Insured	7/19 at 100.00	BB+	5,008,300
1,625	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	1,661,059
	Overland Park, Kansas, Sales Tax Revenue Bonds, Prairiefire Community Improvement District No 1 Project, Series 2012B:
200	5.250%, 12/15/29	12/22 at 100.00	N/R	174,966
200	6.100%, 12/15/34	12/22 at 100.00	N/R	173,348
2,775	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012, 6.000%, 12/15/32	12/22 at 100.00	N/R	2,368,129
	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
410	2.640%, 7/01/27	No Opt. Call	C	380,275
295	5.250%, 7/01/32 – NPFG Insured	No Opt. Call	Baa2	320,461
430	5.250%, 7/01/33 – NPFG Insured	No Opt. Call	Baa2	466,765
1,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Refunding Series 2005C, 5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	C	1,110,830
2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	2,174,600
1,960	Wyandotte County/Kansas City Unified Government, Kansas, Community Improvement District Sales Tax Revenue Bonds, Legends Appartments Garage & West Lawn Project, Series 2018, 4.500%, 6/01/40	12/26 at 100.00	N/R	2,017,781
	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Kansas International Speedway Corporation Project, Refunding Series 2014:
1,370	5.000%, 12/01/25	12/24 at 100.00	A+	1,599,845
1,260	5.000%, 12/01/26	12/24 at 100.00	A+	1,468,946
305	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 5.750%, 9/01/32	9/25 at 100.00	N/R	332,447

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 495	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Revenue Bonds, Kansas International Speedway Corporation, Series 1999, 0.000%, 12/01/27 – MBIA Insured	No Opt. Call	N/R	$ 363,058
59,350	Total Tax Obligation/Limited			63,856,935
	Transportation – 6.7%
1,155	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds, Senior Lien Series 2017, 5.000%, 12/31/56	12/24 at 100.00	BBB	1,259,123
1,950	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.250%, 10/01/34 (AMT)	10/23 at 100.00	BBB+	2,255,448
1,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/30 (AMT)	7/25 at 100.00	BB	1,116,480
2,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Airport Improvement Projects, Series 2018C, 5.000%, 7/15/28 (AMT)	No Opt. Call	BB	2,369,900
1,100	Kansas State Turnpike Authority, Turnpike Revenue Bonds, Refunding Series 20193A, 5.000%, 9/01/38	9/29 at 100.00	Aa2	1,372,239
100	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple Line Light Rail Project, Green Bonds, Series 2016D, 5.000%, 3/31/46 (AMT)	9/26 at 100.00	BBB+	110,572
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
1,705	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB	1,801,810
2,155	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB	2,266,220
1,515	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	1,663,955
2,000	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/56 (AMT)	6/27 at 100.00	BBB	2,224,200
945	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	1,023,482
15,625	Total Transportation			17,463,429
	U.S. Guaranteed – 11.7% (4)
2,000	Allen County, Kansas Public Building Commission Revenue Bonds, Allen County Hospital Project, Series 2012, 5.150%, 12/01/36 (Pre-refunded 12/01/22)	12/22 at 100.00	A	2,251,060
935	Anderson County, Kansas, General Obligation Bonds, Refunding and Improvent Series 2013A, 5.000%, 8/01/33 (Pre-refunded 8/01/23) – AGM Insured	8/23 at 100.00	AA	1,066,021
1,115	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34 (Pre-refunded 12/01/19)	12/19 at 100.00	N/R	1,139,129
	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C:
8,460	5.750%, 11/15/38 (Pre-refunded 11/15/19) (UB) (5)	11/19 at 100.00	AA	8,621,501
190	5.750%, 11/15/38 (Pre-refunded 11/15/19) (UB) (5)	11/19 at 100.00	N/R	193,498
	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
865	5.000%, 1/01/23 (Pre-refunded 1/01/20)	1/20 at 100.00	N/R	882,456
1,318	5.000%, 1/01/40 (Pre-refunded 1/01/20) (UB)	1/20 at 100.00	N/R	1,345,002

Nuveen Kansas Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$ 230	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF0063, 13.850%, 1/01/40 (Pre-refunded 1/01/20), 144A (IF)	1/20 at 100.00	AA-	$248,285
3,010	Kansas Independent College Finance Authority, Educational Facilities Revenue Bonds, Tabor College Project, Series 2013, 5.800%, 3/01/37 (Pre-refunded 3/01/20)	3/20 at 100.00	N/R	3,102,287
2,575	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A, 5.000%, 12/01/31 (Pre-refunded 12/01/20)	12/20 at 100.00	A3	2,708,230
1,000	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2010A, 5.000%, 9/01/30 (Pre-refunded 9/01/19)	9/19 at 100.00	N/R	1,008,380
1,000	Sedgwick County Unified School District 260, Kansas, General Obligation Bonds, Refunding & School Improvement Series 2012, 5.000%, 10/01/30 (Pre-refunded 10/01/22)	10/22 at 100.00	AA-	1,116,540
4,000	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc, Series 2011A-IV, 5.000%, 11/15/29 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R	4,331,120
2,500	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 2009A, 5.000%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	AA-	2,529,025
29,198	Total U.S. Guaranteed			30,542,534
	Utilities – 13.6%
1,255	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41 (Mandatory Put 6/01/20) (6)	No Opt. Call	N/R	1,160,875
1,500	Coffeyville, Kansas, Electric Utility System Revenue Bonds, Series 2015B, 5.000%, 6/01/42, 144A	6/25 at 100.00	BBB+	1,679,805
1,375	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,510,589
	Guam Power Authority, Revenue Bonds, Series 2014A:
1,000	5.000%, 10/01/32	10/24 at 100.00	AA	1,137,850
1,000	5.000%, 10/01/33	10/24 at 100.00	AA	1,136,020
3,750	Guam Power Authority, Revenue Bonds,Refunding Series 2017A, 5.000%, 10/01/40	10/27 at 100.00	BBB	4,204,987
	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Dogwood Project, Series 2018A:
1,000	5.000%, 4/01/33 – BAM Insured	4/26 at 100.00	AA	1,168,320
1,000	5.000%, 4/01/34 – BAM Insured	4/26 at 100.00	AA	1,162,820
1,000	5.000%, 4/01/35 – BAM Insured	4/26 at 100.00	AA	1,156,180
1,500	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Jameson Energy Center Project, Series 2013, 5.750%, 7/01/38	7/23 at 100.00	A-	1,720,875
	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A:
1,395	5.000%, 12/01/22	No Opt. Call	A3	1,533,035
1,265	5.000%, 12/01/23	12/22 at 100.00	A3	1,389,577
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (6)	No Opt. Call	N/R	925,000
515	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (Mandatory Put 7/01/20) (6)	No Opt. Call	N/R	476,375

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 480	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/28 – AGC Insured	7/19 at 100.00	AA	$488,280
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV:
2,480	5.250%, 7/01/27 – AGM Insured	No Opt. Call	AA	2,724,875
1,065	5.250%, 7/01/31 – AGM Insured	No Opt. Call	AA	1,171,724
1,595	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	7/19 at 100.00	Caa2	1,463,413
2,000	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Improvement Series 2012B, 5.000%, 9/01/37	9/22 at 100.00	A+	2,180,620
2,250	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Improvement Series 2016A, 5.000%, 9/01/40	9/25 at 100.00	A+	2,566,462
1,535	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2011A, 5.000%, 9/01/28	9/21 at 100.00	A+	1,644,799
2,500	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding Series 2012A, 5.000%, 9/01/32	9/22 at 100.00	A+	2,737,050
32,460	Total Utilities			35,339,531
	Water and Sewer – 3.9%
130	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45 (AMT), 144A	7/22 at 100.00	Baa3	138,486
100	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/35	7/24 at 100.00	A-	109,016
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
1,750	5.000%, 7/01/28	7/23 at 100.00	A-	1,912,505
500	5.250%, 7/01/33	7/23 at 100.00	A-	545,050
2,000	5.500%, 7/01/43	7/23 at 100.00	A-	2,185,440
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016:
370	5.000%, 7/01/36	7/26 at 100.00	A-	414,104
2,580	5.000%, 1/01/46	7/26 at 100.00	A-	2,855,415
2,000	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Refunding Series 2011A, 5.000%, 10/01/28	10/21 at 100.00	AA-	2,151,560
9,430	Total Water and Sewer			10,311,576
$ 240,020	Total Long-Term Investments (cost $250,061,647)			259,307,477
	Floating Rate Obligations – (2.9)%			(7,620,000)
	Other Assets Less Liabilities – 3.4%			8,880,768
	Net Assets – 100%			$ 260,568,245

Nuveen Kansas Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 - Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.
See accompanying notes to financial statements.

Nuveen Kentucky Municipal Bond Fund
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 106.7%
	MUNICIPAL BONDS – 106.7%
	Education and Civic Organizations – 14.3%
$ 155	Campbellsville, Kentucky, Industrial Building Revenue Bonds, Campbellsville University Project, Series 2017, 5.000%, 3/01/39	3/27 at 100.00	N/R	$163,324
50	Eastern Kentucky University, General Receipts Bonds, Refunding Series 2012A, 5.000%, 4/01/20	No Opt. Call	A1	51,353
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
2,500	5.000%, 7/01/40	7/25 at 100.00	BBB+	2,718,075
3,750	5.000%, 1/01/45	7/25 at 100.00	BBB+	4,070,550
	Kentucky Higher Education Student Loan Corporation, Student Loan Revenue Bonds, Senior Series 2014A:
900	5.000%, 6/01/22 (AMT)	No Opt. Call	A	973,917
700	5.000%, 6/01/23 (AMT)	No Opt. Call	A	774,256
400	5.000%, 6/01/24 (AMT)	No Opt. Call	A	451,468
	Kentucky Higher Education Student Loan Corporation, Student Loan Revenue Bonds, Series 2019A:
1,000	5.000%, 6/01/28 (AMT)	No Opt. Call	A	1,191,570
700	5.000%, 6/01/29 (AMT)	No Opt. Call	A	839,041
	Louisville-Jefferson County Metro Government, Kentucky, Revenue Bonds, Bellarmine University Inc Project, Refunding & Improvement Series 2015:
1,790	5.000%, 5/01/31	5/25 at 100.00	Baa3	1,962,144
1,210	5.000%, 5/01/40	5/25 at 100.00	Baa3	1,300,726
	Murray State University, Kentucky, General Receipts Bonds, Series 2015A:
1,125	5.000%, 3/01/26	3/25 at 100.00	A1	1,317,870
1,075	5.000%, 3/01/27	3/25 at 100.00	A1	1,256,965
4,000	University of Kentucky, General Receipts Bonds, Refunding Series 2015B, 5.000%, 10/01/27	4/25 at 100.00	AA	4,729,400
4,535	University of Kentucky, General Receipts Bonds, Refunding Series 2018A, 4.000%, 10/01/32	4/26 at 100.00	AA	5,025,687
2,000	University of Kentucky, General Receipts Bonds, Series 2015A, 5.000%, 4/01/29	4/25 at 100.00	AA	2,351,960
250	University of Kentucky, General Receipts Bonds, Series 2016A, 5.000%, 4/01/32	4/25 at 100.00	AA	292,272
	University of Louisville, Kentucky, Revenue Bonds, General Reciepts Series 2011A:
150	5.000%, 9/01/20	No Opt. Call	A+	156,356
2,005	5.000%, 9/01/26	9/21 at 100.00	A+	2,147,034
1,200	5.000%, 9/01/27	9/21 at 100.00	A+	1,284,468
1,910	University of Louisville, Kentucky, Revenue Bonds, General Reciepts Series 2012A, 5.000%, 9/01/25	9/21 at 100.00	A+	2,045,744

Nuveen Kentucky Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 2,500	University of Louisville, Kentucky, Revenue Bonds, General Reciepts Series 2016C, 4.000%, 9/01/28	3/26 at 100.00	A+	$2,797,575
	University of Louisville, Kentucky, Revenue Bonds, General Reciepts Series 2016D:
1,155	5.000%, 3/01/31	9/26 at 100.00	A+	1,378,227
3,450	5.000%, 3/01/32	9/26 at 100.00	A+	4,094,874
	Western Kentucky University, General Receipts Revenue Bonds, Series 2016A:
2,690	5.000%, 9/01/25	No Opt. Call	A1	3,202,983
2,820	5.000%, 9/01/26	9/25 at 100.00	A1	3,317,363
44,020	Total Education and Civic Organizations			49,895,202
	Health Care – 18.7%
	Glasgow, Kentucky, Healthcare Revenue Bonds, TJ Samson Community Hospital Project, Series 2011:
100	5.350%, 2/01/24	8/21 at 100.00	BBB-	105,137
2,000	6.375%, 2/01/35	8/21 at 100.00	BBB-	2,133,100
3,310	6.450%, 2/01/41	8/21 at 100.00	BBB-	3,518,464
8,000	Kentucky Bond Development Corporation, Hospital Revenue Bonds, Saint Elizabeth Medical Center, Inc, Refunding Series 2016, 5.000%, 5/01/39	5/26 at 100.00	AA	9,229,360
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011:
3,500	5.000%, 8/15/42	8/21 at 100.00	A	3,700,165
3,645	5.250%, 8/15/46	8/21 at 100.00	A	3,868,839
3,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2017B, 5.000%, 8/15/41	8/27 at 100.00	A	3,398,820
500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A, 5.250%, 6/01/41	6/27 at 100.00	Baa3	565,650
10,000	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	BBB+	11,037,500
	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A:
3,320	5.000%, 12/01/26	6/22 at 100.00	BBB+	3,620,593
5,335	5.000%, 12/01/35	6/22 at 100.00	N/R	5,879,276
2,000	Murray, Kentucky, Hospital Facilities Revenue Bonds, Murray-Calloway County Public Hospital Corporation Project, Refunding Series 2016, 5.000%, 8/01/37	8/26 at 100.00	Baa3	2,212,520
7,500	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	N/R	7,979,100
3,250	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/35	4/23 at 100.00	A+	3,545,035
	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2012A:
1,980	5.000%, 10/01/33	10/22 at 100.00	A+	2,160,972
2,000	5.000%, 10/01/37	10/22 at 100.00	A+	2,170,060
59,440	Total Health Care			65,124,591

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 0.3%
$ 1,075	Kentucky Housing Corporation, Conduit Multifamily Mortgage Revenue Bonds, Florence Homes III Apartments Project, Series 2005B, 5.000%, 6/01/35 (AMT) (Mandatory Put 6/01/23)	7/19 at 100.00	N/R	$ 1,076,656
	Housing/Single Family – 0.4%
	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2011B:
150	3.000%, 1/01/21	No Opt. Call	AAA	153,713
485	3.000%, 7/01/21	No Opt. Call	AAA	500,413
575	3.100%, 7/01/22	7/21 at 100.00	AAA	594,653
1,210	Total Housing/Single Family			1,248,779
	Tax Obligation/Limited – 29.5%
	Barren County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2015:
1,250	5.000%, 8/01/24	No Opt. Call	A1	1,459,500
1,760	5.000%, 8/01/25	2/25 at 100.00	A1	2,061,998
1,000	Kentucky Asset/Liability Commission, General Fund Revenue Project Notes, Federal Highway Trust Fund First Series 2010A, 5.000%, 9/01/21	9/20 at 100.00	AA	1,041,580
1,820	Kentucky Bond Development Corporation, Tax Increment Revenue Bonds, Summit Lexington Project, Series 2016A, 4.400%, 10/01/24	No Opt. Call	N/R	1,789,897
	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington Center Corporation Project, Series 2018A:
8,500	5.000%, 9/01/43	9/28 at 100.00	A2	10,056,265
10,400	5.000%, 9/01/48	9/28 at 100.00	A2	12,244,856
	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington Center Corporation Project, Subordinate Series 2018B:
1,050	5.000%, 9/01/24	No Opt. Call	A3	1,202,481
1,435	5.000%, 9/01/25	No Opt. Call	A3	1,674,473
1,485	5.000%, 9/01/26	No Opt. Call	A3	1,759,547
555	5.000%, 9/01/28	No Opt. Call	A3	677,183
	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc, Series 2017A:
13,650	4.000%, 12/01/41 – AGM Insured (UB) (4)	12/27 at 100.00	AA	14,632,254
4,100	5.000%, 12/01/45 – AGM Insured	12/27 at 100.00	AA	4,735,746
4,985	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 112, Refunding Series 2016B, 5.000%, 11/01/24	No Opt. Call	A1	5,782,849
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 115, Series 2017:
7,000	5.000%, 4/01/32 (UB) (4)	4/27 at 100.00	A1	8,243,200
6,000	5.000%, 4/01/38	4/27 at 100.00	A1	6,929,460
2,500	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 119, Series 2018, 5.000%, 5/01/30	5/28 at 100.00	A1	3,029,975
125	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 84, Series 2005, 5.000%, 8/01/19 – NPFG Insured	No Opt. Call	A1	125,704

Nuveen Kentucky Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2012A:
$ 1,250	5.000%, 7/01/30	7/22 at 100.00	Aa3	$1,367,063
6,740	5.000%, 7/01/31	7/22 at 100.00	Aa3	7,367,022
5,000	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2017B, 5.000%, 7/01/28 (UB) (4)	7/27 at 100.00	Aa3	6,099,200
	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2017A:
1,930	5.000%, 7/01/33 (UB) (4)	7/27 at 100.00	Aa3	2,307,334
550	5.000%, 7/01/36 (UB) (4)	7/27 at 100.00	Aa3	651,750
500	5.000%, 7/01/37 (UB) (4)	7/27 at 100.00	Aa3	590,620
3,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29	6/21 at 100.00	A1	3,167,790
3,520	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1, 4.500%, 7/01/34	7/25 at 100.00	N/R	3,616,800
90,105	Total Tax Obligation/Limited			102,614,547
	Transportation – 10.5%
	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2016:
1,635	5.000%, 1/01/25	No Opt. Call	A1	1,936,494
1,855	5.000%, 1/01/30	1/26 at 100.00	A1	2,203,944
1,750	5.000%, 1/01/31	1/26 at 100.00	A1	2,064,352
2,730	5.000%, 1/01/33	1/26 at 100.00	A1	3,197,567
4,320	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2019, 5.000%, 1/01/49	1/29 at 100.00	A1	5,172,466
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Capital Appreciation Series 2013B:
2,000	0.000%, 7/01/23	No Opt. Call	Baa3	1,775,020
700	0.000%, 7/01/32	7/28 at 76.98	Baa3	379,848
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
250	5.750%, 7/01/49	7/23 at 100.00	Baa3	274,467
11,500	6.000%, 7/01/53	7/23 at 100.00	Baa3	12,688,410
	Lexington-Fayette Urban County Government, Kentucky, General Airport Revenue Refunding Bonds, Series 2012B:
1,215	5.000%, 7/01/29 (AMT)	7/22 at 100.00	AA	1,321,568
1,100	5.000%, 7/01/31 (AMT)	7/22 at 100.00	AA	1,193,049
1,000	5.000%, 7/01/38	7/22 at 100.00	AA	1,084,900

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
$ 1,555	5.000%, 7/01/31 (AMT)	7/24 at 100.00	A+	$1,747,027
1,500	5.000%, 7/01/32 (AMT)	7/24 at 100.00	A+	1,681,425
33,110	Total Transportation			36,720,537
	U.S. Guaranteed – 9.7% (5)
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2010A:
3,925	5.500%, 6/01/21 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa3	4,079,763
165	6.375%, 6/01/40 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa3	172,922
5,150	6.500%, 3/01/45 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa3	5,403,019
	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc, Series 2008-A2:
3,505	0.000%, 12/01/22 – AGC Insured (ETM)	No Opt. Call	AA	3,312,996
3,750	0.000%, 12/01/23 – AGC Insured (ETM)	No Opt. Call	AA	3,480,075
2,750	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Revenue Bonds, Series 2012A, 5.000%, 2/01/30 (Pre-refunded 2/01/22)	2/22 at 100.00	AAA	3,008,170
1,800	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2011A, 5.000%, 7/01/24 (Pre-refunded 7/01/21)	7/21 at 100.00	Aa3	1,930,518
500	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2012A, 5.000%, 7/01/24 (Pre-refunded 7/01/22)	7/22 at 100.00	Aa3	553,190
2,820	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2009A, 5.000%, 7/01/29 (Pre-refunded 7/01/19)	7/19 at 100.00	Aa3	2,827,445
8,000	Russell, Kentucky, Revenue Bonds, Bon Secours Health System, Series 2013, 5.000%, 11/01/26 (Pre-refunded 11/01/22)	11/22 at 100.00	A+	8,912,720
32,365	Total U.S. Guaranteed			33,680,818
	Utilities – 10.2%
3,375	Carroll County, Kentucky, Environmental Facilities Revenue Bonds, Kentucky Utilities Company Project, Refunding Series 2018A, 3.375%, 2/01/26 (AMT)	12/23 at 100.00	A1	3,492,990
440	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Refunding Series 2007A, 1.650%, 6/01/33 (Mandatory Put 6/01/21) (WI/DD, settling 6/03/19)	No Opt. Call	A1	440,603
3,000	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.850%, 10/01/33 (Mandatory Put 4/01/21)	No Opt. Call	A1	3,014,490
4,740	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Series 2009A, 6.250%, 6/01/39	7/19 at 100.00	A	4,755,452
5,315	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Series 2009B, 5.625%, 9/01/39	9/19 at 100.00	A	5,363,048
2,000	Paducah, Kentucky, Electric Plant Board Revenue Bonds, Refunding Series 2016A, 5.000%, 10/01/33 – AGM Insured	10/26 at 100.00	AA	2,327,940
	Paducah, Kentucky, Electric Plant Board Revenue Bonds, Series 2009A:
2,945	5.000%, 10/01/20 – AGC Insured	6/19 at 100.00	AA	2,950,949
5	5.250%, 10/01/35 – AGC Insured	6/19 at 100.00	AA	5,010

Nuveen Kentucky Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Princeton Electric Plant Board, Kentucky, Revenue Bonds, Refunding Series 2015:
$ 225	5.000%, 11/01/21 – AGM Insured	No Opt. Call	AA	$241,817
1,000	5.000%, 11/01/25 – AGM Insured	5/25 at 100.00	AA	1,158,280
1,100	5.000%, 11/01/34 – AGM Insured	5/25 at 100.00	AA	1,264,681
1,635	5.000%, 11/01/37 – AGM Insured	5/25 at 100.00	AA	1,868,020
4,250	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 4/01/48 (Mandatory Put 4/01/24)	1/24 at 100.37	A3	4,605,427
2,840	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%, 1/01/49 (Mandatory Put 1/01/25)	10/24 at 100.24	A1	3,119,257
	Russellville, Kentucky, Electric Plant Board Electric Revenue Bonds, Refunding Series 2015A:
380	5.000%, 8/01/22 – BAM Insured	No Opt. Call	AA	416,993
405	5.000%, 8/01/24 – BAM Insured	No Opt. Call	AA	463,802
33,655	Total Utilities			35,488,759
	Water and Sewer – 13.1%
	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Program Revenue Bonds, Tender Option Bond Trust 2015-XF2109:
1,330	13.928%, 2/01/25, 144A (IF) (4)	No Opt. Call	AAA	2,351,453
1,070	13.950%, 2/01/26, 144A (IF) (4)	2/25 at 100.00	AAA	1,883,179
2,525	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Revenue Bonds, Refunding Series 2016A, 5.000%, 2/01/28	2/26 at 100.00	AAA	3,072,092
	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Revenue Bonds, Series 2018A:
4,265	5.000%, 2/01/30 (UB) (4)	2/28 at 100.00	AAA	5,359,953
5,000	5.000%, 2/01/31 (UB) (4)	2/28 at 100.00	AAA	6,245,100
60	Kentucky Rural Water Finance Corporation, Multimodal Public Projects Revenue Bonds, Flexible Term Program, Series 2001A, 5.375%, 2/01/20	6/19 at 100.00	A+	60,186
7,500	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Refunding Series 2011A, 5.000%, 5/15/28	11/21 at 100.00	AA	8,112,525
3,730	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Refunding Series 2018A, 4.000%, 5/15/37	5/28 at 100.00	AA	4,147,126
1,000	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2013A, 4.000%, 5/15/36	5/23 at 100.00	AA	1,064,020
	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2014A:
795	5.000%, 5/15/27	11/24 at 100.00	AA	928,409
1,785	4.000%, 5/15/40	11/24 at 100.00	AA	1,916,662
3,170	Northern Kentucky Water District, Revenue Bonds, Refunding Series 2016A, 5.000%, 2/01/27	8/26 at 100.00	Aa3	3,866,988

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Northern Kentucky Water District, Revenue Bonds, Series 2012:
$ 2,690	5.000%, 2/01/22	No Opt. Call	Aa3	$2,933,902
3,495	5.000%, 2/01/26	2/22 at 100.00	Aa3	3,800,428
38,415	Total Water and Sewer			45,742,023
$ 333,395	Total Long-Term Investments (cost $352,937,461)			371,591,912
	Floating Rate Obligations – (8.6)%			(29,845,000)
	Other Assets Less Liabilities – 1.9%			6,606,979
	Net Assets – 100%			$ 348,353,891
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 - Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Michigan Municipal Bond Fund
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 96.6%
	MUNICIPAL BONDS – 96.6%
	Consumer Staples – 2.1%
$ 3,030	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien Series 2007A, 6.000%, 6/01/34	6/19 at 100.00	B-	$3,030,061
2,215	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/19 at 100.00	B2	2,235,001
5,245	Total Consumer Staples			5,265,062
	Education and Civic Organizations – 22.8%
1,480	Central Michigan University Board of Trustees, General Revenue Bonds, Refunding Series 2014, 5.000%, 10/01/39	10/24 at 100.00	Aa3	1,714,388
3,835	Eastern Michigan University, General Revenue Bonds, Series 2018A, 4.000%, 3/01/44 – AGM Insured	3/28 at 100.00	AA	4,159,288
	Ferris State University, Michigan, General Revenue Bonds, Refunding Series 2016:
2,695	5.000%, 10/01/34	10/26 at 100.00	A+	3,168,323
2,000	5.000%, 10/01/41	10/26 at 100.00	A+	2,315,420
350	Grand Valley State University, Michigan, General Revenue Bonds, Refunding Series 2014B, 5.000%, 12/01/28	12/24 at 100.00	A+	407,421
	Grand Valley State University, Michigan, General Revenue Bonds, Series 2017:
250	5.000%, 12/01/30	12/24 at 100.00	A+	289,002
250	5.000%, 12/01/32	12/24 at 100.00	A+	288,182
1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hanley International Academy, Inc Project, Series 2010A, 6.125%, 9/01/40	9/20 at 100.00	BB	1,007,300
500	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 7.750%, 10/01/30	10/21 at 100.00	BB+	535,570
830	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 7.000%, 10/01/31	10/21 at 100.00	B	804,635
1,000	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	AA	1,021,270
4,670	Michigan State University, General Revenue Bonds, Series 2015A, 5.000%, 8/15/40	8/25 at 100.00	AA	5,369,006
1,835	Michigan State University, General Revenue Bonds, Taxable Series 2019A, 5.000%, 2/15/48	2/29 at 100.00	AA	2,228,204
1,800	Michigan Technological University, General Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/45	10/25 at 100.00	A1	2,089,962
	Northern Michigan University, General Revenue Bonds, Series 2018A:
500	5.000%, 12/01/32	6/28 at 100.00	A1	609,755
400	5.000%, 12/01/34	6/28 at 100.00	A1	484,348
3,250	Oakland University, Michigan, General Revenue Bonds, Series 2016, 5.000%, 3/01/47	3/26 at 100.00	A1	3,711,727
515	Saginaw Valley State University, Michigan, General Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	A1	597,369

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	University of Michigan, General Revenue Bonds, Refunding Series 2017A:
$ 5,000	4.000%, 4/01/26	No Opt. Call	AAA	$5,824,650
1,000	5.000%, 4/01/34	4/27 at 100.00	AAA	1,214,740
1,190	5.000%, 4/01/35	4/27 at 100.00	AAA	1,441,007
3,000	5.000%, 4/01/36	4/27 at 100.00	AAA	3,622,590
3,345	5.000%, 4/01/47	4/27 at 100.00	AAA	3,984,865
2,800	5.000%, 4/01/47 (UB) (4)	4/27 at 100.00	AAA	3,335,612
3,000	University of Michigan, General Revenue Bonds, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	AAA	3,435,960
	University of Michigan, General Revenue Bonds, Series 2015:
2,275	5.000%, 4/01/40 (UB) (4)	4/26 at 100.00	AAA	2,681,725
800	5.000%, 4/01/46 (UB) (4)	4/26 at 100.00	AAA	938,520
650	Western Michigan University, General Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/45	5/25 at 100.00	Aa3	747,643
50,220	Total Education and Civic Organizations			58,028,482
	Health Care – 11.8%
1,000	Grand Traverse County Hospital Finance Authority, Michigan, Revenue Bonds, Munson Healthcare, Refunding Series 2011A, 5.000%, 7/01/29	7/21 at 100.00	AA-	1,071,450
	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health System, Refunding Series 2011C:
2,135	5.000%, 1/15/31	1/22 at 100.00	AA	2,279,475
365	5.000%, 1/15/42	1/22 at 100.00	AA	386,075
720	Michigan Finance Authority, Hospital Revenue Bonds, Beaumont Health Credit Group, Refunding Series 2015A, 5.000%, 8/01/32	8/24 at 100.00	A+	815,069
2,335	Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2016, 5.000%, 11/15/41	11/26 at 100.00	A	2,698,209
3,085	Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Series 2019A, 4.000%, 11/15/50	11/29 at 100.00	A	3,317,856
1,875	Michigan Finance Authority, Hospital Revenue Bonds, MidMichigan Health Credit Group, Refunding Series 2014, 5.000%, 6/01/39	6/24 at 100.00	A+	2,088,900
1,250	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding Series 2015, 5.000%, 11/15/45	5/25 at 100.00	A+	1,405,938
7,500	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2017A-MI, 5.000%, 12/01/47	12/22 at 100.00	AA-	8,136,300
	Michigan Finance Authority, Revenue Bonds, Oakwood Obligated Group, Refunding Series 2012:
1,670	5.000%, 11/01/25	11/22 at 100.00	A+	1,849,475
1,250	5.000%, 11/01/42	11/22 at 100.00	A+	1,356,650
2,295	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011MI, 5.000%, 12/01/39	12/21 at 100.00	AA-	2,462,420
2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA-	2,133,100
27,480	Total Health Care			30,000,917

Nuveen Michigan Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 23.5%
$ 690	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/29	5/22 at 100.00	Aa1	$753,722
1,350	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, School Building & Site Series 2015, 5.000%, 5/01/25	No Opt. Call	Aa2	1,616,247
2,590	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site Series 2017I, 5.000%, 5/01/47	5/27 at 100.00	AA	3,022,789
1,000	Cadillac Area Public Schools, Wexford, Osceola and Lake Counties, Michigan, General Obligaiton Bonds, Refunding & School Building & Site Series 2018, 5.000%, 5/01/36	5/28 at 100.00	Aa1	1,210,770
	Cadillac Area Public Schools, Wexford, Osceola and Lake Counties, Michigan, General Obligaiton Bonds, Refunding & School Building & Site Series 2019:
875	5.000%, 5/01/41	5/29 at 100.00	Aa1	1,058,138
1,310	5.000%, 5/01/43	5/29 at 100.00	Aa1	1,576,664
1,515	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, School Building & Site Series 2014, 5.000%, 5/01/39	5/24 at 100.00	AA	1,697,921
290	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 1998C, 5.250%, 5/01/25 – BHAC Insured	No Opt. Call	AA+	327,227
2,000	East Lansing School District, Ingham County, Michigan, General Obligation Bonds, School Building & Site Series 2017, 5.000%, 5/01/39	5/27 at 100.00	AA	2,353,800
	Grand Rapids Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding School Building & Site Series 2016:
4,325	5.000%, 5/01/29 – AGM Insured	5/26 at 100.00	AA	5,189,135
2,055	5.000%, 5/01/38 – AGM Insured	5/26 at 100.00	AA	2,399,541
	Grand Rapids Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site Series 2019:
1,000	5.000%, 11/01/36 – AGM Insured	5/29 at 100.00	AA	1,226,500
1,500	5.000%, 11/01/41 – AGM Insured	5/29 at 100.00	AA	1,812,525
1,060	Homer Community School District, Calhourn, Jackson, Hillsdale and Branch Counties, Michigan, General Obligation Bonds, School Building & Site, Series 2011B, 5.500%, 5/01/41	5/21 at 100.00	AA	1,138,037
3,000	Jackson Public Schools, Jackson County, Michigan, General Obligation Bonds, School Building & Site Series 2018, 5.000%, 5/01/42	5/28 at 100.00	Aa1	3,548,130
1,450	Jackson, Jackson County, Michigan, Downtown Development Bonds, Series 2001, 0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	1,392,594
	Kalamazoo County, Michigan, General Obligation Bonds, Juvenile Home Facilities Series 2017:
500	5.000%, 4/01/26	No Opt. Call	AA+	606,510
500	5.000%, 4/01/31	4/27 at 100.00	AA+	605,130
1,075	Kent County, Michigan, General Obligation Bonds, Limited Tax Series 2015, 5.000%, 1/01/35	1/25 at 100.00	AAA	1,245,871
	Kent County, Michigan, General Obligation Bonds, Refunding Limited Tax Series 2015:
1,500	5.000%, 1/01/31	1/25 at 100.00	AAA	1,755,765
2,000	5.000%, 1/01/37	1/25 at 100.00	AAA	2,308,880
1,750	Lakeview School District, Calhoun County, Michigan, General Obligation Bonds, School Building & Site Series 2016, 5.000%, 5/01/42	5/26 at 100.00	AA	2,021,110

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 185	Lansing Community College, Michigan, General Obligation Bonds, College Building & Site, Series 2017, 5.000%, 5/01/31	11/27 at 100.00	AA	$226,447
	Marquette, Michigan, General Obligation Bonds, Refunding & Limited Obligation Series 2017:
230	4.000%, 5/01/25	No Opt. Call	AA	260,314
375	4.000%, 5/01/28	5/27 at 100.00	AA	430,103
550	4.000%, 5/01/29	5/27 at 100.00	AA	626,203
265	4.000%, 5/01/31	5/27 at 100.00	AA	295,949
215	4.000%, 5/01/32	5/27 at 100.00	AA	239,123
1,000	Michigan Finance Authority, Senior Lien Distributable State Aid Revenue Bonds, Charter County of Wayne Criminal Justice Center Project, Series 2018, 5.000%, 11/01/43	11/28 at 100.00	Aa3	1,193,190
1,000	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A, 5.000%, 12/01/22	12/21 at 100.00	Aa1	1,088,760
2,500	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2016A, 5.000%, 5/01/25	No Opt. Call	Aa1	2,997,725
2,215	Michigan State, General Obligation Bonds, Environmental Program, Series 2014A, 5.000%, 12/01/28	12/24 at 100.00	Aa1	2,607,520
	Muskegon County, Michigan, General Obligation Water Supply System Bonds, Refunding Series 2015:
550	5.000%, 11/01/33	11/25 at 100.00	AA	644,177
1,290	5.000%, 11/01/36	11/25 at 100.00	AA	1,504,295
1,100	Ottawa County, Michigan, General Obligation Bonds, Sewer Disposal System, Series 2010, 5.000%, 5/01/37	5/20 at 100.00	Aaa	1,129,535
600	Royal Oak City School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2014, 5.000%, 5/01/21	No Opt. Call	Aa2	640,764
1,095	Royal Oak, Oakland County, Michigan, General Obligation Bonds, Taxable Limited Tax Series 2018, 5.000%, 4/01/43	4/28 at 100.00	AA+	1,305,820
1,915	South Haven Public Schools, Van Buren County, Michigan, General Obligation Bonds, School Building & Site, Series 2014A, 5.000%, 5/01/41 – BAM Insured	5/24 at 100.00	AA	2,178,332
3,150	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured	No Opt. Call	Aa2	3,553,704
51,570	Total Tax Obligation/General			59,788,967
	Tax Obligation/Limited – 10.9%
2,935	Detroit Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Catalyst Development Project, Series 2018A, 5.000%, 7/01/48 – AGM Insured	7/24 at 100.00	AA	3,226,152
1,000	Lansing Township Downtown Development Authority, Ingham County, Michigan, Tax Increment Bonds, Series 2013A, 5.950%, 2/01/42	2/24 at 103.00	N/R	1,096,430
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Regional Convention Facility Authority Local Project, Series 2014H-1:
825	5.000%, 10/01/19	No Opt. Call	AA-	834,273
4,070	5.000%, 10/01/39	10/24 at 100.00	AA-	4,626,003

Nuveen Michigan Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I:
$ 1,485	5.000%, 4/15/22	No Opt. Call	Aa2	$1,632,817
2,000	5.000%, 4/15/38	10/25 at 100.00	Aa2	2,334,160
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2016-I:
1,540	5.000%, 4/15/36	10/26 at 100.00	Aa2	1,822,390
3,450	5.000%, 4/15/41	10/26 at 100.00	Aa2	4,034,257
1,000	5.000%, 10/15/46	10/26 at 100.00	Aa2	1,163,790
	Michigan State Trunk Line Fund Bonds, Series 2011:
1,015	5.000%, 11/15/33	11/21 at 100.00	AA+	1,093,317
700	5.000%, 11/15/36	11/21 at 100.00	AA+	752,094
685	Michigan State Trunk Line Fund Refunding Bonds, Refunding Series 2015, 5.000%, 11/15/22	No Opt. Call	AA+	766,741
1,500	Michigan State, Comprehensive Transportation Revenue Bonds, Refunding Series 2015, 5.000%, 11/15/29	11/24 at 100.00	AA+	1,760,940
2,530	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1, 4.500%, 7/01/34	7/25 at 100.00	N/R	2,599,575
24,735	Total Tax Obligation/Limited			27,742,939
	Transportation – 3.2%
1,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2011A, 5.000%, 12/01/21 (AMT)	No Opt. Call	A	1,078,270
1,250	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Senior Series 2017A, 5.000%, 12/01/42	12/27 at 100.00	A	1,476,588
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2012A:
2,000	5.000%, 12/01/37	12/22 at 100.00	A	2,201,380
1,000	5.000%, 12/01/42 – AGM Insured	12/22 at 100.00	AA	1,097,500
2,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2018A, 5.000%, 12/01/36	12/28 at 100.00	A	2,431,540
7,250	Total Transportation			8,285,278
	U.S. Guaranteed – 5.3% (5)
450	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Alligiance Health, Refunding Series 2010A, 5.000%, 6/01/37 (Pre-refunded 6/01/20) – AGM Insured	6/20 at 100.00	AA	465,534
3,000	Michigan Finance Authority, Hospital Revenue Bonds, Crittenton Hospital Medical Center, Refunding Series 2012A, 5.000%, 6/01/39 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	3,306,060
10	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011MI, 5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R	10,855
365	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012, 5.000%, 10/01/32 (Pre-refunded 10/01/22)	10/22 at 100.00	AAA	406,906
4,000	Michigan House of Representatives, Certificates of Participation, Series 1998, 0.000%, 8/15/23 – AMBAC Insured (ETM)	No Opt. Call	N/R	3,722,560

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 500	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2010, 5.000%, 10/01/30 (Pre-refunded 10/01/20)	10/20 at 100.00	AAA	$523,335
3,300	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R	3,362,997
1,590	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2009W, 6.000%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R	1,601,225
150	South Haven, Van Buren County, Michigan, General Obligation Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 (Pre-refunded 12/01/19) – AGC Insured	12/19 at 100.00	AA	152,766
13,365	Total U.S. Guaranteed			13,552,238
	Utilities – 6.6%
1,875	Holland, Michigan, Electric Utility System Revenue Bonds, Series 2014A, 5.000%, 7/01/31	7/21 at 100.00	AA	1,999,031
	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Refunding Series 2017A:
1,250	5.000%, 7/01/31	7/27 at 100.00	AA-	1,516,675
1,000	5.000%, 7/01/32	7/27 at 100.00	AA-	1,207,840
525	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A, 5.000%, 7/01/34	7/21 at 100.00	AA-	559,708
	Lansing Board of Water and Light, Michigan, Utility System Rvenue Bonds, Tender Option Bond Trust 2016-XF0394:
250	14.136%, 7/01/37, 144A (IF) (4)	7/21 at 100.00	AA-	315,162
800	14.136%, 7/01/37, 144A (IF) (4)	7/21 at 100.00	AA-	1,008,520
	Marquette, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A:
1,000	5.000%, 7/01/29	7/26 at 100.00	AA-	1,185,100
1,230	5.000%, 7/01/32	7/26 at 100.00	AA-	1,437,034
1,000	5.000%, 7/01/33	7/26 at 100.00	AA-	1,164,010
3,000	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	3,162,240
2,000	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Refunding Series 2011, 5.000%, 1/01/27 – AGM Insured	1/21 at 100.00	AA	2,098,680
1,000	Monroe County Economic Development Corporation, Michigan, Collateralized Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 1992AA, 6.950%, 9/01/22 – FGIC Insured	No Opt. Call	Aa3	1,162,960
14,930	Total Utilities			16,816,960
	Water and Sewer – 10.4%
850	Downriver Utility Wastewater Authority, Michigan, Sewer System Revenue Bonds, Series 2018, 5.000%, 4/01/43 – AGM Insured	4/28 at 100.00	AA	988,108
	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement & Refunding Series 2014:
1,500	5.000%, 1/01/35	1/24 at 100.00	Aa1	1,701,060
800	5.000%, 1/01/39	1/24 at 100.00	Aa1	912,776
350	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement Series 2012, 5.000%, 1/01/32	1/23 at 100.00	Aa1	388,203

Nuveen Michigan Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 2,000	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Refunding Series 2010, 5.000%, 1/01/24	No Opt. Call	Aa1	$2,307,880
1,655	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2018, 5.000%, 1/01/48	1/28 at 100.00	Aa1	1,959,139
1,250	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Refunding & Improvement Series 2016, 5.000%, 1/01/41	1/26 at 100.00	AA	1,440,462
1,500	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Refunding & Improvement Series 2018, 5.000%, 1/01/43	1/28 at 100.00	AA	1,771,635
	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Refunding Series 2015:
1,000	5.000%, 1/01/33	1/25 at 100.00	AA	1,145,080
1,000	5.000%, 1/01/35	1/25 at 100.00	AA	1,141,920
2,685	Michigan Finance Authority, Clean Water Revolving Fund Revenue Bonds, Refunding Series 2016B, 5.000%, 10/01/25	No Opt. Call	AAA	3,249,414
1,800	Michigan Finance Authority, Clean Water Revolving Fund Revenue Bonds, Refunding Series 2018B, 5.000%, 10/01/39	10/28 at 100.00	AAA	2,210,526
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1:
1,500	5.000%, 7/01/35 – AGM Insured	7/24 at 100.00	AA	1,695,420
1,220	5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	AA	1,373,391
3,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014D-2, 5.000%, 7/01/27 – AGM Insured	7/24 at 100.00	AA	3,466,380
245	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/24	7/19 at 100.00	AAA	245,654
500	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2011A, 5.000%, 7/01/31 – AGM Insured	8/21 at 100.00	AA	537,120
22,855	Total Water and Sewer			26,534,168
$ 217,650	Total Long-Term Investments (cost $233,302,389)			246,015,011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.6%
	MUNICIPAL BONDS – 0.6%
	Health Care – 0.6%
$ 1,500	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health, Variable Rate Demand Obligation, Series 2008B-3, 1.480%, 1/15/47 (6)	8/19 at 100.00	VMIG-1	$ 1,500,000
$ 1,500	Total Short-Term Investments (cost $1,500,000)			1,500,000
	Total Investments (cost $234,802,389) – 97.2%			247,515,011
	Floating Rate Obligations – (1.8)%			(4,700,000)
	Other Assets Less Liabilities – 4.6%			11,908,712
	Net Assets – 100%			$ 254,723,723

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 - Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.
See accompanying notes to financial statements.

Nuveen Missouri Municipal Bond Fund
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.8%
	MUNICIPAL BONDS – 97.8%
	Consumer Staples – 2.5%
$ 3,000	Cape Girardeau County Industrial Development Authority, Missouri, Solid Waste Disposal Revenue Bonds, Procter & Gamble Products Company Project, Series 1998, 5.300%, 5/15/28 (AMT)	7/19 at 100.00	AA-	$3,006,690
8,840	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and Gamble Inc, Series 1999, 5.200%, 3/15/29 (AMT)	No Opt. Call	AA-	11,091,283
11,840	Total Consumer Staples			14,097,973
	Education and Civic Organizations – 13.3%
3,000	Callaway County Industrial Development Authority, Missouri, Revenue Bonds, Westminster College Project, Refunding Series 2012C, 5.250%, 8/01/37	8/22 at 100.00	N/R	2,999,760
1,200	Curators of the University of Missouri, System Facilities Revenue Bonds, Refunding Series 2014A, 4.000%, 11/01/33	11/24 at 100.00	AA+	1,305,900
1,000	Health and Educational Facilities Authority of the State of Missouri, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2018 A, 4.000%, 10/01/38	10/28 at 100.00	A+	1,087,620
1,000	Lincoln University, Missouri, Auxiliary System Revenue Bonds, Series 2007, 5.125%, 6/01/37 – AGC Insured	7/19 at 100.00	AA	1,002,710
1,055	Lincoln University, Missouri, Auxiliary System Revenue Bonds, Series 2019, 5.000%, 6/01/31 (WI/DD, Settling 6/11/19)	6/27 at 100.00	AA	1,240,385
1,025	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	A1	1,144,269
2,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2017A, 5.000%, 6/01/47	6/27 at 100.00	A1	2,329,400
3,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB	3,242,310
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012:
575	3.500%, 10/01/22	No Opt. Call	BBB-	589,335
3,470	5.000%, 10/01/33	10/22 at 100.00	BBB-	3,649,711
2,255	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34	10/23 at 100.00	A+	2,537,551
3,870	Missouri Health and Educational Facilities Authority, Revenue Bonds, AT Still University of Health Sciences, Series 2011, 5.250%, 10/01/41	10/21 at 100.00	A-	4,172,673
3,620	Missouri Health and Educational Facilities Authority, Revenue Bonds, AT Still University of Health Sciences, Series 2014, 5.000%, 10/01/39	10/23 at 100.00	A-	4,026,092
1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Maryville University of St Louis Project, Series 2015, 5.000%, 6/15/44	6/25 at 100.00	BBB+	1,101,450

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis University, Series 2015A:
$ 3,700	5.000%, 10/01/38	10/25 at 100.00	AA-	$4,268,468
7,920	4.000%, 10/01/42	10/25 at 100.00	AA-	8,450,561
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis University, Series 2017A:
600	4.000%, 10/01/36	4/27 at 100.00	AA-	655,926
5,690	5.000%, 10/01/42	4/27 at 100.00	AA-	6,644,440
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis University, Series 2019A:
3,390	5.000%, 10/01/46	4/29 at 100.00	AA-	4,066,712
6,235	4.000%, 10/01/48	4/29 at 100.00	AA-	6,785,052
6,600	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37	11/21 at 100.00	AA+	7,107,606
1,150	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Refunding Series 2017, 4.000%, 4/01/34	4/27 at 100.00	Baa1	1,173,989
1,625	Saint Louis Community College District, Saint Louis County, Missouri, Certificates of Participation, Series 2017, 4.000%, 4/01/36	4/27 at 100.00	AA	1,785,241
1,000	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.350%, 6/15/32	7/19 at 100.00	N/R	989,820
1,000	Saline County Industrial Development Authority, Missouri, First Mortgage Revenue Bonds, Missouri Valley College, Series 2017, 4.500%, 10/01/40	10/23 at 100.00	N/R	1,011,700
860	Truman State University, Missouri, Housing System Revenue Bonds, Refunding Series 2015, 3.750%, 6/01/33	6/23 at 100.00	A1	896,421
67,840	Total Education and Civic Organizations			74,265,102
	Health Care – 24.0%
675	Barton County, Missouri, Hospital Revenue Bonds, Cox Barton County Hospital Project, Series 2017B, 3.650%, 7/01/27	7/23 at 100.00	N/R	691,119
	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2016:
1,455	5.000%, 8/01/29	8/26 at 100.00	A-	1,634,023
1,000	5.000%, 8/01/30	8/26 at 100.00	A-	1,117,030
	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2013A:
530	3.375%, 6/01/28	6/22 at 100.00	AA	548,444
4,000	5.000%, 6/01/33	6/22 at 100.00	AA	4,333,360
2,000	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2016, 5.000%, 6/01/39	6/26 at 100.00	AA	2,299,340
1,470	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	BBB-	1,685,620

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A:
$ 1,325	5.000%, 3/01/31	3/27 at 100.00	BBB-	$1,522,809
1,210	5.000%, 3/01/32	3/27 at 100.00	BBB-	1,383,768
1,645	5.000%, 3/01/36	3/27 at 100.00	BBB-	1,857,945
	Clinton County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Cameron Regional Medical Center, Inc, Series 2017B:
660	4.300%, 12/01/33	12/25 at 100.00	N/R	683,760
655	4.400%, 12/01/34	12/25 at 100.00	N/R	678,148
385	4.500%, 12/01/35	12/25 at 100.00	N/R	398,694
	Clinton County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Cameron Regional Medical Center, Series 2017C:
700	4.400%, 12/01/35	12/25 at 100.00	N/R	719,705
1,000	4.500%, 12/01/36	12/25 at 100.00	N/R	1,027,780
270	4.600%, 12/01/37	12/25 at 100.00	N/R	276,990
	Grundy County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Wright Memorial Hospital, Series 2009:
1,120	5.650%, 9/01/22	9/19 at 100.00	BBB-	1,126,474
1,000	5.750%, 9/01/23	9/19 at 100.00	BBB-	1,006,050
	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Healthcare System, Series 2017:
1,170	4.000%, 10/01/31	10/27 at 100.00	A-	1,265,987
1,220	4.000%, 10/01/32	10/27 at 100.00	A-	1,313,086
2,450	5.000%, 10/01/47	10/27 at 100.00	A-	2,790,844
800	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2011, 5.500%, 2/15/31	2/21 at 100.00	A	843,352
1,560	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2015, 5.000%, 2/15/35	2/24 at 100.00	A	1,741,990
	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Health System, Inc, Series 2016:
1,060	4.000%, 11/15/33	5/26 at 100.00	A+	1,146,093
4,030	5.000%, 11/15/34	5/26 at 100.00	A+	4,697,046
4,335	5.000%, 11/15/35	5/26 at 100.00	A+	5,039,221
1,000	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Health System, Inc, Series 2018A, 5.000%, 11/15/43	5/28 at 100.00	A+	1,170,880
1,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2014, 5.000%, 1/01/44	1/24 at 100.00	AA	1,094,910
5,890	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2015A, 4.000%, 1/01/45	1/25 at 100.00	AA	6,232,150
9,125	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Variable Rate Demand Obligation Series 2017D, 4.000%, 1/01/58 (Mandatory Put 1/01/48)	1/28 at 100.00	AA	9,742,397
2,160	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Capital Region Medical Center, Series 2011, 5.000%, 11/01/27	11/20 at 100.00	Baa2	2,246,940

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A:
$ 1,450	5.000%, 11/15/44	11/23 at 100.00	A2	$1,578,456
2,980	5.000%, 11/15/48	11/23 at 100.00	A2	3,238,813
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2015A:
2,200	5.000%, 11/15/32	11/25 at 100.00	A2	2,547,754
2,400	5.000%, 11/15/39	11/25 at 100.00	A2	2,696,544
3,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2019A, 4.000%, 11/15/49	5/29 at 100.00	A2	3,217,860
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Heartland Regional Medical Center, Series 2012:
1,000	3.875%, 2/15/32	2/22 at 100.00	AA-	1,033,980
3,035	5.000%, 2/15/37	2/22 at 100.00	AA-	3,244,961
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2014F:
845	5.000%, 11/15/45	11/24 at 100.00	AA-	941,736
2,300	4.250%, 11/15/48	11/24 at 100.00	AA-	2,451,754
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2017C:
1,000	4.000%, 11/15/36	11/27 at 100.00	AA-	1,093,040
2,160	4.000%, 11/15/37	11/27 at 100.00	AA-	2,353,838
5,295	4.000%, 11/15/47	11/27 at 100.00	AA-	5,653,472
2,000	5.000%, 11/15/47	11/27 at 100.00	AA-	2,341,500
1,330	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2018A, 5.000%, 6/01/30	12/28 at 100.00	AA-	1,668,671
1,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Anthony's Medical Center, Series 2015B, 5.000%, 2/01/45	8/25 at 100.00	AA-	1,119,080
2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Episcopal and Presbyterian Hospitals, Series 2011, 5.000%, 12/01/25	12/21 at 100.00	A+	2,154,000
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Luke's Episcopal and Presbyterian Hospitals, Series 2015B:
500	3.500%, 12/01/32	6/25 at 100.00	A+	524,945
2,000	5.000%, 12/01/33	6/25 at 100.00	A+	2,250,360
500	3.625%, 12/01/34	6/25 at 100.00	A+	526,250
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Series 2014A:
2,000	5.000%, 6/01/31	6/24 at 100.00	AA-	2,280,800
1,000	4.000%, 6/01/32	6/24 at 100.00	AA-	1,058,620
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Series 2018A:
1,000	4.000%, 6/01/48	6/28 at 100.00	AA-	1,076,440
1,500	5.000%, 6/01/48	6/28 at 100.00	AA-	1,747,395

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, Saint Luke's Health System, Series 2010A:
$ 550	5.250%, 11/15/25	11/20 at 100.00	A+	$577,434
2,540	5.000%, 11/15/30	11/20 at 100.00	A+	2,646,502
1,000	5.000%, 11/15/40	11/20 at 100.00	A+	1,035,970
3,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children's Mercy Hospital, Series 2016, 4.000%, 5/15/34	5/26 at 100.00	A+	3,234,570
2,940	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children's Mercy Hospital, Series 2017A, 4.000%, 5/15/48	5/25 at 102.00	A+	3,080,267
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E Cox Medical Center, Series 1992H:
3,005	0.000%, 9/01/21 – NPFG Insured	No Opt. Call	A2	2,864,877
4,025	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	A2	3,751,179
	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016:
830	5.000%, 11/15/28	11/25 at 100.00	N/R	934,406
1,750	4.000%, 11/15/36	11/25 at 100.00	N/R	1,796,008
3,000	5.000%, 11/15/46	11/25 at 100.00	N/R	3,243,270
1,220	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	BBB-	1,390,141
123,255	Total Health Care			133,670,848
	Housing/Multifamily – 0.4%
1,290	Kansas City Industrial Development Authority, Missouri, GNMA Collateralized Multifamily Housing Revenue Bonds, Grand Boulevard Lofts Project, Series 2009A, 5.300%, 11/20/49	11/19 at 100.00	Aa1	1,312,588
1,000	Missouri Housing Development Commission, Multifamily Housing Revenue Bonds, Shepard Apartments Project, 2013 Series 3, 5.000%, 7/01/45	7/23 at 100.00	AA+	1,063,140
2,290	Total Housing/Multifamily			2,375,728
	Housing/Single Family – 0.4%
1,600	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2017A-2, 3.800%, 11/01/37	11/26 at 100.00	AA+	1,697,744
545	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2015B-2, 3.800%, 11/01/34	5/25 at 100.00	AA+	576,092
2,145	Total Housing/Single Family			2,273,836
	Long-Term Care – 5.6%
3,110	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah Community Project, Refunding Series 2016, 4.000%, 5/01/33	5/25 at 100.00	N/R	3,126,172
750	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah Community Project, Series 2013, 4.500%, 5/01/28	7/19 at 100.00	N/R	750,105
900	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A, 5.250%, 5/15/37	5/27 at 100.00	BB	997,893
2,000	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2014A, 5.250%, 8/15/39	8/24 at 100.00	BB+	2,148,180

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 1,625	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Senior Lien Series 2010, 5.500%, 2/01/42	2/20 at 100.00	BBB	$1,650,935
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011:
1,025	5.750%, 2/01/31	2/21 at 100.00	BBB	1,077,357
2,750	6.000%, 2/01/41	2/21 at 100.00	BBB	2,889,397
1,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2014A, 5.000%, 2/01/44	2/24 at 100.00	BBB	1,599,405
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016A:
1,000	5.000%, 2/01/36	2/26 at 100.00	BBB	1,103,230
1,000	5.000%, 2/01/46	2/26 at 100.00	BBB	1,090,430
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016B:
700	5.000%, 2/01/34	2/26 at 100.00	BBB	776,755
3,350	5.000%, 2/01/46	2/26 at 100.00	BBB	3,652,940
1,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2019A, 5.000%, 2/01/42	2/24 at 104.00	BBB	1,652,040
	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2012:
550	5.000%, 9/01/32	9/22 at 100.00	BB+	585,464
2,365	5.000%, 9/01/42	9/22 at 100.00	BB+	2,489,021
2,570	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	BB+	2,845,890
1,000	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village Saint Louis Obligated Group, Series 2017, 5.000%, 9/01/48	9/27 at 100.00	BB+	1,102,770
1,000	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village Saint Louis Obligated Group, Series 2018A, 5.125%, 9/01/48	9/25 at 103.00	BB+	1,114,510
350	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew's Resources for Seniors, Series 2015A, 5.125%, 12/01/45	12/25 at 100.00	N/R	372,316
29,045	Total Long-Term Care			31,024,810
	Tax Obligation/General – 14.0%
	Belton, Missouri, General Obligation Bonds, Refunding & Improvement Series 2011:
930	5.000%, 3/01/29	3/21 at 100.00	N/R	986,553
190	5.000%, 3/01/29	3/21 at 100.00	AA-	200,688
1,035	5.000%, 3/01/30	3/21 at 100.00	N/R	1,097,576
210	5.000%, 3/01/30	3/21 at 100.00	AA-	221,739
840	4.750%, 3/01/31	3/21 at 100.00	N/R	887,334
170	4.750%, 3/01/31	3/21 at 100.00	AA-	178,684
2,000	Branson Reorganized School District R-4, Taney County, Missouri, General Obligation Bonds, School Building Series 2012, 4.375%, 3/01/32	3/22 at 100.00	A+	2,127,720

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Camdenton Reorganized School District R3, Camden County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2014:
$ 960	5.000%, 3/01/33	3/22 at 100.00	N/R	$1,050,710
40	5.000%, 3/01/33	3/22 at 100.00	AA-	43,545
3,745	Camdenton Reorganized School District R3, Camden County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/35	3/23 at 100.00	AA-	3,944,009
3,665	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2018, 4.000%, 3/01/36	3/26 at 100.00	AA	4,000,384
	Clay County Reorganized School District R-II Smithville, Missouri, General Obligation Bonds, Refunding Series 2015:
2,000	4.000%, 3/01/35	3/27 at 100.00	AA+	2,209,540
1,160	4.000%, 3/01/36	3/27 at 100.00	AA+	1,277,856
3,000	Columbia School District, Boone County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/35	3/25 at 100.00	Aa1	3,268,980
1,225	Columbia School District, Boone County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2016, 5.000%, 3/01/36	3/26 at 100.00	Aa1	1,441,690
	Fort Osage Reorganized School District R-1, Jackson County, Missouri, General Obligation Bonds, Direct Deposit Program, Series 2017:
1,000	4.000%, 3/01/34	3/27 at 100.00	AA+	1,123,320
1,100	4.000%, 3/01/35	3/27 at 100.00	AA+	1,231,681
	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015:
1,500	4.000%, 3/01/31	3/24 at 100.00	AA+	1,633,770
1,000	4.000%, 3/01/32	3/24 at 100.00	AA+	1,085,590
1,800	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2018, 5.000%, 3/01/36	3/27 at 100.00	AA+	2,150,496
2,000	Hazelwood School District, St Louis County, Missouri, General Obligation Bonds, Missouri Direct Deposit Program, Series 2013A, 5.000%, 3/01/33	3/23 at 100.00	AA+	2,233,260
1,950	Independence School District, Jackson County, Missouri, General Obligation Bonds, Refunding Series 2017B, 5.500%, 3/01/32	3/27 at 100.00	AA+	2,441,341
	Independence School District, Jackson County, Missouri, General Obligation Bonds, Series 2010:
270	5.000%, 3/01/27	3/20 at 100.00	N/R	277,079
1,045	5.000%, 3/01/27	3/20 at 100.00	AA+	1,072,400
1,000	Jackson County Consolidated School District 2, Raytown, Missouri, General Obligation Bonds, Series 2014, 5.000%, 3/01/32	3/24 at 100.00	AA+	1,140,690
	Jackson County Consolidated School District 2, Raytown, Missouri, General Obligation Bonds, Series 2019A:
1,000	5.000%, 3/01/36 (WI/DD, Settling 6/04/19)	3/29 at 100.00	AA+	1,245,740
1,000	5.000%, 3/01/38 (WI/DD, Settling 6/04/19)	3/29 at 100.00	AA+	1,235,410
1,000	5.000%, 3/01/39 (WI/DD, Settling 6/04/19)	3/29 at 100.00	AA+	1,231,150
500	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2013A, 5.000%, 3/01/31	3/21 at 100.00	AA-	530,320

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,140	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2018A, 5.500%, 3/01/37	3/29 at 100.00	AA+	$1,473,815
1,000	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, Series 2019, 5.500%, 3/01/39	3/29 at 100.00	AA+	1,286,570
2,000	Joplin Schools, Missouri, General Obligation Bonds, Refunding, Direct Deposit Program Series 2017, 4.000%, 3/01/32	3/27 at 100.00	AA+	2,255,860
5,000	Kansas City, Missouri, General Obligation Bonds, Improvement & Refunding Series 2012A, 4.500%, 2/01/26	2/22 at 100.00	AA	5,388,550
	Kansas City, Missouri, General Obligation Bonds, Refunding & Improvement Series 2018A:
1,510	4.000%, 2/01/36	2/28 at 100.00	AA	1,693,843
1,000	4.000%, 2/01/37	2/28 at 100.00	AA	1,117,960
600	Maplewood Richmond Heights School District, St Louis County, Missouri, General Obligation Bonds, Refunding Series 2019, 4.000%, 3/01/30	3/27 at 100.00	AA-	681,798
	Marion County School District 60 Hannibal, Ralls and Marion County, Missouri, General Obligation Bonds, Series 2019:
1,050	5.000%, 3/01/31 (WI/DD, Settling 6/06/19)	3/24 at 100.00	AA+	1,184,148
2,000	5.000%, 3/01/39 (WI/DD, Settling 6/06/19)	3/24 at 100.00	AA+	2,233,960
	Marshfield, Missouri, General Obligation Bonds, Street Improvement Series 2018:
570	4.000%, 3/01/31	3/26 at 100.00	A+	627,638
325	5.000%, 3/01/34	3/26 at 100.00	A+	378,294
685	5.000%, 3/01/35	3/26 at 100.00	A+	795,107
500	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Direct Deposit Program, Refunding & Improvement Series 2014, 4.000%, 3/01/32	3/24 at 100.00	AA+	544,685
1,000	Osage School Lake Ozark, Missouri, General Obligation Bonds, School Building Series 2014B, 5.000%, 3/01/34	3/24 at 100.00	AA-	1,132,390
2,000	Osage School Lake Ozark, Missouri, General Obligation Bonds, Series 2018, 5.000%, 3/01/37	3/26 at 100.00	AA-	2,325,660
1,500	Ozark Reorganized School District 6, Christian County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/34	3/23 at 100.00	AA+	1,590,075
2,000	Platte County School District Park Hill, Missouri, General Obligation Bonds, Missouri Direct Deposit Program, Refunding Series 2017, 4.000%, 3/01/31	3/26 at 100.00	AA+	2,229,960
1,200	Poplar Bluff R-I School District, Butler County, Missouri, Lease Certificates of Participation, Series 2014, 5.000%, 3/01/33 – AGM Insured	3/24 at 100.00	AA	1,361,736
1,000	Saint Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Refunding Series 2018A, 5.000%, 3/01/36	3/26 at 100.00	AA	1,175,520
	Springfield School District R12, Greene County, Missouri, General Obligation Bonds, Series 2013:
1,000	5.000%, 3/01/32	3/23 at 100.00	AA+	1,125,610
1,000	5.000%, 3/01/33	3/23 at 100.00	AA+	1,126,770

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Valley Park Fire Protection District, Missouri, General Obligation Bonds, Series 2019:
$ 650	4.000%, 3/01/31	3/27 at 100.00	AA	$732,466
705	4.000%, 3/01/33	3/27 at 100.00	AA	789,240
550	4.000%, 3/01/35	3/27 at 100.00	AA	611,716
600	4.000%, 3/01/37	3/27 at 100.00	AA	663,348
	Washington School District, Franklin County, Missouri, General Obligation Bonds, Missouri Direct Deposit Program, Series 2019:
1,500	4.000%, 3/01/34 (WI/DD, Settling 6/11/19)	3/27 at 100.00	AA+	1,660,995
405	4.000%, 3/01/35 (WI/DD, Settling 6/11/19)	3/27 at 100.00	AA+	446,735
69,825	Total Tax Obligation/General			78,203,704
	Tax Obligation/Limited – 17.6%
	Belton School District 124, Cass County, Missouri, Certificates of Participation, Missouri School Boards Association, Series 2019:
375	3.000%, 1/15/31 – AGM Insured (WI/DD, Settling 6/13/19)	1/24 at 100.00	AA	381,323
200	3.000%, 1/15/33 – AGM Insured (WI/DD, Settling 6/13/19)	1/24 at 100.00	AA	201,190
1,015	5.000%, 1/15/44 – AGM Insured (WI/DD, Settling 6/13/19)	1/24 at 100.00	AA	1,131,035
4,930	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/33	10/22 at 100.00	AA+	5,450,854
2,000	Blue Springs, Missouri, Special Obligation Tax Increment Bonds, Adams Farm Project, Special Districts Refunding & Improvement Series 2015A, 4.750%, 6/01/30	6/24 at 100.00	N/R	2,034,640
1,975	Cass County, Missouri, Certificates of Participation, Refunding Series 2010, 4.000%, 5/01/22	5/20 at 100.00	A	2,010,708
	Clay County School District R-11 Smithville, Missouri, Certificates of Participation, Series 2018:
340	4.000%, 4/01/38	4/28 at 100.00	A+	368,577
2,515	5.000%, 4/01/43	4/28 at 100.00	A+	2,942,852
900	Clay, Jackson & Platte Counties Consolidated Public Library District 3, Missouri, Certificates of Participation, Mid-Continent Public Library Project, Series 2018, 4.000%, 3/01/35	3/26 at 100.00	Aa3	977,283
2,000	Conley Road Transportation District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2017, 5.125%, 5/01/41	5/25 at 100.00	N/R	2,062,040
365	Excelsior Springs Community Center, Missouri, Sales Tax Revenue Bonds, Series 2014, 4.000%, 3/01/28 – AGM Insured	3/23 at 100.00	AA	390,842
	Fenton Missouri Fire Protection District, Missouri, General Obligation Bonds, Series 2019:
1,000	4.000%, 3/01/29	3/27 at 100.00	AA+	1,148,420
1,075	4.000%, 3/01/30	3/27 at 100.00	AA+	1,224,855
450	4.000%, 3/01/36	3/27 at 100.00	AA+	499,059
375	4.000%, 3/01/37	3/27 at 100.00	AA+	414,593
500	4.000%, 3/01/38	3/27 at 100.00	AA+	551,375
315	Florissant Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Florissant - Cross Keys Redevelopment Project, Refunding Series 2003, 5.625%, 5/01/24	7/19 at 100.00	N/R	315,375

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 510	Franklin County Industrial Development Authority, Missouri, Sales Tax Refunding Revenue Bonds, Phoenix Center II Community Improvement District Project, Series 2013A, 5.000%, 11/01/37	11/20 at 100.00	N/R	$512,938
1,685	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006, 5.000%, 6/01/28 (4)	7/19 at 100.00	N/R	1,145,800
530	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	BB	552,689
1,850	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	BB	1,921,225
150	Gravois Bluffs Transportation Development District, Fenton, Missouri, Transportation Sales Revenue Bonds, Series 2007, 4.750%, 5/01/32	7/19 at 100.00	BBB	150,116
	Great Rivers Greenway Metropolitan Park & Recreation District, Missouri, Sales Tax Appropriation Bonds, Gateway Arch Project, Series 2014:
3,500	5.000%, 12/30/29	12/23 at 100.00	A+	3,981,425
4,090	5.000%, 12/30/31	12/23 at 100.00	A+	4,639,655
750	Greene County, Missouri, Certificates of Participation, Capital Projects, Series 2018, 4.000%, 9/01/33	9/28 at 100.00	Aa3	844,380
1,000	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2016A, 3.625%, 3/01/33	3/21 at 100.00	N/R	978,210
	Howard Bend Levee District, Missouri, Levee District Improvement Bonds, Series 2005:
1,470	5.750%, 3/01/23 – SYNCORA GTY Insured	No Opt. Call	BBB-	1,634,566
1,560	5.750%, 3/01/24 – SYNCORA GTY Insured	No Opt. Call	BBB-	1,773,330
1,745	5.500%, 3/01/26 – SYNCORA GTY Insured	No Opt. Call	BBB-	2,044,233
	Howard Bend Levee District, St Louis County, Missouri, Levee District Improvement Bonds, Series 2013B:
820	4.875%, 3/01/33	3/23 at 100.00	BB+	836,654
885	5.000%, 3/01/38	3/23 at 100.00	BB+	901,549
925	Kansas City Industrial Development Authority, Missouri, Downtown Redevelpment District Revenue Bonds, Series 2011A, 5.000%, 9/01/32	9/21 at 100.00	AA-	988,418
1,225	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016, 4.250%, 4/01/26, 144A	No Opt. Call	N/R	1,264,506
1,200	Kansas City Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Plaza Library Project, Refunding Series 2014, 4.250%, 3/01/23	No Opt. Call	N/R	1,253,532
2,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA-	1,655,040
1,750	Kansas City, Missouri, Special Obligation Bonds, Downtown Redevelopment District, Series 2014C, 5.000%, 9/01/33	9/23 at 100.00	AA-	1,957,252
1,025	Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series 2012A, 5.000%, 3/01/26	3/22 at 100.00	AA-	1,114,124
	Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series 2017B:
360	4.000%, 10/01/30	10/27 at 100.00	AA-	403,988
2,500	5.000%, 9/01/31	9/27 at 100.00	AA-	3,016,525
235	3.625%, 10/01/32	10/27 at 100.00	AA-	253,307

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 342	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict A Bonds, Refunding Series 2015A, 5.750%, 4/01/55	7/19 at 100.00	N/R	$330,507
921	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict B Bonds, Refunding Taxable Series 2015B, 0.000%, 4/01/55	7/19 at 100.00	N/R	161,172
	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue Bonds, Convention Center Hotel Project - TIF Financing, Series 2018B:
1,200	5.000%, 2/01/40, 144A	2/28 at 100.00	N/R	1,289,748
100	5.000%, 2/01/50, 144A	2/28 at 100.00	N/R	105,749
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A:
1,195	5.750%, 6/01/35, 144A	6/25 at 100.00	N/R	1,202,803
785	6.000%, 6/01/46, 144A	6/25 at 100.00	N/R	794,428
1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Saint Joseph Sewerage System Improvement Project, Series 2011E, 5.375%, 5/01/36	5/20 at 100.00	A+	1,032,780
1,000	Missouri Development Finance Board, Missouri, Annual Appropriation Revenue Bonds, Fulton State Hospital Project, Series 2014, 3.000%, 10/01/26	10/22 at 100.00	AA+	1,036,070
1,000	Monarch-Chesterfield Levee District, Saint Louis County, Missouri, Levee District Bonds, Refunding Series 2015, 5.000%, 3/01/40	3/24 at 100.00	A	1,113,710
1,000	Oak Grove, Missouri, Refunding and Improvement Certificates of Participation Series 2012, 5.000%, 1/01/33	1/22 at 100.00	Baa1	1,052,010
2,605	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Project, Series 2006, 5.000%, 5/01/23	7/19 at 100.00	N/R	2,569,494
570	Poplar Bluff Regional Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2012, 4.750%, 12/01/42	12/22 at 100.00	BBB	594,436
	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust Unit, Series 2007A Sr. Bond:
458	0.000%, 8/01/41 (5)	No Opt. Call	N/R	377,028
1,390	0.000%, 8/01/41 (5)	No Opt. Call	N/R	1,219,698
696	0.000%, 8/01/42 (5)	No Opt. Call	N/R	573,437
2,114	0.000%, 8/01/42 (5)	No Opt. Call	N/R	1,537,937
	Pulaski County, Missouri, Certificates of Participation, Series 2019:
880	4.000%, 12/01/32	12/27 at 100.00	A-	966,610
915	4.000%, 12/01/33	12/27 at 100.00	A-	1,001,705
540	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 5.375%, 5/01/28	5/23 at 100.00	N/R	562,037
1,000	Raytown, Missouri, Annual Appropriation Supported Tax Increment and Sales Tax Revenue Bonds, Raytown Live Redevelopment Project Area 1, Series 2007, 5.125%, 12/01/31	7/19 at 100.00	BBB	1,001,070
1,075	Saint Charles, Missouri, Certificates of Participation, Series 2017, 4.000%, 4/01/29	4/26 at 100.00	Aa3	1,204,699
250	Saint Louis County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Chesterfield Blue Valley Community Improvement District Project, Series 2014A, 5.250%, 7/01/44, 144A	7/24 at 100.00	N/R	253,878

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,030	Saint Louis County Industrial Development Authority, Missouri, Transporation Development Revenue Bonds, University Place Transportation Development District Project, Refunding Series 2015, 4.000%, 3/01/32, 144A	3/22 at 100.00	N/R	$1,013,777
1,875	Saint Louis County Special School District, Missouri, Certificates of Participation Lease, Series 2014B, 4.000%, 4/01/28	4/22 at 100.00	AA	1,979,625
	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2009A:
1,000	0.000%, 7/15/26 – AGC Insured	No Opt. Call	AA	846,560
1,000	0.000%, 7/15/27 – AGC Insured	No Opt. Call	AA	821,090
1,000	0.000%, 7/15/28 – AGC Insured	No Opt. Call	AA	795,430
1,000	0.000%, 7/15/29 – AGC Insured	No Opt. Call	AA	771,030
	Scenic Regional Library District, Missouri, Certificates of Participation, Series 2017:
505	4.000%, 4/01/29	4/25 at 100.00	A	553,177
345	4.000%, 4/01/30	4/25 at 100.00	A	376,181
565	4.000%, 4/01/32	4/25 at 100.00	A	608,505
585	4.000%, 4/01/33	4/25 at 100.00	A	628,705
2,600	Springfield, Missouri, Special Obligation Bonds, Refunding Series 2017A, 4.000%, 7/01/36	7/27 at 100.00	Aa2	2,841,800
1,630	Springfield, Missouri, Special Obligation Bonds, Refunding Series 2017B, 5.000%, 7/01/26 (AMT)	No Opt. Call	Aa2	1,935,315
4,300	Springfield, Missouri, Special Obligation Bonds, Sewer System Improvements Project, Series 2015, 4.000%, 4/01/35	4/25 at 100.00	Aa2	4,670,273
270	The Industrial Development Authority of the City of Saint Louis, Missouri, Development Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 4.750%, 11/15/47	11/26 at 100.00	N/R	282,571
1,285	Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2017, 4.500%, 6/01/36	6/26 at 100.00	BBB	1,377,610
	Wentzville School District R-04, Saint Charles County, Missouri, Certificates of Participation, Series 2015:
1,700	3.375%, 4/01/29	4/24 at 100.00	Aa3	1,789,063
600	3.500%, 4/01/32	4/24 at 100.00	Aa3	627,162
94,421	Total Tax Obligation/Limited			97,827,363
	Transportation – 1.9%
665	Guam International Airport Authority, Revenue Bonds, Series 2013B, 5.500%, 10/01/33 – AGM Insured	10/23 at 100.00	AA	763,846
3,500	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport, Refunding Series 2012, 5.000%, 7/01/32 – FGIC Insured (AMT)	7/22 at 100.00	A2	3,798,235
2,000	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport, Series 2009A-2, 6.125%, 7/01/24	7/19 at 100.00	A2	2,006,840

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport, Series 2017D:
$ 1,420	5.000%, 7/01/34 – AGM Insured (AMT)	7/27 at 100.00	AA	$1,674,506
1,000	5.000%, 7/01/35 – AGM Insured (AMT)	7/27 at 100.00	AA	1,175,560
1,000	5.000%, 7/01/36 – AGM Insured (AMT)	7/27 at 100.00	AA	1,172,210
9,585	Total Transportation			10,591,197
	U.S. Guaranteed – 4.3% (6)
1,370	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A-	1,430,773
1,625	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Ranken Technical College, Series 2011, 5.125%, 11/01/31 (Pre-refunded 11/01/19)	11/19 at 100.00	A3	1,649,196
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E Cox Medical Center, Series 1992H:
1,800	0.000%, 9/01/21 – NPFG Insured (ETM)	No Opt. Call	N/R	1,727,586
2,385	0.000%, 9/01/22 – NPFG Insured (ETM)	No Opt. Call	N/R	2,245,358
	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2010B:
1,500	5.000%, 6/01/30 (Pre-refunded 6/01/20)	6/20 at 100.00	AA-	1,551,780
3,040	5.000%, 6/01/34 (Pre-refunded 6/01/20)	6/20 at 100.00	AA-	3,144,941
2,400	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 5.000%, 4/01/36 (Pre-refunded 4/01/21)	4/21 at 100.00	Baa1	2,551,056
	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2012:
2,200	5.000%, 1/01/32 (Pre-refunded 1/01/21)	1/21 at 100.00	A2	2,320,098
2,000	5.000%, 1/01/37 (Pre-refunded 1/01/21)	1/21 at 100.00	A2	2,109,180
850	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Chesterfield, Series 2012, 5.000%, 9/01/42 (Pre-refunded 9/01/22)	9/22 at 100.00	N/R	942,344
2,500	Saint Louis Special Administrative Board of the Transitional School District, Missouri, General Obligation Bonds, St Louis Public Schools, Missouri Direct Deposit Program, Series 2011B, 4.000%, 4/01/25 (Pre-refunded 4/01/21)	4/21 at 100.00	AA+	2,614,825
1,360	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured (ETM)	7/19 at 100.00	N/R	1,433,291
23,030	Total U.S. Guaranteed			23,720,428
	Utilities – 5.4%
425	Missouri Development Finance Board, Infrastructure Facilities Leasehold Revenue Bonds, City of Independence, Missouri, Annual Appropriation Electric System Revenue Bonds -- Dogwood Project, Series 2012A, 5.000%, 6/01/26	6/22 at 100.00	AA	464,058
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2014A:
3,300	5.000%, 1/01/31	1/24 at 100.00	A2	3,733,191
1,755	5.000%, 1/01/32	1/24 at 100.00	A2	1,980,307
2,500	5.000%, 1/01/33	1/24 at 100.00	A2	2,815,950

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2015A:
$ 1,125	5.000%, 12/01/35	6/25 at 100.00	A2	$1,296,495
650	5.000%, 12/01/37	6/25 at 100.00	A2	745,706
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Pairie State Power Project, Refunding Series 2016A:
570	4.000%, 12/01/33 – BAM Insured	6/26 at 100.00	AA	631,418
1,415	5.000%, 12/01/34	6/26 at 100.00	A2	1,658,366
245	4.000%, 12/01/35 – BAM Insured	6/26 at 100.00	AA	269,845
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A:
2,885	5.000%, 1/01/32	1/25 at 100.00	A	3,317,086
1,450	5.000%, 1/01/34	1/25 at 100.00	A	1,659,771
2,500	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2015A, 4.000%, 1/01/35	1/26 at 100.00	A	2,715,800
1,500	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2017, 4.000%, 12/01/32	12/27 at 100.00	A2	1,683,945
	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2018:
1,330	5.000%, 12/01/37	6/27 at 100.00	A2	1,564,133
1,140	5.000%, 12/01/38	6/27 at 100.00	A2	1,336,730
1,500	5.000%, 12/01/43	6/27 at 100.00	A2	1,741,200
2,000	Springfield, Missouri, Public Utility Revenue Bonds, Refunding Series 2015, 4.000%, 8/01/31	8/25 at 100.00	AA+	2,215,200
26,290	Total Utilities			29,829,201
	Water and Sewer – 8.4%
	Camden County Public Water Supply District 4, Missouri, Certificates of Participation, Series 2017:
670	3.500%, 1/01/32	1/25 at 100.00	A-	690,341
720	4.000%, 1/01/42	1/25 at 100.00	A-	748,289
1,430	5.000%, 1/01/47	1/25 at 100.00	A-	1,576,618
725	Cape Girardeau, Missouri, Waterworks System Refunding Revenue Bonds, Series 2012A, 3.375%, 1/01/26	1/20 at 100.00	A+	731,148
3,000	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2014A, 4.000%, 3/01/35 – BAM Insured	3/23 at 100.00	AA	3,142,980
1,670	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/40	7/27 at 100.00	A-	1,875,527
	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Improvement Series 2018A:
500	4.000%, 1/01/35	1/28 at 100.00	AA	562,290
1,865	4.000%, 1/01/37	1/28 at 100.00	AA	2,083,708
1,000	4.000%, 1/01/38	1/28 at 100.00	AA	1,113,970
3,105	4.000%, 1/01/42	1/28 at 100.00	AA	3,431,118

Nuveen Missouri Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 5,000	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Refunding & Improvement Series 2016A, 4.000%, 1/01/40	1/25 at 100.00	AA	$5,363,800
500	Kansas City, Missouri, Water Revenue Bonds, Refunding & Improvement Series 2009A, 5.250%, 12/01/32	7/19 at 100.00	AA+	501,465
1,200	Lincoln County Public Water Supply District 1, Missouri, Certificates of Participation, Series 2016, 4.000%, 7/01/31	7/22 at 100.00	A+	1,265,988
1,775	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Refunding & Improvement Series 2016C, 5.000%, 5/01/46	5/26 at 100.00	AAA	2,074,567
	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Refunding & Improvement Series 2017A:
1,000	5.000%, 5/01/42	5/27 at 100.00	AAA	1,190,970
2,000	5.000%, 5/01/47	5/27 at 100.00	AAA	2,370,260
4,665	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2012A, 5.000%, 5/01/42	5/22 at 100.00	AAA	5,073,514
2,000	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Tri-County Water Authority, Series 2015, 5.000%, 1/01/40	1/25 at 100.00	Aa3	2,287,800
390	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2001C, 5.000%, 7/01/23	7/19 at 100.00	Aaa	391,041
45	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2005C, 4.750%, 7/01/23	7/19 at 100.00	Aaa	45,111
85	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2008A, 5.750%, 1/01/29	7/19 at 100.00	Aaa	85,272
2,070	North Central Missouri Regional Water Commission, Waterworks System Revenue Bonds, Series 2006, 5.000%, 1/01/37	7/19 at 100.00	N/R	2,071,180
	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Refudning Series 2016C:
285	4.000%, 12/01/31	12/25 at 100.00	AA+	313,124
1,465	5.000%, 12/01/32	12/25 at 100.00	AA+	1,731,762
1,500	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Series 2015, 4.125%, 12/01/38	12/21 at 100.00	AA+	1,550,985
4,240	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Series 2018, 4.000%, 12/01/39	12/25 at 100.00	AA+	4,543,457
42,905	Total Water and Sewer			46,816,285
$ 502,471	Total Long-Term Investments (cost $515,724,542)			544,696,475

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 2.3%
	MUNICIPAL BONDS – 2.3%
	Education and Civic Organizations – 2.3%
$ 3,000	Curators of the University of Missouri, System Facilities Revenue Bonds, Variable Rate Demand Series 2007BA, 1.380%, 11/01/31 (7)	9/19 at 100.00	VMIG-1	$3,000,000
4,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, St Louis University, Variable Rate Demand Obligations, Series 2008B-2, 2.100%, 10/01/35 (7)	7/19 at 100.00	VMIG-1	4,500,000
5,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Variable Rate Demand Obligations, Series 1996C, 2.100%, 9/01/30 (7)	8/19 at 100.00	VMIG-1	5,000,000
300	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Variable Rate Demand Obligations, Series 1996D, 2.100%, 9/01/30 (7)	8/19 at 100.00	VMIG-1	300,000
$ 12,800	Total Short-Term Investments (cost $12,800,000)			12,800,000
	Total Investments (cost $528,524,542) – 100.1%			557,496,475
	Other Assets Less Liabilities – (0.1)%			(678,791)
	Net Assets – 100%			$ 556,817,684
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond’s accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Ohio Municipal Bond Fund
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.1%
	MUNICIPAL BONDS – 97.1%
	Consumer Staples – 2.8%
$ 18,315	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/47	6/19 at 100.00	B-	$ 17,651,081
	Education and Civic Organizations – 8.3%
2,065	Bowling Green State University, Ohio, General Receipts Bonds, Series 2016A, 5.000%, 6/01/34	12/25 at 100.00	A+	2,394,347
	Hamilton County, Ohio, Economic Development Revenue Bonds, King Highland Community Urban Redevelopment Corporation - University of Cincinnati, Lessee Project, Refunding Series 2015:
1,320	5.000%, 6/01/32 – BAM Insured	6/25 at 100.00	AA	1,529,986
2,680	5.000%, 6/01/35 – BAM Insured	6/25 at 100.00	AA	3,078,945
2,000	Kent State University, Ohio, General Receipts Bonds, Series 2016, 5.000%, 5/01/21	No Opt. Call	Aa3	2,133,920
2,465	Miami University of Ohio, General Receipts Bonds, Refunding Series 2014, 5.000%, 9/01/30	9/24 at 100.00	AA	2,842,243
	Miami University of Ohio, General Receipts Bonds, Refunding Series 2017:
880	5.000%, 9/01/35	9/26 at 100.00	AA	1,042,501
2,915	5.000%, 9/01/41	9/26 at 100.00	AA	3,410,113
1,925	Miami University of Ohio, General Receipts Bonds, Series 2011, 5.000%, 9/01/36	9/21 at 100.00	AA	2,063,138
340	Ohio Higher Education Facilities Commission, Revenue Bonds, Case Western Reserve University, Series 1990B, 6.500%, 10/01/20	No Opt. Call	AA-	353,423
	Ohio Higher Education Facilities Commission, Revenue Bonds, Denison University Project, Series 2017A:
2,100	5.000%, 11/01/42	5/27 at 100.00	AA	2,475,249
1,500	5.250%, 11/01/46	5/27 at 100.00	AA	1,795,860
	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University Project, Series 2012:
1,140	5.000%, 11/01/27	5/22 at 100.00	AA	1,243,922
1,000	5.000%, 11/01/30	5/22 at 100.00	AA	1,086,410
500	Ohio Higher Educational Facility Commission, Higher Educational Facility Revenue Bonds, Xavier University Project, Series 2010, 5.000%, 5/01/40	5/20 at 100.00	A3	511,735
2,500	Ohio Higher Educational Facility Commission, Revenue Bonds, Kenyon College, Series 2015, 5.000%, 7/01/41	7/25 at 100.00	A	2,831,450
1,505	Ohio Higher Educational Facility Commission, Revenue Bonds, Kenyon College, Series 2017, 5.000%, 7/01/42	7/27 at 100.00	A	1,762,611
	Ohio State University, General Receipts Bonds, Series 2014A:
4,820	5.000%, 12/01/34	12/24 at 100.00	Aa1	5,592,742
5,000	5.000%, 12/01/39	12/24 at 100.00	Aa1	5,749,200
1,000	Ohio University at Athens, General Receipts Bonds, Series 2013, 5.000%, 12/01/39	12/22 at 100.00	Aa3	1,092,910

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Shawnee State University, Ohio, General Receipts Bonds, Series 2016:
$ 1,120	5.000%, 6/01/28 – BAM Insured	6/26 at 100.00	AA	$1,331,198
1,180	5.000%, 6/01/29 – BAM Insured	6/26 at 100.00	AA	1,399,197
1,000	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	N/R	1,057,460
3,000	University of Cincinnati, Ohio, General Receipts Bonds, Series 2016C, 5.000%, 6/01/46	6/26 at 100.00	AA-	3,467,820
2,000	Wright State University, Ohio, General Receipts Bonds, Series 2011A, 5.000%, 5/01/31 – BAM Insured	5/21 at 100.00	AA	2,118,020
45,955	Total Education and Civic Organizations			52,364,400
	Health Care – 11.0%
2,500	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017A, 5.000%, 8/01/42	2/28 at 100.00	AA-	2,900,675
850	Butler County, Ohio, Hospital Faciliteis Revenue Bonds, Kettering Health Network Obligated Group Project, Series 2011, 5.625%, 4/01/41	4/21 at 100.00	A+	903,227
	Chillicothe, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated Group Project, Refunding & Improvement Series 2017:
2,600	5.000%, 12/01/37	12/27 at 100.00	A-	2,995,460
1,110	5.000%, 12/01/47	12/27 at 100.00	A-	1,266,921
5,000	Cleveland Clinic Health System Obligated Group, Ohio, Martin County Health FAcilities Autority, Hospital Revenue Bonds, Series 2019B, 4.000%, 1/01/46	1/29 at 100.00	AA	5,471,900
	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013:
1,600	5.000%, 6/15/43	6/23 at 100.00	Baa3	1,667,984
495	5.250%, 6/15/43	6/23 at 100.00	Baa3	522,883
10,300	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA+	10,992,469
2,255	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017A, 5.000%, 12/01/47	12/27 at 100.00	AA-	2,645,476
1,000	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017OH, 4.000%, 12/01/46	6/27 at 100.00	AA-	1,075,890
120	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc, Refunding Series 2008C, 5.625%, 8/15/29	7/19 at 100.00	A-	120,373
2,230	Miami County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Obligated Group Project, Refunding Improvement Series 2019, 5.000%, 8/01/39	8/28 at 100.00	A+	2,618,600
930	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	989,427
1,920	Montgomery County, Ohio, Hospital Facilities Revenue Refunding and Improvement Bonds, Kettering Medical Center, Series 1996, 6.250%, 4/01/20 – NPFG Insured	No Opt. Call	A+	1,989,926
490	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009A, 5.000%, 5/01/39	7/19 at 100.00	BBB+	491,323
1,855	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/32	7/19 at 100.00	BBB+	1,875,275

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
$ 2,000	5.000%, 2/15/44	2/23 at 100.00	BB+	$2,108,980
3,000	5.000%, 2/15/48	2/23 at 100.00	BB+	3,153,810
2,480	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010, 5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA	2,552,862
	Ohio State, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group, Refunding Series 2017A:
1,155	5.000%, 1/01/30	1/28 at 100.00	AA	1,441,336
2,755	5.000%, 1/01/33	1/28 at 100.00	AA	3,376,804
	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2013A:
1,465	5.000%, 1/15/28	1/23 at 100.00	A	1,620,041
4,390	5.000%, 1/15/29	1/23 at 100.00	A	4,844,892
1,630	Scioto County, Ohio, Hospital Facilities Revenue Bonds, Southern Ohio Medical Center, Refunding Series 2016, 5.000%, 2/15/32	2/26 at 100.00	A3	1,879,586
	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
3,815	5.000%, 12/01/37	12/22 at 100.00	Ba2	4,006,513
5,595	5.000%, 12/01/42	12/22 at 100.00	Ba2	5,846,775
63,540	Total Health Care			69,359,408
	Housing/Multifamily – 0.9%
720	Clark County, Ohio, Multifamily Housing Revenue Bonds, Church of God Retirement Home, Series 1998, 6.250%, 11/01/30 (AMT)	7/19 at 100.00	N/R	713,592
2,130	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (AMT)	7/19 at 101.00	Aa1	2,143,142
2,920	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (AMT)	7/19 at 101.00	Aa1	2,945,813
5,770	Total Housing/Multifamily			5,802,547
	Industrials – 0.8%
	Ohio State, Economic Development Revenue Bonds, Ohio Enterprise Bond Fund, Shearer's Foods Inc Project, Series 2009-5:
1,455	5.000%, 6/01/22	12/19 at 100.00	AA+	1,480,652
1,645	5.000%, 12/01/24	12/19 at 100.00	AA+	1,674,001
1,600	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc, Series 1992, 6.450%, 12/15/21	No Opt. Call	A3	1,767,504
4,700	Total Industrials			4,922,157
	Long-Term Care – 0.7%
1,505	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/20 at 100.00	BBB	1,557,585
3,080	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB-	3,182,964
4,585	Total Long-Term Care			4,740,549

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 18.6%
$ 3,150	Apollo Career Center Joint Vocational School District, Allen, Auglaize, Hardin, Hancock, Putnam & Van Wert Counties, Ohio, General Obligation Bonds, Various Purpose School Improvement Series 2017, 5.000%, 12/01/41	12/27 at 100.00	Aa2	$3,732,624
1,180	Canal Winchester Local School District, Franklin and Fairfield Counties, Ohio, General Obligation Bonds, Series 2005B, 0.000%, 12/01/33 – NPFG Insured	No Opt. Call	Aa3	796,406
	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Classroom Facilities Construction & Improvement Series 2006:
535	5.250%, 12/01/19 – FGIC Insured	No Opt. Call	Aa2	545,165
380	5.250%, 12/01/27 – FGIC Insured	No Opt. Call	Aa2	487,886
2,155	Cincinnati, Ohio, General Obligation Bonds,Various Purpose, Refunding & Improvement Series 2015A, 5.250%, 12/01/33	6/25 at 100.00	AA	2,559,127
1,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Refunding Series 2006, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	819,600
3,110	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Refunding Various Purpose Series 2016B, 5.000%, 12/01/33	6/26 at 100.00	AA	3,706,653
5,530	Columbus, Ohio, General Obligation Bonds, Refunding Various Purpose Series 2017-1, 5.000%, 4/01/29	10/27 at 100.00	AAA	6,944,187
5,000	Columbus, Ohio, General Obligation Bonds, Series 2015A, 5.000%, 7/01/25	No Opt. Call	AAA	6,020,950
5,000	Columbus, Ohio, General Obligation Bonds, Various Purpose Series 2018A, 5.000%, 4/01/29	10/28 at 100.00	AAA	6,420,500
5,000	Dublin City School District, Franklin, Delaware and Union Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2019, 4.000%, 12/01/44	12/28 at 100.00	AAA	5,499,600
	Dublin, Ohio, General Obligation Bonds, Limited Tax Various Purpose Series 2015:
1,000	5.000%, 12/01/23	No Opt. Call	Aaa	1,153,630
450	5.000%, 12/01/24	No Opt. Call	Aaa	533,124
6,000	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/01/24	12/23 at 100.00	AAA	6,927,420
4,225	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/31	12/25 at 100.00	AAA	5,023,652
2,000	Gahanna-Jefferson City School District, Franklin County, Ohio, General Obligation Bonds, Construction & Improvement Series 2018, 5.000%, 12/01/48	6/28 at 100.00	Aa2	2,389,540
1,000	Gallia County Local School District, Gallia and Jackson Counties, Ohio, General Obligation Bonds, Refunding School Improvement Series 2014, 5.000%, 11/01/32	11/24 at 100.00	Aa2	1,147,400
	Graham Local School District, Champaign and Shelby Counties, Ohio, General Obligation Bonds, School Improvement Series 2013:
500	0.000%, 12/01/29	No Opt. Call	Aa2	390,040
850	0.000%, 12/01/30	No Opt. Call	Aa2	639,090
1,000	Greenville City School District, Drake County, Ohio, General Obligation Bonds, School Improvement Series 2013, 5.250%, 1/01/38	1/22 at 100.00	AA	1,087,850
2,595	Hilliard City School District, Franklin County, Ohio, General Obligation Bonds, School Improvement Series 2017, 4.000%, 12/01/46	12/26 at 100.00	AA+	2,797,202
1,095	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, School improvement Series 2012, 0.000%, 12/01/27	No Opt. Call	Aa1	909,135

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 755	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/19	No Opt. Call	Aa1	$768,454
1,560	Kettering City School District, Montgomery County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	AA	1,963,900
115	Lake County, Ohio, Limited Tax Sewer District Improvement Bonds, Series 2000, 5.600%, 12/01/20	No Opt. Call	Aa1	119,532
1,000	Little Miami Local School District, Warren and Clermont Counties, Ohio, General Obligation Bonds, School Improvement Series 2018A, 5.000%, 11/01/43	11/25 at 100.00	AA	1,150,700
1,000	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Refunding Series 2013A, 0.000%, 12/01/22	No Opt. Call	Aa1	945,880
1,000	Maumee City School District, Lucas County, Ohio, General Obligation Bonds, Capital Apprication Refunding Series 2012, 0.000%, 12/01/23	No Opt. Call	AA-	916,760
1,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/28 – AGM Insured	No Opt. Call	A2	1,264,200
1,265	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series 2002, 5.750%, 12/01/20 – AMBAC Insured	No Opt. Call	A1	1,342,266
275	Napoleon City School District, Henry County, Ohio, General Obligation Bonds, Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36	6/22 at 100.00	Aa3	297,751
1,585	New Albany, Ohio, General Obligation Bonds, Series 2012, 5.000%, 12/01/29	6/22 at 100.00	Aaa	1,743,738
1,630	Northwest Local School District, Hamilton and Butler Counties, Ohio, General Obligation Bonds, School Improvement Series 2015, 5.000%, 12/01/40	12/23 at 100.00	Aa2	1,845,486
925	Oakwood City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2012, 0.000%, 12/01/21	No Opt. Call	Aa2	887,565
	Ohio State, General Obligation Bonds, Common Schools Series 2017B:
4,500	5.000%, 9/15/27	No Opt. Call	AA+	5,685,075
5,000	5.000%, 9/01/30	No Opt. Call	AA+	6,581,950
2,000	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2014R, 5.000%, 5/01/29	5/24 at 100.00	AAA	2,319,740
	Ohio State, General Obligation Bonds, Highway Capital Improvement, Series 2018V:
2,500	5.000%, 5/01/33	5/28 at 100.00	AAA	3,113,325
1,250	5.000%, 5/01/34	5/28 at 100.00	AAA	1,550,737
3,000	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2016A, 5.000%, 12/15/24	No Opt. Call	AA+	3,563,100
1,000	Ohio, General Obligation Bonds, Infrastructure Improvements, Refunding Series 2002A, 5.500%, 2/01/20	No Opt. Call	AA+	1,026,890
	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obigation Bonds, School Facilities Construction & Improvement Series 2016:
1,000	5.000%, 12/01/38	6/26 at 100.00	AAA	1,181,600
1,875	5.000%, 12/01/41	6/26 at 100.00	AAA	2,205,206
	Princeton City School District, Hamilton County, Ohio, Certificates of Participation, Series 2013:
610	5.000%, 12/01/33	12/22 at 100.00	AA-	669,475
1,305	5.000%, 12/01/42	12/22 at 100.00	AA-	1,423,951

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,710	South Euclid, Ohio, General Obligation Bonds, Real Estate Acquisition and Urban Redevelopment, Series 2012, 5.000%, 6/01/32	6/22 at 100.00	Aa2	$1,869,167
2,380	Southwest Local School District, Hamilton and Butler Counties, Ohio, General Obligation Bonds, School Improvement Series 2018A, 4.000%, 1/15/55	1/28 at 100.00	Aa2	2,515,731
3,435	Summit County, Ohio, General Obligation Bonds, Refunding, Various Purpose Series 2002R, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	AA+	3,772,935
1,000	Upper Arlington City School District, Franklin County, Ohio, General Obligation Bonds, School Facilities & Improvement Series 2018A, 5.000%, 12/01/48	12/27 at 100.00	AAA	1,193,490
4,925	Willoughby-Eastlake City School District, Ohio, General Obligation Bonds, School Improvement Series 2016, 5.000%, 12/01/46	12/25 at 100.00	A1	5,636,958
102,355	Total Tax Obligation/General			118,086,343
	Tax Obligation/Limited – 21.4%
	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006:
345	5.000%, 12/01/21	7/19 at 100.00	N/R	349,851
950	5.000%, 12/01/25	7/19 at 100.00	N/R	961,020
1,165	5.000%, 12/01/30	7/19 at 100.00	N/R	1,176,335
1,890	5.000%, 12/01/35	7/19 at 100.00	N/R	1,906,273
2,245	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2015A-2, 5.000%, 10/01/37	10/23 at 100.00	AA+	2,498,752
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2017B-2:
1,250	5.000%, 10/01/31	4/28 at 100.00	AA	1,541,263
1,000	5.000%, 10/01/32	4/28 at 100.00	AA	1,224,450
	Columbiana Exempted Village School District, Columbiana County, Ohio, Certificates of Participation, Series 2010:
1,400	5.000%, 12/01/26 – AGM Insured	12/20 at 100.00	AA	1,462,804
1,645	5.000%, 12/01/28 – AGM Insured	12/20 at 100.00	AA	1,717,314
	Columbus-Franklin County Finance Authority, Ohio, Development Revenue Bonds, Hubbard Avenue Parking Facility Project, Series 2012A:
500	4.500%, 12/01/27	12/19 at 100.00	BBB	505,190
685	5.000%, 12/01/32	12/19 at 100.00	BBB	691,884
555	5.000%, 12/01/36	12/19 at 100.00	BBB	559,673
	Cuyahoga County, Ohio, Economic Development Revenue Bonds, Medical Mart-Convention Center Project, Recovery Zone Facility Series 2010F:
2,710	5.250%, 12/01/25	12/20 at 100.00	AA	2,859,998
3,250	5.000%, 12/01/27	12/20 at 100.00	AA	3,417,927
	Cuyahoga County, Ohio, Sales Tax Revenue Bonds, Refunding Various Purpose Series 2014:
1,000	5.000%, 12/01/28	12/24 at 100.00	AAA	1,179,970
1,810	5.000%, 12/01/32	12/24 at 100.00	AAA	2,117,193
1,585	5.000%, 12/01/33	12/24 at 100.00	AAA	1,849,838
1,385	5.000%, 12/01/34	12/24 at 100.00	AAA	1,612,542
1,055	5.000%, 12/01/35	12/24 at 100.00	AAA	1,225,688

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,700	Delaware County District Library, Ohio, Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34	12/19 at 100.00	Aa2	$1,728,866
2,940	Dublin, Ohio, Special Obligation Non-Tax Revenue Bonds, Series 2015A, 5.000%, 12/01/38	12/25 at 100.00	Aa1	3,428,687
10,345	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Bonds, Columbus City & Franklin County Lessees, Refunding Anticipation Series 2014, 5.000%, 12/01/35	12/24 at 100.00	Aa1	11,995,338
	Franklin County, Ohio, Sales Tax Revenue Bonds, Various Purpose Series 2018:
1,000	5.000%, 6/01/37	6/28 at 100.00	AAA	1,226,980
6,500	5.000%, 6/01/43	6/28 at 100.00	AAA	7,876,505
5,695	5.000%, 6/01/48	6/28 at 100.00	AAA	6,859,172
1,675	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2014A, 5.000%, 12/01/25	No Opt. Call	AA+	2,029,447
	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2015:
1,050	5.000%, 12/01/32	12/25 at 100.00	AA+	1,244,702
1,105	5.000%, 12/01/33	12/25 at 100.00	AA+	1,305,016
2,250	Hamilton County, Ohio, Sales Tax Bonds, Refunding Series 2016A, 5.000%, 12/01/30	12/26 at 100.00	AA-	2,711,002
	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B:
500	0.000%, 12/01/26 – AMBAC Insured	No Opt. Call	A1	430,310
3,300	0.000%, 12/01/28 – AMBAC Insured	No Opt. Call	A1	2,659,371
1,750	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	1,423,573
	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A:
1,235	5.000%, 12/01/25	12/21 at 100.00	A1	1,337,011
5,375	5.000%, 12/01/31	12/21 at 100.00	A1	5,801,184
26,700	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA	29,371,068
	Mayfield City School District, Ohio, Certificates of Participation, Middle School Project, Series 2009B:
435	0.000%, 9/01/27	No Opt. Call	Aa2	362,620
855	0.000%, 9/01/28	No Opt. Call	Aa2	692,302
1,100	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/23	10/22 at 100.00	Aa3	1,219,218
1,090	Norwood, Hamilton County, Ohio, Special Obligation Development Revenue Bonds, Central Parke Project, Series 2017, 6.000%, 12/01/46	6/27 at 100.00	N/R	1,131,987
1,250	Ohio State, Capital Facilities Lease-Appropriation Bonds, Adult Correctional Building Fund Projects, Series 2017A, 5.000%, 10/01/36	10/27 at 100.00	AA	1,502,075
1,200	Ohio State, Capital Facilities Lease-Appropriation Bonds, Parks & Recreation Improvement Fund Projects, Series 2017A, 5.000%, 12/01/31	12/27 at 100.00	AA	1,474,404
1,360	Ohio State, Transportation Project Revenue Bonds, Toledo-Lucas County Port Authority Seaport and Docks Project, State Transportation Infrastructure GRF Bond Fund, Series 2019-2, 5.000%, 11/15/39 (AMT)	5/27 at 100.00	AA+	1,559,322
2,095	Pickaway County, Ohio, Sales Tax Specia Obligation Bonds, Series 2018, 5.000%, 12/01/44	12/28 at 100.00	AA	2,489,488

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 2,000	Pinnacle Community Infrastructure Financing Authority, Grove City, Ohio, Community Facilities Bonds, Series 2015A, 4.000%, 12/01/31 – AGM Insured	12/25 at 100.00	AA	$2,151,160
500	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Development TIF Revenue Bonds, RBM Development - Phase 2B Project, Series 2018A, 6.000%, 12/01/50	12/28 at 100.00	N/R	538,985
6,430	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1, 4.500%, 7/01/34	7/25 at 100.00	N/R	6,606,825
350	Riversouth Authority, Ohio, Lazarus Building Redevelopment Bonds, Series 2007A, 5.750%, 12/01/27	7/19 at 100.00	N/R	350,816
	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Payable from City of Columbus, Ohio Annual Rental Appropriations, Refunding Series 2012A:
1,400	5.000%, 12/01/23	12/22 at 100.00	AA+	1,566,082
800	5.000%, 12/01/24	12/22 at 100.00	AA+	894,328
	Riversouth Authority, Ohio, Scioto Peninsula Area Redevelopment Bonds, Payable from City of Columbus, Ohio Annual Rental Appropriations, Series 2016:
1,000	5.000%, 12/01/28	12/25 at 100.00	AA+	1,203,590
1,000	5.000%, 12/01/29	12/25 at 100.00	AA+	1,198,530
122,410	Total Tax Obligation/Limited			135,227,929
	Transportation – 8.7%
	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A:
7,000	5.000%, 1/01/29	1/22 at 100.00	A	7,539,840
1,000	5.000%, 1/01/30	1/22 at 100.00	A	1,075,550
3,450	5.000%, 1/01/31 – AGM Insured	1/22 at 100.00	AA	3,715,167
	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC - Borrower, Portsmouth Bypass Project, Series 2015:
3,500	5.000%, 12/31/35 – AGM Insured (AMT)	6/25 at 100.00	AA	3,969,315
3,500	5.000%, 12/31/39 – AGM Insured (AMT)	6/25 at 100.00	AA	3,931,410
7,725	5.000%, 6/30/53 (AMT)	6/25 at 100.00	A-	8,362,390
11,000	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/24 – FGIC Insured	No Opt. Call	Aa2	12,524,160
	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1:
2,450	5.250%, 2/15/39	2/23 at 100.00	Aa3	2,732,926
9,000	5.000%, 2/15/48	2/23 at 100.00	Aa3	9,824,940
1,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Refunding Series 2017A, 5.000%, 2/15/30	2/27 at 100.00	Aa2	1,222,570
49,625	Total Transportation			54,898,268
	U.S. Guaranteed – 7.6% (4)
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A:
250	5.000%, 6/01/38 (Pre-refunded 6/01/20)	6/20 at 100.00	AA-	258,505
3,050	5.250%, 6/01/38 (Pre-refunded 6/01/20)	6/20 at 100.00	AA-	3,161,233

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$ 500	Bowling Green, Ohio, Student Housing Revenue Bonds, CFP I LLC - Bowling Green State University Project, Series 2010, 5.750%, 6/01/31 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R	$521,195
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
750	5.500%, 11/01/22 (Pre-refunded 11/01/20)	11/20 at 100.00	A	791,318
1,380	5.500%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R	1,456,024
2,760	5.500%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	A	2,912,048
300	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, Refunding School Improvement Series 2010, 5.250%, 6/01/21 (Pre-refunded 6/01/20)	6/20 at 100.00	Aa2	310,941
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2013A-2:
990	5.000%, 10/01/27 (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,136,352
1,150	5.000%, 10/01/30 (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,320,004
1,205	5.000%, 10/01/31 (Pre-refunded 10/01/23)	10/23 at 100.00	AA	1,383,135
755	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2015A-2, 5.000%, 10/01/37 (Pre-refunded 10/01/23)	10/23 at 100.00	N/R	866,612
	Cleveland, Ohio, Water Revenue Bonds, Refunding Second Lien Series 2012A:
1,500	5.000%, 1/01/24 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	1,634,490
775	5.000%, 1/01/26 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	844,487
1,000	5.000%, 1/01/27 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	1,089,660
	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children's Hospital Project, Improvement Series 2009:
3,000	5.000%, 11/01/34 (Pre-refunded 11/01/19)	11/19 at 100.00	Aa2	3,042,540
3,000	5.250%, 11/01/40 (Pre-refunded 11/01/19)	11/19 at 100.00	Aa2	3,045,570
470	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center, Series 2011A, 6.250%, 12/01/34 (Pre-refunded 6/01/21)	6/21 at 100.00	A+	513,743
3,240	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	Baa1	3,589,855
2,635	Mayfield City School District, Ohio, Certificates of Participation, Middle School Project, Series 2009B, 5.000%, 9/01/31 (Pre-refunded 9/01/19)	9/19 at 100.00	Aa2	2,658,056
2,015	Milton Union Exempt Village School District, Ohio, Special Limited Obligation Bonds, Series 2009, 5.000%, 12/01/32 (Pre-refunded 12/01/19)	12/19 at 100.00	A+	2,049,920
530	Newark, Ohio, General Obligation Bonds, Storm Sewer Improvement Series 2009, 5.500%, 12/01/34 (Pre-refunded 12/01/19)	12/19 at 100.00	A1	540,611
8,500	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Series 2013, 5.000%, 11/15/38 (Pre-refunded 5/15/23)	5/23 at 100.00	AA+	9,653,535
1,250	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Tender Option Bond Trust 2016-XG0069, 13.205%, 12/01/43 (Pre-refunded 5/15/23), 144A (IF) (5)	5/23 at 100.00	AA-	1,682,950
	Ohio Water Development Authority, Revenue Bonds, Water Development Community Assistance Program, Refunding Series 2009:
1,405	5.000%, 12/01/25 (Pre-refunded 12/01/19)	12/19 at 100.00	Aaa	1,429,700
1,475	5.000%, 12/01/26 (Pre-refunded 12/01/19)	12/19 at 100.00	Aaa	1,500,930

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$ 735	Symmes Township, Hamilton County, Ohio, General Obligation Bonds, Parkland Acquisition & Improvement Series 2010, 5.250%, 12/01/37 (Pre-refunded 12/01/20)	12/20 at 100.00	Aa1	$ 776,851
44,620	Total U.S. Guaranteed			48,170,265
	Utilities – 5.5%
1,500	American Municipal Power Ohio Inc, Prairie State Energy Campus Project Revenue Bonds, Series 2015A, 5.000%, 2/15/42	2/24 at 100.00	A1	1,673,175
6,500	American Municipal Power, Inc, Ohio, Greenup Hydroelectric Project Revenue Bonds, Refunding Series 2016A, 5.000%, 2/15/41	2/26 at 100.00	A1	7,445,685
1,665	American Municipal Power, Inc, Ohio, Solar Electricity Prepayment Project Revenue Bonds, Green Bonds Series 2019A, 5.000%, 2/15/44	2/29 at 100.00	A	1,965,250
2,000	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-1, 0.000%, 11/15/33 – NPFG Insured	No Opt. Call	A-	1,302,740
	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2:
4,740	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	A-	2,961,125
7,500	0.000%, 11/15/38 – NPFG Insured	No Opt. Call	A-	3,901,575
1,315	Cleveland, Ohio, Public Power System Revenue Refunding Bonds, Series 2018, 5.000%, 11/15/37 – AGM Insured	5/28 at 100.00	AA	1,565,521
1,100	Lancaster Port Authority, Ohio, Gas Supply Revenue Bonds, Series 2019, 5.000%, 8/01/49 (Mandatory Put 2/01/25)	11/24 at 100.68	Aa2	1,279,872
2,800	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009B, 5.800%, 12/01/38	12/19 at 100.00	A2	2,849,840
820	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (6)	No Opt. Call	N/R	758,500
10,025	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (6)	No Opt. Call	N/R	9,273,125
39,965	Total Utilities			34,976,408
	Water and Sewer – 10.8%
1,390	Akron, Ohio, Waterworks System Mortgage Revenue Bonds, Refunding & Improvement Series 2009, 5.000%, 3/01/34 – AGC Insured	7/19 at 100.00	AA	1,393,308
1,730	Butler County, Ohio, Sewer System Revenue Bonds, Refunding Series 2005, 5.000%, 12/01/23 – AGM Insured	No Opt. Call	Aa2	1,910,318
4,310	Cincinnati, Ohio, Water System Revenue Bonds, Series 2016A, 5.000%, 12/01/41	12/26 at 100.00	AAA	5,125,409
3,775	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	3,934,909
2,300	Columbus, Ohio, Sewerage System Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/25	12/24 at 100.00	AA+	2,730,813
	Columbus, Ohio, Sewerage System Revenue Bonds, Refunding Series 2015:
5,000	5.000%, 6/01/30	6/26 at 100.00	AA+	6,059,150
6,750	5.000%, 6/01/32	6/26 at 100.00	AA+	8,077,050
450	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 – AGM Insured	12/20 at 100.00	A2	464,976
1,745	Lebanon, Ohio, Water System Revenue Bonds, Improvement & Refunding Series 2012, 5.000%, 12/01/31	12/21 at 100.00	A1	1,881,145

Nuveen Ohio Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 1,000	Marysville, Ohio, Water System Mortgage Revenue Bonds, Refunding Series 2016, 4.000%, 12/01/38	12/25 at 100.00	Aa3	$1,082,820
5,570	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 11/15/33	5/28 at 100.00	AA+	6,896,997
3,125	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Tender Option Bond Trust 2015-XF0225, 14.053%, 3/01/21, 144A (IF) (5)	No Opt. Call	AA+	4,821,312
	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, Series 2016:
2,975	5.000%, 6/01/29	12/26 at 100.00	AAA	3,684,894
1,900	5.000%, 12/01/36	12/26 at 100.00	AAA	2,287,467
3,010	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Refunding Series 2014B, 5.000%, 12/01/22	No Opt. Call	AAA	3,378,003
5,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2016A, 5.000%, 6/01/26	No Opt. Call	AAA	6,161,450
5,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2017A, 5.000%, 12/01/31	6/27 at 100.00	AAA	6,164,250
2,060	Springboro, Ohio, Sewer System Mortgage Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/27	6/22 at 100.00	Aa2	2,262,498
57,090	Total Water and Sewer			68,316,769
$ 558,930	Total Long-Term Investments (cost $579,422,736)			614,516,124
	Other Assets Less Liabilities – 2.9%			18,406,692
	Net Assets – 100%			$ 632,922,816
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
See accompanying notes to financial statements.

Nuveen Wisconsin Municipal Bond Fund
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 96.3%
	MUNICIPAL BONDS – 96.3%
	Consumer Discretionary – 0.2%
$ 105	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/46	9/27 at 100.00	BBB-	$118,430
250	International Falls, Minnesota, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1999, 6.850%, 12/01/29 (AMT)	7/19 at 100.00	B1	251,262
355	Total Consumer Discretionary			369,692
	Consumer Staples – 2.0%
685	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	6/19 at 100.00	N/R	676,006
490	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A Turbo Current Interest, 4.625%, 6/01/21	6/19 at 100.00	N/R	490,451
500	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	7/19 at 100.00	B+	499,990
315	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2016A Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51	6/26 at 100.00	N/R	324,359
160	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	BBB	171,110
1,060	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	1,034,433
3,210	Total Consumer Staples			3,196,349
	Education and Civic Organizations – 3.6%
	Madison Community Development Authority, Wisconsin, Revenue Bonds, The Wisconsin Alumni Research Foundation, Series 2009:
1,000	5.000%, 10/01/25	10/19 at 100.00	AAA	1,011,640
300	5.000%, 10/01/28	10/19 at 100.00	AAA	303,372
1,000	5.000%, 10/01/34	10/19 at 100.00	AAA	1,011,050
1,000	Milwaukee Redevelopment Authority, Wisconsin, Milwaukee Science Education Consortium, Inc Project, Series 2013A, 6.000%, 8/01/33	8/23 at 100.00	BBB-	1,092,670
1,300	Milwaukee Redevelopment Authority, Wisconsin, Revenue Bonds, Milwaukee School of Engineering Project, Series 2012, 4.100%, 4/01/32 – AGM Insured	4/22 at 100.00	AA	1,364,792
1,000	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured	7/19 at 100.00	BBB	1,015,140
5,600	Total Education and Civic Organizations			5,798,664
	Health Care – 13.7%
440	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C, 5.000%, 2/15/36	2/27 at 100.00	AA+	516,789
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aspirus, Inc Obligated Group, Refunding Series 2015A, 5.000%, 8/15/34	2/25 at 100.00	AA-	1,134,370

Nuveen Wisconsin Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 810	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beaver Dam Community Hospitals Inc, Series 2013A, 5.250%, 8/15/34	8/23 at 100.00	BBB-	$874,784
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital, Series 2015:
250	5.000%, 12/01/23	No Opt. Call	A+	284,552
2,000	4.000%, 12/01/35	6/24 at 100.00	A+	2,129,820
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity Sponsored Ministry, Series 2017A, 5.000%, 9/01/36	9/27 at 100.00	BBB-	560,580
250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc Obligated Group, Tender Option Bond Trust 2015-XF0118, 9.679%, 4/01/42, 144A (IF) (4)	10/22 at 100.00	N/R	276,953
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic Health System, Inc, Series 2017C:
4,000	5.000%, 2/15/47	2/27 at 100.00	A-	4,501,800
8,565	5.000%, 2/15/47 (UB) (4)	2/27 at 100.00	A-	9,639,479
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ThedaCare, Inc, Series 2009A, 5.500%, 12/15/38	12/19 at 100.00	AA-	1,016,820
1,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Fort Healthcare, Series 2014, 5.000%, 5/01/29	5/24 at 100.00	BBB+	1,118,710
19,815	Total Health Care			22,054,657
	Housing/Multifamily – 11.9%
2,000	Hudson Housing Authority, Wisconsin, Multifamily Housing Revenue Bonds, Cedar Ridge Apartments Project, Series 2013A, 5.125%, 6/01/30	6/23 at 100.00	N/R	2,072,540
2,750	Platteville Redevelopment Authority, Wisconsin, Revenue Bonds, University of Wisconsin - Platteville Real Estate Foundation Project, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	BBB-	2,848,065
1,380	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue Bonds, Modernization Series 2008, 5.125%, 12/01/27	7/19 at 100.00	A+	1,411,712
2,000	Wisconsin Housing and Economic Development Authority Multi Family Housing Bonds,Western Technical College Student Housing Project, Series 2013B, 4.700%, 4/01/38	4/23 at 100.00	A	2,135,160
780	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2006A, 4.550%, 5/01/27 (AMT)	7/19 at 100.00	AA	781,147
2,125	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2015A, 4.125%, 11/01/46	5/25 at 100.00	AA	2,229,210
	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2017A:
1,000	4.000%, 11/01/47	11/26 at 100.00	AA	1,055,570
2,000	4.150%, 5/01/55	11/26 at 100.00	AA	2,112,400
2,230	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2017B, 3.900%, 11/01/42	11/26 at 100.00	AA	2,347,878
2,000	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2018A, 4.300%, 11/01/53 (UB) (4)	11/27 at 100.00	AA	2,143,700
18,265	Total Housing/Multifamily			19,137,382

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Industrials – 2.2%
$ 1,005	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.000%, 12/01/19	No Opt. Call	BB-	$1,020,346
725	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB-	755,153
100	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	B+	108,775
465	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27, 144A	6/19 at 105.00	B+	488,729
420	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50	12/22 at 103.00	B+	447,779
680	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	743,573
3,395	Total Industrials			3,564,355
	Long-Term Care – 7.3%
1,000	New Richmond Community Development Authority, Wisconsin, Health Care Facilities Revenue Bonds, PHM/New Richmond Senior Housing, Inc, Series 2011, 6.650%, 9/01/43	7/19 at 101.00	N/R	1,007,630
500	Winnebago County Housing Authority, Wisconsin, Revenue Bonds, Lutheran Homes of Oshkosh, Inc Project, Refunding Series 2015A, 4.450%, 3/01/30	3/20 at 101.00	N/R	501,635
2,000	Wisconsin Health and Educational Facilities Authority Revenue Bonds, PHW Oconomowoc, Inc Project, Series 2018, 5.125%, 10/01/48	10/23 at 102.00	N/R	2,132,040
1,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc, Series 2014B, 5.000%, 7/01/44	7/24 at 100.00	A	1,919,592
185	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Saint John's Communities Inc, Series 2015B, 5.000%, 9/15/37	9/22 at 100.00	BBB-	192,879
1,650	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43	8/23 at 100.00	A	1,787,099
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014, 5.000%, 12/01/44	12/22 at 102.00	N/R	2,108,140
2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project Series 2014, 5.375%, 10/01/44	10/22 at 102.00	N/R	2,147,700
11,085	Total Long-Term Care			11,796,715
	Materials – 1.0%
1,385	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (AMT)	11/24 at 100.00	N/R	1,524,940
	Tax Obligation/General – 4.8%
525	Puerto Rico, General Obligation Bonds, Public improvement Series 2007A, 5.000%, 7/01/23 – AGC Insured	7/19 at 100.00	AA	535,306
485	Puerto Rico, General Obligation Bonds, Refunding Public Improvement Series 2007A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	Baa2	496,267
1,325	Puerto Rico, General Obligation Bonds, Refunding Public Improvement Series 2011A, 5.500%, 7/01/27 – AGM Insured	7/21 at 100.00	AA	1,395,225

Nuveen Wisconsin Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Puerto Rico, General Obligation Bonds, Refunding Public Improvement Series 2011C:
$ 675	5.250%, 7/01/27 – AGM Insured	7/19 at 100.00	AA	$688,190
425	5.750%, 7/01/37 – AGM Insured	7/19 at 100.00	AA	435,213
3,295	Puerto Rico, General Obligation Bonds, Refunding Public Improvement Series 2012A, 5.000%, 7/01/35 – AGM Insured	7/22 at 100.00	AA	3,436,355
770	Puerto Rico, General Obligation Bonds, Refunding Series 2003C-7, 6.000%, 7/01/27 – NPFG Insured	7/19 at 100.00	Baa2	786,593
7,500	Total Tax Obligation/General			7,773,149
	Tax Obligation/Limited – 31.5%
650	Beloit Community Development Authority, Rock County, Wisconsin, Lease Revenue Bonds, Series 2009, 5.000%, 3/01/25	7/19 at 100.00	N/R	650,552
	Brookfield Community Development and Redevelopment Authority, Wisconsin, Community Development Revenue Bonds, Series 2015A:
1,340	3.550%, 6/01/34	6/25 at 100.00	A3	1,400,528
1,530	3.600%, 6/01/35	6/25 at 100.00	A3	1,601,038
500	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Tax Increment District 7, Refunding Series 2012, 2.750%, 9/01/22	9/20 at 100.00	A1	507,250
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
1,000	5.000%, 11/15/34	11/25 at 100.00	BB	1,100,490
1,000	5.000%, 11/15/39	11/25 at 100.00	BB	1,093,390
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,000	5.000%, 1/01/31	1/22 at 100.00	BB	1,051,110
875	5.250%, 1/01/36	1/22 at 100.00	BB	919,459
440	5.125%, 1/01/42	1/22 at 100.00	BB	458,836
845	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A, 5.000%, 12/01/34	12/26 at 100.00	BB	941,981
1,000	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 0.000%, 6/15/25 – AMBAC Insured	No Opt. Call	BBB-	827,630
1,250	Kaukauna Redevelopment Authority, Outagamie and Calumet Counties, Wisconsin, Redevelopment Lease Revenue Bonds, Series 2015, 4.125%, 6/01/40	6/25 at 100.00	A+	1,342,012
130	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B, 5.000%, 6/15/52	6/22 at 100.00	BBB	135,717
675	Milwaukee Redevelopment Authority, Wisconsin, HSI Industrial I LLC Project Revenue Bonds, Series 2008, 5.125%, 6/01/29 (AMT)	7/19 at 100.00	A2	676,600
2,245	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Neighborhood Public Schools Initiative, Series 2017, 4.000%, 8/01/21	No Opt. Call	A+	2,359,271
	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2016A:
800	5.000%, 11/15/30	11/26 at 100.00	A+	951,648
500	5.000%, 11/15/31	11/26 at 100.00	A+	591,160
550	5.000%, 11/15/32	11/26 at 100.00	A+	648,879

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2017:
$ 95	4.000%, 11/15/21	No Opt. Call	A+	$100,323
145	5.000%, 11/15/22	No Opt. Call	A+	161,268
630	5.000%, 11/15/28	11/26 at 100.00	A+	759,503
500	5.000%, 11/15/34	11/26 at 100.00	A+	585,970
1,000	5.000%, 11/15/35	11/26 at 100.00	A+	1,170,150
500	5.000%, 11/15/36	11/26 at 100.00	A+	583,800
1,000	Neenah Community Development Authority, Wisconsin, Lease Revenue Bonds, Refunding Series 2013, 4.100%, 12/01/27	12/23 at 100.00	A2	1,095,520
	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2011-144A:
290	5.500%, 2/01/21, 144A	7/19 at 102.00	BBB+	296,493
2,500	6.500%, 2/01/31, 144A	7/19 at 102.00	BBB+	2,558,075
500	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 5.000%, 7/01/31 – AMBAC Insured	7/19 at 100.00	C	504,560
	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
535	5.250%, 7/01/32 – NPFG Insured	No Opt. Call	Baa2	581,176
435	5.250%, 7/01/33 – NPFG Insured	No Opt. Call	Baa2	472,192
500	Puerto Rico Municipal Finance Agency, Series 2002A, 5.000%, 8/01/27 – AGM Insured	7/19 at 100.00	AA	509,415
1,025	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2007N, 5.000%, 7/01/32 – RAAI Insured	7/19 at 100.00	AA	1,037,843
	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A:
1,220	5.500%, 12/15/20 – NPFG Insured	No Opt. Call	AA-	1,295,860
3,085	5.500%, 12/15/26 – NPFG Insured	No Opt. Call	AA-	3,781,840
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2006:
25	5.000%, 10/01/19 – NPFG Insured	7/19 at 100.00	Baa2	25,076
120	5.000%, 10/01/25 – NPFG Insured	7/19 at 100.00	Baa2	121,460
125	5.000%, 10/01/28 – FGIC Insured	7/19 at 100.00	Baa2	126,534
1,550	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	1,685,315
	Wisconsin Center District, Appropiation Revenue Bonds, Milwaukee Arena Project, Series 2016:
1,000	5.000%, 12/15/30	6/26 at 100.00	Aa3	1,187,150
500	5.000%, 12/15/31	6/26 at 100.00	Aa3	590,590
4,000	Wisconsin Center District, Dedicated Tax Revenue Bonds, Milwaukee Arena Project, Senior Series 2016A, 0.000%, 12/15/39 – AGM Insured	6/26 at 60.88	AA	1,936,200
	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Junior Series 1999:
3,985	5.250%, 12/15/23 – AGM Insured	No Opt. Call	AA	4,407,012
865	5.250%, 12/15/27 – AGM Insured	No Opt. Call	AA	1,036,478

Nuveen Wisconsin Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Junior Series 2013A:
$ 785	4.000%, 12/15/25	12/22 at 100.00	A3	$846,575
2,170	5.000%, 12/15/28	12/22 at 100.00	A3	2,409,633
500	5.000%, 12/15/29	12/22 at 100.00	A3	554,040
	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Senior Series 2003A:
2,035	0.000%, 12/15/28 – AGM Insured	No Opt. Call	AA	1,656,632
1,945	0.000%, 12/15/31	No Opt. Call	AA	1,413,451
49,895	Total Tax Obligation/Limited			50,747,685
	Transportation – 2.5%
1,000	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.250%, 10/01/34 (AMT)	10/23 at 100.00	BBB+	1,156,640
1,000	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 4.000%, 7/01/33 (AMT)	7/24 at 100.00	BBB	1,056,890
335	Public Finance Authority of Wisconsin, Senior Airport Facilities Revenue and Refunding Bonds, TrIPS Obligated Group, Series 2012B, 5.000%, 7/01/22 (AMT)	No Opt. Call	BBB+	350,842
1,000	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (AMT)	1/22 at 100.00	BBB	1,058,610
355	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	384,483
3,690	Total Transportation			4,007,465
	U.S. Guaranteed – 2.7% (5)
1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A-	1,044,360
665	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Howard Young Health Care, Inc, Refunding Series 2012, 5.000%, 8/15/22 (ETM)	No Opt. Call	N/R	736,281
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc, Series 2011A, 5.750%, 5/01/35 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R	1,079,840
1,350	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc, Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R	1,496,934
10	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Monroe Clinic Inc, Refunding Series 2016, 5.000%, 2/15/30 (Pre-refunded 8/15/25)	8/25 at 100.00	N/R	11,946
4,025	Total U.S. Guaranteed			4,369,361
	Utilities – 10.4%
995	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41 (Mandatory Put 6/01/20) (6)	No Opt. Call	N/R	920,375
	Guam Power Authority, Revenue Bonds, Series 2012A:
1,535	5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,686,366
125	5.000%, 10/01/34	10/22 at 100.00	BBB	133,286
1,000	Guam Power Authority, Revenue Bonds,Refunding Series 2017A, 5.000%, 10/01/40	10/27 at 100.00	BBB	1,121,330
860	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (6)	No Opt. Call	N/R	795,500

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (6)	No Opt. Call	N/R	$925,000
265	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (Mandatory Put 7/01/20) (6)	No Opt. Call	N/R	245,125
575	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2005SS, 5.000%, 7/01/30 – AGM Insured	7/19 at 100.00	AA	583,108
580	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	Baa2	614,556
790	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/28 – AGC Insured	7/19 at 100.00	AA	803,628
305	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007UU, 5.000%, 7/01/24 – AGM Insured	7/19 at 100.00	AA	311,228
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV:
675	5.250%, 7/01/24 – NPFG Insured	No Opt. Call	Baa2	720,792
130	5.250%, 7/01/26 – NPFG Insured	No Opt. Call	Baa2	140,290
2,760	5.250%, 7/01/27 – AGM Insured	No Opt. Call	AA	3,032,522
185	5.250%, 7/01/31 – AGM Insured	No Opt. Call	AA	203,539
1,485	5.250%, 7/01/32 – NPFG Insured	No Opt. Call	Baa2	1,613,170
250	5.250%, 7/01/35 – NPFG Insured	No Opt. Call	Baa2	270,420
1,200	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/25	7/19 at 100.00	Caa2	1,131,000
1,250	WPPI Energy, Wisconsin, Power Supply System Revenue Bonds, Series 2016A, 5.000%, 7/01/36	7/26 at 100.00	A1	1,460,325
15,965	Total Utilities			16,711,560
	Water and Sewer – 2.5%
1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A-	1,092,720
2,575	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A-	2,849,881
3,575	Total Water and Sewer			3,942,601
$ 147,760	Total Long-Term Investments (cost $148,761,970)			154,994,575
	Floating Rate Obligations – (5.0)%			(8,020,000)
	Other Assets Less Liabilities – 8.7%			14,006,647
	Net Assets – 100%			$ 160,981,222

Nuveen Wisconsin Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 - Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
May 31, 2019
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Assets
Long-term investments, at value (cost $250,061,647, $352,937,461, $233,302,389, $515,724,542, $579,422,736 and $148,761,970, respectively)	$259,307,477	$371,591,912	$246,015,011	$544,696,475	$614,516,124	$154,994,575
Short-term investments, at value (cost approximates value)	—	—	1,500,000	12,800,000	—	—
Cash	4,320,790	2,926,422	8,452,472	389,690	2,982,343	11,575,045
Receivable for:
Interest	3,758,966	4,576,194	2,803,562	6,042,379	9,892,504	2,185,683
Investments sold	1,215,000	15,000	1,000,000	5,837,880	6,350,000	100,000
Shares sold	279,153	334,930	491,340	897,136	808,656	552,841
Other assets	4,067	86,014	48,723	53,907	109,245	4,419
Total assets	268,885,453	379,530,472	260,311,108	570,717,467	634,658,872	169,412,563
Liabilities
Floating rate obligations	7,620,000	29,845,000	4,700,000	—	—	8,020,000
Payable for:
Dividends	116,634	96,615	100,247	464,445	320,589	53,867
Investments purchased	—	440,000	—	12,138,556	—	—
Shares redeemed	317,320	386,669	497,821	791,020	771,714	176,625
Accrued expenses:
Management fees	109,414	145,259	104,814	232,723	261,338	66,881
Trustees fees	2,442	86,069	46,192	54,303	111,788	1,363
12b-1 distribution and service fees	48,792	61,172	31,190	67,637	83,723	23,872
Other	102,606	115,797	107,121	151,099	186,904	88,733
Total liabilities	8,317,208	31,176,581	5,587,385	13,899,783	1,736,056	8,431,341
Net assets	$260,568,245	$348,353,891	$254,723,723	$556,817,684	$632,922,816	$160,981,222

Class A Shares
Net assets	$163,340,025	$270,775,777	$116,693,422	$267,631,238	$321,256,205	$ 77,039,912
Shares outstanding	15,203,648	24,787,729	10,001,509	23,378,750	27,653,991	7,141,569
Net asset value ("NAV") per share	$ 10.74	$ 10.92	$ 11.67	$ 11.45	$ 11.62	$ 10.79
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$ 11.21	$ 11.40	$ 12.18	$ 11.95	$ 12.13	$ 11.26
Class C Shares
Net assets	$ 12,339,563	$ 7,232,273	$ 10,198,574	$ 19,534,445	$ 20,573,745	$ 8,689,669
Shares outstanding	1,151,013	662,521	876,755	1,713,585	1,781,280	805,534
NAV and offering price per share	$ 10.72	$ 10.92	$ 11.63	$ 11.40	$ 11.55	$ 10.79
Class C2 Shares
Net assets	$ 16,953,020	$ 14,324,734	$ 4,505,968	$ 9,688,470	$ 18,481,038	$ 5,946,904
Shares outstanding	1,579,702	1,311,471	386,946	849,395	1,595,671	550,745
NAV and offering price per share	$ 10.73	$ 10.92	$ 11.64	$ 11.41	$ 11.58	$ 10.80
Class I Shares
Net assets	$ 67,935,637	$ 56,021,107	$123,325,759	$259,963,531	$272,611,828	$ 69,304,737
Shares outstanding	6,299,310	5,133,546	10,584,134	22,734,885	23,546,246	6,412,712
NAV and offering price per share	$ 10.78	$ 10.91	$ 11.65	$ 11.43	$ 11.58	$ 10.81
Fund level net assets consist of:
Capital paid-in	$256,169,101	$336,073,757	$243,147,865	$528,926,168	$599,647,227	$159,564,593
Total distributable earnings	4,399,144	12,280,134	11,575,858	27,891,516	33,275,589	1,416,629
Fund level net assets	$260,568,245	$348,353,891	$254,723,723	$556,817,684	$632,922,816	$160,981,222
Authorized shares - per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.

Statement of Operations
Year Ended May 31, 2019
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Investment Income	$ 9,983,677	$13,345,000	$ 8,103,475	$20,737,170	$21,905,804	$5,334,394
Expenses
Management fees	1,206,929	1,686,511	1,159,567	2,586,608	2,942,407	672,189
12b-1 service fees - Class A Shares	313,669	538,198	229,382	484,680	619,237	120,968
12b-1 distibution and service fees - Class C Shares	125,618	71,170	104,849	182,093	212,187	73,260
12b-1 distibution and service fees - Class C2 Shares	150,712	133,880	42,102	86,325	166,335	48,525
Shareholder servicing agent fees	93,173	114,929	116,798	146,100	295,037	70,783
Interest expense	175,811	620,358	99,234	3,028	3,507	60,455
Custodian fees	51,458	58,059	50,207	90,239	88,070	39,970
Professional fees	45,433	49,354	42,260	57,130	63,155	36,783
Trustees fees	7,236	10,267	6,944	15,500	18,013	3,939
Shareholder reporting expenses	26,708	30,490	30,276	37,324	52,659	22,378
Federal and state registration fees	11,093	8,663	14,090	14,300	10,061	21,622
Other	32,748	20,792	13,135	19,246	19,505	25,214
Total expenses	2,240,588	3,342,671	1,908,844	3,722,573	4,490,173	1,196,086
Net investment income (loss)	7,743,089	10,002,329	6,194,631	17,014,597	17,415,631	4,138,308
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(741,539)	(1,811,170)	(900,124)	1,439,502	(460,959)	(190)
Change in net unrealized appreciation (depreciation) of investments	4,741,216	10,498,531	7,270,846	11,215,366	17,578,249	4,141,704
Net realized and unrealized gain (loss)	3,999,677	8,687,361	6,370,722	12,654,868	17,117,290	4,141,514
Net increase (decrease) in net assets from operations	$11,742,766	$18,689,690	$12,565,353	$29,669,465	$34,532,921	$8,279,822
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	Kansas		Kentucky
	Year Ended 5/31/19	Year Ended(1) 5/31/18	Year Ended 5/31/19	Year Ended(1) 5/31/18
Operations
Net investment income (loss)	$ 7,743,089	$ 7,884,375	$ 10,002,329	$ 11,792,522
Net realized gain (loss) from investments	(741,539)	732,561	(1,811,170)	521,091
Change in net unrealized appreciation (depreciation) of investments	4,741,216	(4,833,007)	10,498,531	(10,368,249)
Net increase (decrease) in net assets from operations	11,742,766	3,783,929	18,689,690	1,945,364
Distributions to Shareholders(2)
Dividends (3)
Class A Shares	(4,945,048)	(5,164,482)	(8,063,175)	(9,440,008)
Class C Shares	(296,768)	(353,446)	(156,894)	(214,186)
Class C2 Shares	(520,172)	(938,922)	(431,876)	(956,231)
Class I Shares	(1,695,516)	(1,608,562)	(1,438,336)	(1,611,177)
Decrease in net assets from distributions to shareholders	(7,457,504)	(8,065,412)	(10,090,281)	(12,221,602)
Fund Share Transactions
Proceeds from sale of shares	64,894,735	46,503,723	53,343,802	34,031,795
Proceeds from shares issued to shareholders due to reinvestment of distributions	6,231,630	6,746,504	8,791,742	10,604,661
	71,126,365	53,250,227	62,135,544	44,636,456
Cost of shares redeemed	(53,041,913)	(47,779,786)	(77,899,266)	(54,831,947)
Net increase (decrease) in net assets from Fund share transactions	18,084,452	5,470,441	(15,763,722)	(10,195,491)
Net increase (decrease) in net assets	22,369,714	1,188,958	(7,164,313)	(20,471,729)
Net assets at the beginning of period	238,198,531	237,009,573	355,518,204	375,989,933
Net assets at the end of period	$260,568,245	$238,198,531	$348,353,891	$355,518,204

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 - New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Funds' distributions are presented in the Financial Highlights. The distribution information for the Funds as of their most recent tax year end is presented within the Notes to Financial Statements, Note 6 - Income Tax Information.
(3)	For the fiscal year ended May 31, 2018, the Funds' distributions to shareholders were paid from net investment income.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	Michigan		Missouri
	Year Ended 5/31/19	Year Ended(1) 5/31/18	Year Ended 5/31/19	Year Ended(1) 5/31/18
Operations
Net investment income (loss)	$ 6,194,631	$ 6,100,245	$ 17,014,597	$ 17,048,068
Net realized gain (loss) from investments	(900,124)	21,760	1,439,502	658,628
Change in net unrealized appreciation (depreciation) of investments	7,270,846	(4,152,261)	11,215,366	(9,546,187)
Net increase (decrease) in net assets from operations	12,565,353	1,969,744	29,669,465	8,160,509
Distributions to Shareholders(2)
Dividends (3)
Class A Shares	(2,945,388)	(3,223,078)	(8,088,358)	(7,442,486)
Class C Shares	(186,759)	(226,938)	(462,394)	(470,914)
Class C2 Shares	(111,760)	(274,346)	(322,024)	(574,130)
Class I Shares	(2,767,346)	(2,477,144)	(8,577,022)	(8,231,460)
Decrease in net assets from distributions to shareholders	(6,011,253)	(6,201,506)	(17,449,798)	(16,718,990)
Fund Share Transactions
Proceeds from sale of shares	76,089,459	53,022,406	121,531,758	101,551,590
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,785,766	4,832,988	11,841,250	11,049,772
	80,875,225	57,855,394	133,373,008	112,601,362
Cost of shares redeemed	(62,420,251)	(42,177,521)	(100,586,261)	(83,100,946)
Net increase (decrease) in net assets from Fund share transactions	18,454,974	15,677,873	32,786,747	29,500,416
Net increase (decrease) in net assets	25,009,074	11,446,111	45,006,414	20,941,935
Net assets at the beginning of period	229,714,649	218,268,538	511,811,270	490,869,335
Net assets at the end of period	$254,723,723	$229,714,649	$ 556,817,684	$511,811,270

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 - New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Funds' distributions are presented in the Financial Highlights. The distribution information for the Funds as of their most recent tax year end is presented within the Notes to Financial Statements, Note 6 - Income Tax Information.
(3)	For the fiscal year ended May 31, 2018, the Funds' distributions to shareholders were paid from net investment income.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	Ohio		Wisconsin
	Year Ended 5/31/19	Year Ended(1) 5/31/18	Year Ended 5/31/19	Year Ended(1) 5/31/18
Operations
Net investment income (loss)	$ 17,415,631	$ 17,571,225	$ 4,138,308	$ 4,054,009
Net realized gain (loss) from investments	(460,959)	741,283	(190)	(261,644)
Change in net unrealized appreciation (depreciation) of investments	17,578,249	(12,974,345)	4,141,704	(1,282,290)
Net increase (decrease) in net assets from operations	34,532,921	5,338,163	8,279,822	2,510,075
Distributions to Shareholders(2)
Dividends (3)
Class A Shares	(8,658,669)	(9,771,401)	(1,930,892)	(1,815,265)
Class C Shares	(426,164)	(547,195)	(175,438)	(141,474)
Class C2 Shares	(491,436)	(1,008,978)	(169,464)	(248,940)
Class I Shares	(7,216,010)	(7,783,445)	(1,978,831)	(1,769,256)
Decrease in net assets from distributions to shareholders	(16,792,279)	(19,111,019)	(4,254,625)	(3,974,935)
Fund Share Transactions
Proceeds from sale of shares	146,851,071	107,629,501	65,185,054	25,578,733
Proceeds from shares issued to shareholders due to reinvestment of distributions	12,651,195	13,960,436	3,507,134	3,136,480
	159,502,266	121,589,937	68,692,188	28,715,213
Cost of shares redeemed	(140,092,532)	(100,450,216)	(32,542,351)	(29,198,919)
Net increase (decrease) in net assets from Fund share transactions	19,409,734	21,139,721	36,149,837	(483,706)
Net increase (decrease) in net assets	37,150,376	7,366,865	40,175,034	(1,948,566)
Net assets at the beginning of period	595,772,440	588,405,575	120,806,188	122,754,754
Net assets at the end of period	$ 632,922,816	$ 595,772,440	$160,981,222	$120,806,188

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 - New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Funds' distributions are presented in the Financial Highlights. The distribution information for the Funds as of their most recent tax year end is presented within the Notes to Financial Statements, Note 6 - Income Tax Information.
(3)	For the fiscal year ended May 31, 2018, the Funds' distributions to shareholders were paid from net investment income.
See accompanying notes to financial statements.

Financial Highlights
Kansas
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (01/92)
2019	$10.56	$0.35	$ 0.16	$ 0.51	$(0.33)	$ —	$(0.33)	$10.74
2018	10.75	0.36	(0.18)	0.18	(0.37)	—	(0.37)	10.56
2017	11.13	0.37	(0.36)	0.01	(0.39)	—	(0.39)	10.75
2016	10.95	0.39	0.19	0.58	(0.40)	—	(0.40)	11.13
2015	10.86	0.41	0.09	0.50	(0.41)	—	(0.41)	10.95
Class C (02/14)
2019	10.54	0.26	0.17	0.43	(0.25)	—	(0.25)	10.72
2018	10.73	0.27	(0.18)	0.09	(0.28)	—	(0.28)	10.54
2017	11.11	0.28	(0.36)	(0.08)	(0.30)	—	(0.30)	10.73
2016	10.93	0.31	0.19	0.50	(0.32)	—	(0.32)	11.11
2015	10.85	0.32	0.08	0.40	(0.32)	—	(0.32)	10.93
Class C2 (02/97)
2019	10.55	0.29	0.16	0.45	(0.27)	—	(0.27)	10.73
2018	10.74	0.30	(0.18)	0.12	(0.31)	—	(0.31)	10.55
2017	11.12	0.31	(0.36)	(0.05)	(0.33)	—	(0.33)	10.74
2016	10.94	0.33	0.19	0.52	(0.34)	—	(0.34)	11.12
2015	10.85	0.35	0.09	0.44	(0.35)	—	(0.35)	10.94
Class I (02/97)
2019	10.60	0.37	0.17	0.54	(0.36)	—	(0.36)	10.78
2018	10.79	0.38	(0.18)	0.20	(0.39)	—	(0.39)	10.60
2017	11.18	0.39	(0.36)	0.03	(0.42)	—	(0.42)	10.79
2016	11.00	0.42	0.19	0.61	(0.43)	—	(0.43)	11.18
2015	10.91	0.44	0.08	0.52	(0.43)	—	(0.43)	11.00

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

4.96%	$163,340	0.89%	0.82%	3.28%	15%
1.66	149,898	0.87	0.81	3.36	16
0.16	149,839	0.86	0.81	3.42	17
5.40	147,980	0.84	0.81	3.58	11
4.63	132,391	0.84	0.81	3.77	8

4.13	12,340	1.69	1.62	2.48	15
0.87	12,587	1.67	1.61	2.55	16
(0.66)	13,336	1.66	1.61	2.62	17
4.62	11,291	1.64	1.61	2.78	11
3.75	5,758	1.64	1.61	2.91	8

4.37	16,953	1.44	1.37	2.73	15
1.09	29,105	1.42	1.36	2.81	16
(0.39)	34,786	1.41	1.36	2.87	17
4.84	40,611	1.39	1.36	3.03	11
4.07	42,760	1.39	1.36	3.23	8

5.17	67,936	0.69	0.62	3.46	15
1.89	46,609	0.67	0.61	3.56	16
0.28	39,048	0.66	0.61	3.62	17
5.61	35,164	0.64	0.61	3.79	11
4.84	25,330	0.64	0.61	3.96	8
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Kentucky
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/87)
2019	$10.64	$0.32	$ 0.28	$ 0.60	$(0.32)	$ —	$(0.32)	$10.92
2018	10.94	0.35	(0.29)	0.06	(0.36)	—	(0.36)	10.64
2017	11.24	0.37	(0.27)	0.10	(0.40)	—	(0.40)	10.94
2016	11.09	0.40	0.15	0.55	(0.40)	—	(0.40)	11.24
2015	11.11	0.41	(0.03)	0.38	(0.40)	—	(0.40)	11.09
Class C (02/14)
2019	10.64	0.23	0.28	0.51	(0.23)	—	(0.23)	10.92
2018	10.94	0.26	(0.28)	(0.02)	(0.28)	—	(0.28)	10.64
2017	11.23	0.28	(0.26)	0.02	(0.31)	—	(0.31)	10.94
2016	11.08	0.31	0.15	0.46	(0.31)	—	(0.31)	11.23
2015	11.11	0.32	(0.04)	0.28	(0.31)	—	(0.31)	11.08
Class C2 (10/93)
2019	10.64	0.25	0.29	0.54	(0.26)	—	(0.26)	10.92
2018	10.94	0.29	(0.29)	—	(0.30)	—	(0.30)	10.64
2017	11.23	0.31	(0.26)	0.05	(0.34)	—	(0.34)	10.94
2016	11.08	0.34	0.15	0.49	(0.34)	—	(0.34)	11.23
2015	11.11	0.35	(0.04)	0.31	(0.34)	—	(0.34)	11.08
Class I (02/97)
2019	10.64	0.34	0.27	0.61	(0.34)	—	(0.34)	10.91
2018	10.94	0.37	(0.28)	0.09	(0.39)	—	(0.39)	10.64
2017	11.23	0.39	(0.26)	0.13	(0.42)	—	(0.42)	10.94
2016	11.09	0.42	0.15	0.57	(0.43)	—	(0.43)	11.23
2015	11.11	0.43	(0.02)	0.41	(0.43)	—	(0.43)	11.09

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

5.74%	$270,776	0.97%	0.79%	2.97%	25%
0.57	272,191	0.86	0.78	3.24	27
0.94	287,149	0.80	0.78	3.40	12
5.05	300,288	0.80	0.79	3.62	10
3.46	297,982	0.80	0.79	3.68	7

4.91	7,232	1.77	1.59	2.17	25
(0.21)	7,583	1.66	1.58	2.43	27
0.21	8,567	1.60	1.58	2.59	12
4.22	6,660	1.59	1.58	2.78	10
2.57	3,916	1.59	1.58	2.82	7

5.15	14,325	1.51	1.33	2.40	25
0.02	30,894	1.41	1.33	2.69	27
0.48	37,666	1.35	1.33	2.85	12
4.50	44,816	1.35	1.34	3.07	10
2.82	47,090	1.35	1.34	3.14	7

5.89	56,021	0.76	0.58	3.17	25
0.80	44,851	0.66	0.58	3.43	27
1.25	42,609	0.60	0.58	3.60	12
5.19	33,356	0.60	0.59	3.81	10
3.69	24,566	0.60	0.59	3.88	7

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Michigan
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/85)
2019	$11.35	$0.30	$ 0.31	$0.61	$(0.29)	$ —	$(0.29)	$11.67
2018	11.56	0.31	(0.20)	0.11	(0.32)	—	(0.32)	11.35
2017	11.85	0.36	(0.26)	0.10	(0.36)	(0.03)	(0.39)	11.56
2016	11.57	0.40	0.31	0.71	(0.40)	(0.03)	(0.43)	11.85
2015	11.59	0.42	0.07	0.49	(0.44)	(0.07)	(0.51)	11.57
Class C (02/14)
2019	11.31	0.21	0.31	0.52	(0.20)	—	(0.20)	11.63
2018	11.53	0.22	(0.21)	0.01	(0.23)	—	(0.23)	11.31
2017	11.82	0.26	(0.25)	0.01	(0.27)	(0.03)	(0.30)	11.53
2016	11.55	0.30	0.31	0.61	(0.31)	(0.03)	(0.34)	11.82
2015	11.57	0.31	0.09	0.40	(0.35)	(0.07)	(0.42)	11.55
Class C2 (06/93)
2019	11.32	0.24	0.31	0.55	(0.23)	—	(0.23)	11.64
2018	11.54	0.25	(0.22)	0.03	(0.25)	—	(0.25)	11.32
2017	11.83	0.29	(0.25)	0.04	(0.30)	(0.03)	(0.33)	11.54
2016	11.55	0.33	0.32	0.65	(0.34)	(0.03)	(0.37)	11.83
2015	11.57	0.36	0.07	0.43	(0.38)	(0.07)	(0.45)	11.55
Class I (02/97)
2019	11.33	0.32	0.32	0.64	(0.32)	—	(0.32)	11.65
2018	11.55	0.33	(0.21)	0.12	(0.34)	—	(0.34)	11.33
2017	11.84	0.38	(0.26)	0.12	(0.38)	(0.03)	(0.41)	11.55
2016	11.56	0.42	0.31	0.73	(0.42)	(0.03)	(0.45)	11.84
2015	11.58	0.44	0.08	0.52	(0.47)	(0.07)	(0.54)	11.56

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

5.49%	$116,693	0.86%	0.82%	2.66%	16%
0.94	112,969	0.86	0.82	2.72	10
0.91	120,270	0.86	0.83	3.05	16
6.26	114,390	0.84	0.83	3.39	5
4.28	106,431	0.84	0.84	3.59	19

4.67	10,199	1.66	1.62	1.85	16
0.06	11,758	1.66	1.62	1.92	10
0.11	10,565	1.66	1.63	2.25	16
5.38	8,697	1.64	1.63	2.55	5
3.49	3,489	1.63	1.63	2.68	19

4.89	4,506	1.41	1.37	2.08	16
0.27	11,807	1.41	1.37	2.17	10
0.35	13,234	1.41	1.38	2.51	16
5.73	20,615	1.39	1.38	2.85	5
3.75	22,182	1.39	1.39	3.04	19

5.72	123,326	0.66	0.62	2.85	16
1.06	93,181	0.66	0.62	2.92	10
1.12	74,199	0.66	0.63	3.25	16
6.49	52,273	0.64	0.63	3.58	5
4.49	34,913	0.64	0.64	3.78	19

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Missouri
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/87)
2019	$11.19	$0.36	$ 0.27	$0.63	$(0.37)	$ —	$(0.37)	$11.45
2018	11.38	0.38	(0.20)	0.18	(0.37)	—	(0.37)	11.19
2017	11.60	0.40	(0.24)	0.16	(0.38)	—	(0.38)	11.38
2016	11.30	0.41	0.30	0.71	(0.41)	—	(0.41)	11.60
2015	11.34	0.43	(0.04)	0.39	(0.43)	—	(0.43)	11.30
Class C (02/14)
2019	11.14	0.27	0.27	0.54	(0.28)	—	(0.28)	11.40
2018	11.33	0.29	(0.20)	0.09	(0.28)	—	(0.28)	11.14
2017	11.56	0.30	(0.24)	0.06	(0.29)	—	(0.29)	11.33
2016	11.26	0.32	0.30	0.62	(0.32)	—	(0.32)	11.56
2015	11.31	0.33	(0.04)	0.29	(0.34)	—	(0.34)	11.26
Class C2 (02/94)
2019	11.15	0.30	0.27	0.57	(0.31)	—	(0.31)	11.41
2018	11.34	0.32	(0.20)	0.12	(0.31)	—	(0.31)	11.15
2017	11.57	0.33	(0.24)	0.09	(0.32)	—	(0.32)	11.34
2016	11.27	0.35	0.30	0.65	(0.35)	—	(0.35)	11.57
2015	11.31	0.36	(0.03)	0.33	(0.37)	—	(0.37)	11.27
Class I (02/97)
2019	11.18	0.39	0.26	0.65	(0.40)	—	(0.40)	11.43
2018	11.37	0.40	(0.19)	0.21	(0.40)	—	(0.40)	11.18
2017	11.59	0.42	(0.23)	0.19	(0.41)	—	(0.41)	11.37
2016	11.30	0.44	0.29	0.73	(0.44)	—	(0.44)	11.59
2015	11.33	0.45	(0.03)	0.42	(0.45)	—	(0.45)	11.30

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

5.69%	$267,631	0.78%	0.78%	3.26%	17%
1.64	230,518	0.78	0.78	3.38	18
1.45	220,958	0.78	0.78	3.47	17
6.43	220,195	0.79	0.79	3.62	9
3.48	210,841	0.79	0.79	3.75	8

4.96	19,534	1.58	1.58	2.46	17
0.83	18,629	1.58	1.58	2.58	18
0.56	18,663	1.58	1.58	2.67	17
5.62	15,483	1.58	1.58	2.78	9
2.59	6,025	1.59	1.59	2.90	8

5.15	9,688	1.33	1.33	2.71	17
1.10	19,076	1.33	1.33	2.84	18
0.83	22,211	1.33	1.33	2.93	17
5.89	27,930	1.34	1.34	3.08	9
2.94	29,534	1.34	1.34	3.20	8

5.93	259,964	0.58	0.58	3.46	17
1.86	243,589	0.58	0.58	3.58	18
1.66	229,036	0.58	0.58	3.67	17
6.56	230,050	0.59	0.59	3.82	9
3.79	193,623	0.59	0.59	3.95	8

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Ohio
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/85)
2019	$11.29	$0.33	$ 0.32	$ 0.65	$(0.32)	$ —	$(0.32)	$11.62
2018	11.55	0.34	(0.24)	0.10	(0.36)	—	(0.36)	11.29
2017	11.86	0.37	(0.32)	0.05	(0.36)	—	(0.36)	11.55
2016	11.51	0.40	0.36	0.76	(0.41)	—	(0.41)	11.86
2015	11.51	0.42	0.02	0.44	(0.44)	—	(0.44)	11.51
Class C (02/14)
2019	11.22	0.23	0.33	0.56	(0.23)	—	(0.23)	11.55
2018	11.48	0.24	(0.23)	0.01	(0.27)	—	(0.27)	11.22
2017	11.80	0.27	(0.33)	(0.06)	(0.26)	—	(0.26)	11.48
2016	11.46	0.30	0.36	0.66	(0.32)	—	(0.32)	11.80
2015	11.46	0.31	0.04	0.35	(0.35)	—	(0.35)	11.46
Class C2 (08/93)
2019	11.25	0.26	0.32	0.58	(0.25)	—	(0.25)	11.58
2018	11.51	0.27	(0.23)	0.04	(0.30)	—	(0.30)	11.25
2017	11.82	0.30	(0.32)	(0.02)	(0.29)	—	(0.29)	11.51
2016	11.47	0.33	0.36	0.69	(0.34)	—	(0.34)	11.82
2015	11.47	0.35	0.02	0.37	(0.37)	—	(0.37)	11.47
Class I (02/97)
2019	11.24	0.35	0.32	0.67	(0.33)	—	(0.33)	11.58
2018	11.51	0.36	(0.24)	0.12	(0.39)	—	(0.39)	11.24
2017	11.83	0.39	(0.33)	0.06	(0.38)	—	(0.38)	11.51
2016	11.48	0.42	0.36	0.78	(0.43)	—	(0.43)	11.83
2015	11.48	0.44	0.02	0.46	(0.46)	—	(0.46)	11.48

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

5.84%	$321,256	0.79%	0.79%	2.89%	13%
0.92	306,232	0.78	0.78	2.94	16
0.43	304,829	0.78	0.78	3.15	11
6.68	302,097	0.79	0.79	3.41	9
3.84	287,392	0.80	0.80	3.59	16

5.02	20,574	1.59	1.59	2.09	13
0.13	21,720	1.58	1.58	2.14	16
(0.46)	23,572	1.58	1.58	2.35	11
5.80	16,122	1.58	1.58	2.55	9
3.06	6,392	1.59	1.59	2.72	16

5.24	18,481	1.33	1.33	2.34	13
0.34	34,583	1.33	1.33	2.39	16
(0.14)	41,936	1.33	1.33	2.60	11
6.10	57,127	1.34	1.34	2.87	9
3.27	59,495	1.35	1.35	3.04	16

6.12	272,612	0.59	0.59	3.09	13
1.04	233,238	0.58	0.58	3.14	16
0.55	218,069	0.58	0.58	3.35	11
6.92	207,480	0.59	0.59	3.60	9
4.07	176,893	0.60	0.60	3.78	16

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Wisconsin
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/94)
2019	$10.48	$0.33	$ 0.32	$ 0.65	$(0.34)	$ —	$(0.34)	$10.79
2018	10.60	0.34	(0.12)	0.22	(0.34)	—	(0.34)	10.48
2017	11.01	0.35	(0.41)	(0.06)	(0.35)	—	(0.35)	10.60
2016	10.78	0.38	0.23	0.61	(0.38)	—	(0.38)	11.01
2015	10.68	0.40	0.10	0.50	(0.40)	—	(0.40)	10.78
Class C (02/14)
2019	10.48	0.24	0.32	0.56	(0.25)	—	(0.25)	10.79
2018	10.60	0.26	(0.13)	0.13	(0.25)	—	(0.25)	10.48
2017	11.01	0.26	(0.41)	(0.15)	(0.26)	—	(0.26)	10.60
2016	10.79	0.28	0.24	0.52	(0.30)	—	(0.30)	11.01
2015	10.69	0.31	0.11	0.42	(0.32)	—	(0.32)	10.79
Class C2 (02/97)
2019	10.49	0.27	0.32	0.59	(0.28)	—	(0.28)	10.80
2018	10.61	0.29	(0.13)	0.16	(0.28)	—	(0.28)	10.49
2017	11.02	0.29	(0.41)	(0.12)	(0.29)	—	(0.29)	10.61
2016	10.79	0.32	0.23	0.55	(0.32)	—	(0.32)	11.02
2015	10.69	0.34	0.10	0.44	(0.34)	—	(0.34)	10.79
Class I (02/97)
2019	10.50	0.35	0.32	0.67	(0.36)	—	(0.36)	10.81
2018	10.63	0.37	(0.14)	0.23	(0.36)	—	(0.36)	10.50
2017	11.04	0.37	(0.41)	(0.04)	(0.37)	—	(0.37)	10.63
2016	10.81	0.40	0.24	0.64	(0.41)	—	(0.41)	11.04
2015	10.71	0.42	0.10	0.52	(0.42)	—	(0.42)	10.81

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

6.29%	$77,040	0.93%	0.88%	3.11%	26%
2.08	53,569	0.88	0.88	3.27	17
(0.54)	56,228	0.86	0.86	3.23	21
5.80	57,828	0.86	0.86	3.46	10
4.72	53,553	0.86	0.86	3.68	5

5.45	8,690	1.73	1.68	2.31	26
1.27	5,566	1.68	1.68	2.47	17
(1.32)	6,303	1.66	1.66	2.43	21
4.89	5,565	1.66	1.66	2.62	10
3.91	2,575	1.66	1.66	2.84	5

5.69	5,947	1.48	1.43	2.58	26
1.50	8,836	1.43	1.43	2.72	17
(1.09)	9,907	1.41	1.41	2.68	21
5.21	12,704	1.42	1.42	2.92	10
4.18	13,574	1.41	1.41	3.14	5

6.52	69,305	0.73	0.68	3.32	26
2.21	52,835	0.68	0.68	3.46	17
(0.32)	50,317	0.67	0.67	3.43	21
6.01	41,742	0.66	0.66	3.64	10
4.94	28,112	0.66	0.66	3.87	5

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Multistate Trust IV (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of the Nuveen Kansas Municipal Bond Fund (“Kansas”), Nuveen Kentucky Municipal Bond Fund (“Kentucky”), Nuveen Michigan Municipal Bond Fund (“Michigan”), Nuveen Missouri Municipal Bond Fund (“Missouri”), Nuveen Ohio Municipal Bond Fund (“Ohio”) and Nuveen Wisconsin Municipal Bond Fund (“Wisconsin”) (each a “Fund” and collectively, the “Funds”), as diversified funds. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.
The end of the reporting period for the Funds is May 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2019 (the "current fiscal period").
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
Each Fund's investment objective is to provide as high a level of current interest income exempt from regular federal, state, and, in some cases, local income taxes as is consistent with preservation of capital.
The Funds' most recent prospectus provides further description of each Fund's investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the following Funds' outstanding when-issued/delayed delivery purchase commitments were as follows:
	Kentucky	Missouri
Outstanding when-issued/delayed delivery purchase commitments	$440,000	$12,138,556
Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes and, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.
Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 - Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

Notes to Financial Statements (continued)
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Kansas	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$259,307,477	$ —	$259,307,477

Kentucky	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$371,591,912	$ —	$371,591,912

Michigan	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$246,015,011	$ —	$246,015,011
Short-Term Investments*:
Municipal Bonds	—	1,500,000	—	1,500,000
Total	$ —	$247,515,011	$ —	$247,515,011

Missouri	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$544,696,475	$ —	$544,696,475
Short-Term Investments*:
Municipal Bonds	—	12,800,000	—	12,800,000
Total	$ —	$557,496,475	$ —	$557,496,475

Ohio	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$614,516,124	$ —	$614,516,124

Wisconsin	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$154,994,575	$ —	$154,994,575

*	Refer to the Fund's Portfolio of Investments for industry classifications.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrow-

Notes to Financial Statements (continued)
ings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Floating rate obligations: self-deposited Inverse Floaters	$ 7,620,000	$29,845,000	$4,700,000	$ —	$ —	$8,020,000
Floating rate obligations: externally-deposited Inverse Floaters	5,250,000	7,190,000	3,150,000	—	13,125,000	750,000
Total	$12,870,000	$37,035,000	$7,850,000	$ —	$13,125,000	$8,770,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Average floating rate obligations outstanding	$7,620,000	$29,845,000	$4,700,000	$ —	$ —	$2,825,205
Average annual interest rate and fees	2.17%	2.07%	2.08%	—%	—%	2.12%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
The amount of outstanding borrowings under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding self-deposited Inverse Floaters. As of the end of the reporting period, the Funds did not have any outstanding borrowings under such liquidity facilities related to self-deposited Inverse Floaters. As of the end of the reporting period, Ohio had outstanding borrowings of $190,000, under such liquidity facilities related to certain externally-deposited Inverse Floaters, while none of the other Funds had any such loans related to their externally-deposited Inverse Floaters.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$6,485,000	$29,845,000	$4,700,000	$ —	$ —	$8,020,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	7,190,000	3,150,000	—	13,125,000	750,000
Total	$6,485,000	$37,035,000	$7,850,000	$ —	$13,125,000	$8,770,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 5/31/19		Year Ended 5/31/18
Kansas	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,946,016	$ 31,073,544	2,430,931	$ 25,906,770
Class A – automatic conversion of Class C2 Shares	85,916	908,992	—	—
Class C	171,265	1,806,146	273,101	2,905,444
Class C2	16,848	175,760	5,174	54,905
Class I	2,909,413	30,930,293	1,649,355	17,636,604
Shares issued to shareholders due to reinvestment of distributions:
Class A	395,336	4,179,486	407,653	4,330,928
Class C	25,404	267,929	29,887	316,963
Class C2	43,491	459,134	80,006	849,280
Class I	124,828	1,325,081	117,175	1,249,333
	6,718,517	71,126,365	4,993,282	53,250,227
Shares redeemed:
Class A	(2,414,312)	(25,473,372)	(2,586,360)	(27,509,896)
Class C	(239,740)	(2,521,343)	(351,838)	(3,727,927)
Class C2	(1,153,347)	(12,186,277)	(566,636)	(5,998,658)
Class C2 – automatic conversion to Class A Shares	(85,997)	(908,992)	—	—
Class I	(1,129,972)	(11,951,929)	(989,040)	(10,543,305)
	(5,023,368)	(53,041,913)	(4,493,874)	(47,779,786)
Net increase (decrease)	1,695,149	$ 18,084,452	499,408	$ 5,470,441

Notes to Financial Statements (continued)
	Year Ended 5/31/19		Year Ended 5/31/18
Kentucky	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,682,262	$ 28,528,086	1,512,152	$ 16,337,135
Class A – automatic conversion of Class C2 Shares	70,482	748,519	—	—
Class C	118,379	1,257,054	222,018	2,396,604
Class C2	2,233	23,709	4,009	43,142
Class I	2,132,800	22,786,434	1,413,787	15,254,914
Shares issued to shareholders due to reinvestment of distributions:
Class A	677,159	7,198,300	778,185	8,378,366
Class C	13,157	139,810	17,594	189,423
Class C2	35,972	382,151	80,546	867,252
Class I	100,808	1,071,481	108,691	1,169,620
	5,833,252	62,135,544	4,136,982	44,636,456
Shares redeemed:
Class A	(4,217,752)	(44,748,708)	(2,958,296)	(31,858,938)
Class C	(181,943)	(1,927,636)	(309,950)	(3,339,458)
Class C2	(1,560,018)	(16,575,820)	(624,416)	(6,736,303)
Class C2 – automatic conversion to Class A Shares	(70,482)	(748,519)	—	—
Class I	(1,317,315)	(13,898,583)	(1,201,210)	(12,897,248)
	(7,347,510)	(77,899,266)	(5,093,872)	(54,831,947)
Net increase (decrease)	(1,514,258)	$(15,763,722)	(956,890)	$(10,195,491)

	Year Ended 5/31/19		Year Ended 5/31/18
Michigan	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,801,122	$ 20,412,417	1,144,240	$ 13,118,610
Class A – automatic conversion of Class C Shares	11	119	—	—
Class A – automatic conversion of Class C2 Shares	70,271	796,061	—	—
Class C	133,281	1,510,811	288,585	3,304,662
Class C2	1,807	20,436	2,477	28,291
Class I	4,689,708	53,349,615	3,199,026	36,570,843
Shares issued to shareholders due to reinvestment of distributions:
Class A	183,487	2,081,883	193,306	2,210,980
Class C	13,465	152,302	16,793	191,478
Class C2	6,083	68,828	17,835	203,578
Class I	218,907	2,482,753	195,089	2,226,952
	7,118,142	80,875,225	5,057,351	57,855,394
Shares redeemed:
Class A	(2,009,528)	(22,714,092)	(1,784,652)	(20,441,377)
Class C	(309,283)	(3,471,411)	(182,452)	(2,079,993)
Class C – automatic conversion to Class A Shares	(11)	(119)	—	—
Class C2	(593,116)	(6,705,599)	(124,933)	(1,427,905)
Class C2 – automatic conversion to Class A Shares	(70,397)	(796,061)	—	—
Class I	(2,546,353)	(28,732,969)	(1,597,021)	(18,228,246)
	(5,528,688)	(62,420,251)	(3,689,058)	(42,177,521)
Net increase (decrease)	1,589,454	$ 18,454,974	1,368,293	$ 15,677,873

	Year Ended 5/31/19		Year Ended 5/31/18
Missouri	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,955,465	$ 55,310,419	3,930,286	$ 44,313,896
Class A – automatic conversion of Class C2 Shares	50,204	560,772	—	—
Class C	371,324	4,125,366	340,112	3,812,473
Class C2	1,899	21,098	20,717	234,734
Class I	5,508,107	61,514,103	4,731,850	53,190,487
Shares issued to shareholders due to reinvestment of distributions:
Class A	665,135	7,423,915	595,823	6,706,711
Class C	36,287	403,244	37,498	420,491
Class C2	25,422	282,467	46,253	519,181
Class I	334,706	3,731,624	302,653	3,403,389
	11,948,549	133,373,008	10,005,192	112,601,362
Shares redeemed:
Class A	(2,898,978)	(32,190,448)	(3,336,915)	(37,560,182)
Class C	(366,291)	(4,062,584)	(352,099)	(3,950,375)
Class C2	(838,726)	(9,322,660)	(313,987)	(3,531,423)
Class C2 – automatic conversion to Class A Shares	(50,384)	(560,772)	—	—
Class I	(4,904,180)	(54,449,797)	(3,382,274)	(38,058,966)
	(9,058,559)	(100,586,261)	(7,385,275)	(83,100,946)
Net increase (decrease)	2,889,990	$ 32,786,747	2,619,917	$ 29,500,416

	Year Ended 5/31/19		Year Ended 5/31/18
Ohio	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,514,248	$ 62,176,474	4,415,491	$ 50,400,697
Class A – automatic conversion of Class C2 Shares	108,513	1,224,431	—	—
Class C	288,665	3,239,574	397,508	4,519,610
Class C2	33,462	378,948	46,117	525,332
Class I	7,082,938	79,831,644	4,583,373	52,183,862
Shares issued to shareholders due to reinvestment of distributions:
Class A	628,097	7,105,857	668,713	7,624,451
Class C	32,265	362,691	41,115	466,384
Class C2	33,512	377,416	72,765	827,423
Class I	426,076	4,805,231	443,927	5,042,178
	14,147,776	159,502,266	10,669,009	121,589,937
Shares redeemed:
Class A	(5,731,924)	(64,584,227)	(4,350,626)	(49,555,247)
Class C	(475,200)	(5,354,132)	(555,741)	(6,319,584)
Class C2	(1,436,471)	(16,147,981)	(689,028)	(7,831,946)
Class C2 – automatic conversion to Class A Shares	(108,818)	(1,224,431)	—	—
Class I	(4,705,695)	(52,781,761)	(3,237,372)	(36,743,439)
	(12,458,108)	(140,092,532)	(8,832,767)	(100,450,216)
Net increase (decrease)	1,689,668	$ 19,409,734	1,836,242	$ 21,139,721

Notes to Financial Statements (continued)
	Year Ended 5/31/19		Year Ended 5/31/18
Wisconsin	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,838,878	$ 30,000,404	762,795	$ 8,043,894
Class A – automatic conversion of Class C2 Shares	11,764	123,407	—	—
Class C	392,110	4,127,348	75,311	793,653
Class C2	7,335	78,765	7,465	77,806
Class I	2,917,383	30,855,130	1,577,756	16,663,380
Shares issued to shareholders due to reinvestment of distributions:
Class A	179,315	1,888,875	168,217	1,769,001
Class C	16,410	172,811	13,276	139,642
Class C2	14,459	152,215	21,815	229,629
Class I	122,506	1,293,233	94,758	998,208
	6,500,160	68,692,188	2,721,393	28,715,213
Shares redeemed:
Class A	(998,534)	(10,435,442)	(1,122,915)	(11,782,744)
Class C	(133,974)	(1,406,596)	(151,931)	(1,601,231)
Class C2	(301,507)	(3,161,964)	(120,734)	(1,270,796)
Class C2 – automatic conversion to Class A Shares	(11,753)	(123,407)	—	—
Class I	(1,656,902)	(17,414,942)	(1,376,730)	(14,544,148)
	(3,102,670)	(32,542,351)	(2,772,310)	(29,198,919)
Net increase (decrease)	3,397,490	$ 36,149,837	(50,917)	$ (483,706)
5.  Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Purchases	$48,138,112	$90,694,236	$48,500,951	$107,133,635	$90,518,914	$66,166,023
Sales and maturities	37,359,686	95,736,712	37,565,726	84,031,995	78,796,014	34,974,790
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of May 31, 2019.
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Tax cost of investments	$242,264,118	$323,092,139	$229,894,451	$528,180,923	$578,886,408	$140,725,485
Gross unrealized:
Appreciation	$ 10,237,899	$ 18,673,343	$ 12,946,537	$ 30,760,031	$ 35,644,516	$ 6,642,183
Depreciation	(814,484)	(18,570)	(26,737)	(1,444,479)	(14,800)	(393,103)
Net unrealized appreciation (depreciation) of investments	$ 9,423,415	$ 18,654,773	$ 12,919,800	$ 29,315,552	$ 35,629,716	$ 6,249,080

Permanent differences, primarily due to expiration of capital loss carryforwards and taxable market discount, resulted in reclassifications among the Funds' components of net assets as of May 31, 2019, the Funds' tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2019, the Funds' tax year end, were as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Undistributed net tax-exempt income[1]	$895,281	$ —	$292,624	$2,240,045	$497,778	$396,902
Undistributed net ordinary income[2]	—	—	—	113,307	—	5,384
Undistributed net long-term capital gains	—	—	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2019 through May 31, 2019, and paid on June 3, 2019.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended May 31, 2019 and May 31, 2018 was designated for purposes of the dividends paid deduction as follows:
2019	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distributions from net tax-exempt income[3]	$7,270,352	$10,128,837	$6,007,507	$17,091,360	$16,818,479	$4,173,499
Distributions from net ordinary income[2]	171,740	—	—	281,045	24,471	—
Distributions from net long-term capital gains	—	—	—	—	—	—

2018	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distributions from net tax-exempt income	$8,059,430	$12,397,926	$6,213,667	$16,583,411	$18,506,240	$3,961,527
Distributions from net ordinary income[2]	29,760	26,858	—	48,685	708,337	7,865
Distributions from net long-term capital gains	—	—	—	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2019, as Exempt Interest Dividends.
As of May 31, 2019, the Funds' tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Not subject to expiration:
Short-term	$2,700,345	$2,069,112	$ 294,028	$2,261,431	$1,188,236	$2,192,746
Long-term	2,563,397	3,468,726	822,626	—	312,855	2,631,791
Total	$5,263,742	$5,537,838	$1,116,654	$2,261,431	$1,501,091	$4,824,537
During the Funds' tax year ended May 31, 2019, the following Funds utilized capital loss carryforwards as follows:
	Missouri	Wisconsin
Utilized capital loss carryforwards	$1,636,078	$848
As of May 31, 2019, the Funds' tax year end, $1,552,586 of Ohio's capital loss carryforward expired.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Notes to Financial Statements (continued)
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
For the first $125 million	0.3500%	0.3500%	0.3500%	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750	0.2750	0.2750	0.2750
For the next $5 billion	0.2500	0.2500	0.2500	0.2500	0.2500	0.2500
For net assets over $10 billion	0.2375	0.2375	0.2375	0.2375	0.2375	0.2375
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of May 31, 2019, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
Kansas	0.1580%
Kentucky	0.1580%
Michigan	0.1580%
Missouri	0.1686%
Ohio	0.1617%
Wisconsin	0.1580%
The Adviser has agreed to waive fees and/or reimburse expenses for Ohio so that total annual Fund operating expenses, (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified only with the approval of shareholders of the Fund.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:
Inter-Fund Trades	Kansas	Missouri	Wisconsin
Purchases	$5,103,492	$8,382,175	$1,061,450
Sales	—	2,930,974	2,113,524
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Sales charges collected (Unaudited)	$207,510	$118,900	$93,059	$490,510	$219,301	$257,211
Paid to financial intermediaries (Unaudited)	196,991	109,946	89,195	461,582	204,906	245,637
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Commission advances (Unaudited)	$162,636	$70,191	$79,740	$323,360	$155,033	$220,436
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
12b-1 fees retained (Unaudited)	$21,550	$15,361	$20,821	$31,853	$34,924	$26,731
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
CDSC retained (Unaudited)	$5,276	$6,089	$7,699	$13,075	$7,071	$8,543
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Funds utilized this facility. Each Fund's maximum outstanding balance during the utilization period was as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Maximum outstanding balance	$5,900,000	$5,086,957	$3,319,534	$2,174,853	$2,703,913	$130,591

Notes to Financial Statements (continued)
During each Fund's utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Average daily balance outstanding	$5,390,329	$5,086,956	$3,319,534	$2,174,853	$2,703,913	$130,591
Average annual interest rate	3.12%	3.50%	3.50%	3.50%	3.50%	3.50%
Borrowings outstanding as of the end of the reporting period, if any, are recognized as "Borrowings" on the Statement of Assets and Liabilities.
9.  New Accounting Pronouncements
Disclosure Update and Simplification
During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.
The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.
For the prior fiscal period, the total amount of distributions paid to shareholders from the net investment income and from accumulated net realized gains, if any, are recognized as "Dividends" on the Statement of Changes in Net Assets.
As of May 31, 2018, the Funds' Statement of Changes in Net Assets reflected the following UNII balances.
	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
UNII at the end of period	$133,375	$(747,950)	$(186,598)	$1,812,791	$(934,593)	$125,916
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Funds’ financial statements.

Additional Fund Information
(Unaudited)
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Lipper Ohio Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Ohio Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refundings: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); and legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures). In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, introducing additional share classes, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;
•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;
•	Risk Management and Valuation Services - continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;
•	Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
•	Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope.
In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.

For Nuveen Kansas Municipal Bond Fund (the “Kansas Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods. In addition, although the Fund’s performance was below its benchmark for the three-year period, the Fund outperformed its benchmark for the one- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Kentucky Municipal Bond Fund (the “Kentucky Fund”), the Board noted that although the Fund’s performance was below its benchmark in the one-, three- and five-year periods, the Fund ranked in the third quartile of its Performance Peer Group for the one- and three-year periods and second quartile for the five-year period. The Board was satisfied with the Fund’s overall performance.
For Nuveen Michigan Municipal Bond Fund (the “Michigan Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group in the one-year period, the Fund ranked in the second quartile for the three-year period and first quartile for the five-year period. In addition, although the Fund’s performance was below its benchmark for the one- and three-year periods, the Fund outperformed its benchmark in the five-year period. The Board noted that the Fund’s relative peer performance improved in the first quarter of 2019. The Fund ranked in the second quartile of its Performance Peer Group for the one- and three-year periods and first quartile for the five-year period ended March 29, 2019. The Board was satisfied with the Fund’s overall performance.
For Nuveen Missouri Municipal Bond Fund (the “Missouri Fund”), the Board noted that the Fund ranked in the second quartile of its Performance Peer Group in the one-year period and first quartile in the three- and five-year periods. In addition, although the Fund’s performance was below the performance of its benchmark for the one-year period, the Fund outperformed the benchmark in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Ohio Municipal Bond Fund (the “Ohio Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods. In addition, although the Fund’s performance was below the performance of its benchmark for the one- and three-year periods, the Fund outperformed its benchmark in the five-year period. The Board was satisfied with the Fund’s overall performance.
For Nuveen Wisconsin Municipal Bond Fund (the “Wisconsin Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one-, three- and five-year periods. In addition, although the Fund’s performance was below its benchmark in the three-year period, the Fund outperformed its benchmark in the one- and five-year periods. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund, before and after any undertaking by Nuveen to limit the fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), which included the Wisconsin Fund (as further discussed below), and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $15 million in fees for shareholders in 2018.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Independent Board Members noted that the Kansas Fund and the Michigan Fund each had a net management fee slightly higher than its peer average but a net expense ratio in line with its peer average; the Kentucky Fund and the Missouri Fund each had a net management fee slightly higher than its peer average but a net expense ratio below its peer average; the Ohio Fund had a net management fee in line with its peer average and a net expense ratio below its peer average; and the Wisconsin Fund had a net management fee and a net expense ratio slightly higher than the respective peer average. The Independent Board Members noted that the Wisconsin Fund’s net total expense ratio was slightly higher than the Peer Group average in 2018 due, in part, to an increase in the Fund’s interest expense. Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to the clients noted above compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its exchange-traded fund product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.

In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules and the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2017 and 2018), including the permanent expense cap for the Ohio Fund. The Independent Board Members noted that as a result of fund-level management fee changes implemented in June 2017, none of the Nuveen open-end funds were above their top level fee breakpoint.
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate as a result of serving as principal underwriter. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at ten. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	163
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	163

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	163
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Chairman (since 2019), and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	163
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President's Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	163
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	163
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe L.C. Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	163

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	163
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	161

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	163

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since March 2018).

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Diana R. Gonzalez 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
(1)          Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)         On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)         “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MAN-MS6-0519D894589-INV-Y-07/20

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended May 31, 2019	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Kansas Municipal Bond Fund	30,065	0	0	0
Nuveen Kentucky Municipal Bond Fund	30,430	0	0	0
Nuveen Missouri Municipal Bond Fund	31,175	0	0	0
Nuveen Michigan Municipal Bond Fund	30,015	0	0	0
Nuveen Ohio Municipal Bond Fund	31,535	0	0	0
Nuveen Wisconsin Municipal Bond Fund	29,635	0	0	0

Total	$182,855	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Kansas Municipal Bond Fund	0%	0%	0%	0%
Nuveen Kentucky Municipal Bond Fund	0%	0%	0%	0%
Nuveen Missouri Municipal Bond Fund	0%	0%	0%	0%
Nuveen Michigan Municipal Bond Fund	0%	0%	0%	0%
Nuveen Ohio Municipal Bond Fund	0%	0%	0%	0%
Nuveen Wisconsin Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2018	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Kansas Municipal Bond Fund	30,004	0	0	0
Nuveen Kentucky Municipal Bond Fund	30,503	0	0	0
Nuveen Missouri Municipal Bond Fund	31,081	0	0	0
Nuveen Michigan Municipal Bond Fund	29,932	0	0	0
Nuveen Ohio Municipal Bond Fund	31,516	0	0	0
Nuveen Wisconsin Municipal Bond Fund	29,502	0	0	0

Total	$182,538	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Kansas Municipal Bond Fund	0%	0%	0%	0%
Nuveen Kentucky Municipal Bond Fund	0%	0%	0%	0%
Nuveen Missouri Municipal Bond Fund	0%	0%	0%	0%
Nuveen Michigan Municipal Bond Fund	0%	0%	0%	0%
Nuveen Ohio Municipal Bond Fund	0%	0%	0%	0%
Nuveen Wisconsin Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2019	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust IV	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2018	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust IV	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2019	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Kansas Municipal Bond Fund	0	0	0	0
Nuveen Kentucky Municipal Bond Fund	0	0	0	0
Nuveen Missouri Municipal Bond Fund	0	0	0	0
Nuveen Michigan Municipal Bond Fund	0	0	0	0
Nuveen Ohio Municipal Bond Fund	0	0	0	0
Nuveen Wisconsin Municipal Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended May 31, 2018	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Kansas Municipal Bond Fund	0	0	0	0
Nuveen Kentucky Municipal Bond Fund	0	0	0	0
Nuveen Missouri Municipal Bond Fund	0	0	0	0
Nuveen Michigan Municipal Bond Fund	0	0	0	0
Nuveen Ohio Municipal Bond Fund	0	0	0	0
Nuveen Wisconsin Municipal Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust IV

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: August 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: August 8, 2019

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: August 8, 2019